UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 10 of its series:

Wells Fargo Capital Growth Fund, Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Endeavor Select Fund, Wells Fargo Growth Fund, Wells Fargo Intrinsic Value Fund, Wells Fargo Large Cap Core Fund, Wells Fargo Large Cap Growth Fund, Wells Fargo Large Company Value Fund, Wells Fargo Omega Growth Fund, and Wells Fargo Premier Large Company Growth Fund.

Date of reporting period: July 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

July 31, 2016

Wells Fargo Capital Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Capital Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Capital Growth Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Capital Growth Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Capital Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Capital Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Chris Warner, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFCGX)	7-31-2007	(5.04)	9.34	6.01	0.75	10.64	6.64	1.22	1.11
Class C (WFCCX)	7-31-2007	(1.00)	9.81	5.87	0.00	9.81	5.87	1.97	1.86
Class R4 (WCGRX)	11-30-2012	–	–	–	1.03	11.03	7.10	0.94	0.75
Class R6 (WFCRX)	11-30-2012	–	–	–	1.20	11.17	7.17	0.79	0.60
Administrator Class (WFCDX)	6-30-2003	–	–	–	0.88	10.86	6.91	1.14	0.94
Institutional Class (WWCIX)	4-8-2005	–	–	–	1.09	11.14	7.16	0.89	0.70
Russell 1000® Growth Index[4]	–	–	–	–	4.35	13.62	9.50	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Capital Growth Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Capital Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2016.

■	Stock selection in the information technology (IT) and telecommunication services sectors detracted from performance.

■	Stock selection within the health care and consumer discretionary sectors benefited performance.

Over the 12-month period, an elevated level of uncertainty was visible in the U.S. stock market as global economic data and geopolitical events led many investors to reexamine their tolerance for risk; as a result, U.S. stocks at times traded more on emotion and fear than on company-specific fundamentals. In this environment, investors generally tended to prefer yield and defensive stocks, often referred to as bond proxies. These market dynamics were more pronounced in international markets, where economic activity generally was more tepid and geopolitical events caused greater uncertainty.

Ten largest holdings (%) as of July 31, 2016[6]
Alphabet Incorporated Class A	6.27
Amazon.com Incorporated	4.83
Facebook Incorporated Class A	4.50
Apple Incorporated	4.05
Visa Incorporated Class A	3.66
The Home Depot Incorporated	3.62
UnitedHealth Group Incorporated	3.14
Bristol-Myers Squibb Company	2.89
Constellation Brands Incorporated Class A	2.59
Starbucks Corporation	2.50

The Fund’s IT and telecommunication services holdings weighed on performance relative to the Russell 1000® Growth Index.

Within the IT sector, stock selection within the semiconductor and semiconductor-equipment industry detracted from returns. Also, a combination of company-specific issues and concerns over corporate IT spending pressured Fund holdings in the software industry. Tableau Software, Incorporated, which develops data-visualization software, reported disappointing results driven by an unexpected decline in licensing revenue. As a result, Tableau’s shares declined sharply. After reevaluating our investment thesis, we exited the position in favor of other opportunities in which we had higher conviction. Enterprise-security company Palo Alto Networks, Incorporated, also detracted from performance. While network security remains a priority for businesses, companies in this industry, including Palo Alto, have fallen victim to difficult earnings comparisons following the elevated level of growth they experienced in the wake of several high-profile cyberattacks. While Palo Alto reported better-than-expected revenue growth during the period, the company stated that earnings growth likely will decelerate in the near term because macroeconomic challenges have become more pronounced. We sold the Fund’s position in Palo Alto during the period given that the company had approached our valuation target, its fundamentals were likely to decelerate, and we saw few near-term catalysts.

Within the telecommunication services sector, the Fund’s position in SBA Communications Corporation, a cell-tower operator in the U.S. and abroad, detracted from performance. SBA’s growth rate declined due to weaker-than-expected capital spending by large wireless carriers and concerns about the company’s use of debt in a volatile credit market. Given the change in SBA’s fundamentals, we exited the Fund’s position in the stock.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Capital Growth Fund	9

Sector distribution as of July 31, 2016[7]

Stock selection in the health care sector aided Fund performance.

Innovative medical-equipment companies delivered favorable results. The Fund’s position in Edwards Lifesciences Corporation, which focuses on technologies to treat heart disease and is a leader in the market for transcatheter heart valves (THV), reported strong results driven by a significant increase in its THV sales. THV, a $3 billion market, is likely to grow as THV is a minimally invasive and effective approach for replacing heart valves. UnitedHealth Group Incorporated, the largest managed-care company, also contributed to performance, delivering earnings that beat expectations. Much of UnitedHealth’s revenue growth has been driven by its Optum division, which handles pharmacy benefits and health services and enjoys a leadership position in the important field of health care data analytics. Optum helped drive the strong quarterly results by posting a sharp gain in revenue. The managed-care industry has been in flux as several of UnitedHealth’s competitors have been dealing with issues around proposed mergers. UnitedHealth has remained focused on its core business and avoided merger distractions, enabling the company to build market share in a competitive industry.

Recent market dynamics support our confidence in the Fund’s positioning.

The world presently faces a range of complex and substantial issues. As a result, investors often become preoccupied with worries about the global economic and geopolitical outlooks. Because we share many of these concerns, we have taken a cautious approach within the Fund. We have intentionally shifted toward higher-quality companies with stable cash flows; this positioning reflects the impact that macro factors could have on individual holdings. We acknowledge the importance of risk management in an era of uncertainty.

That being said, however, our process will remain focused on the micro. While valuations of the Fund’s holdings can fluctuate, the fundamentals of these companies, in our view, are underpinned by innovation and strong managements as well as by potentially profitable business models and durable growth. We believe these businesses may be relatively immune to economic uncertainty and therefore could be able to command a scarcity premium. These companies also tend to have visible, durable earnings growth, which indicates their stock prices ultimately could follow the same trajectory. We have been encouraged by recent market activity, which has shown signs of this condition playing out.

Scarcity is a key dimension in our view of the investing landscape. We believe the root cause of many of the world’s problems is a lack of healthy economic growth; however, the scarcity premium for secular earnings growth has yet to meaningfully unfold. We believe this time lag creates an attractive opportunity, as many of the Fund’s positions have underperformed relative to their actual earnings-growth rates; if investors are like thirsty desert travelers, the Fund’s fundamentally strong holdings could be viewed as an oasis on the horizon.

We believe the U.S. economy is on stable footing with attractive growth relative to much of the world. However, we remain mindful of the duration of economic cycles and the ongoing challenge for the U.S. economy to find a higher altitude. Therefore, we maintain a healthy allocation to high-quality core holdings and remain underweight stocks with high economic sensitivity. While consumer spending has not been overly robust, strength has continued in areas such as value retailing, ecommerce, leisure, and housing. These consumer themes, along with innovation in high-growth IT and health care, are well represented in the Fund.

Government spending appears poised to expand in areas such as infrastructure and defense. Although corporations remain cautious on capital spending, the severe headwinds of a strong U.S. dollar and low oil prices appear to be easing and could provide for better-than-expected earnings growth. Overall, we believe the U.S. stock market likely will be supported by a slowly improving economy, giving growth stocks a potential opportunity to stand out from the crowd.

Please see footnotes on page 7.

10	Wells Fargo Capital Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,107.69	$5.37	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.77	$5.14	1.02%
Class C
Actual	$1,000.00	$1,103.50	$9.18	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$8.79	1.75%
Class R4
Actual	$1,000.00	$1,108.22	$3.93	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%
Class R6
Actual	$1,000.00	$1,108.90	$3.15	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%
Administrator Class
Actual	$1,000.00	$1,108.07	$4.93	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72	0.94%
Institutional Class
Actual	$1,000.00	$1,109.26	$3.67	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Capital Growth Fund	11

Security name	Shares	Value

Common Stocks: 99.75%

Consumer Discretionary: 27.58%

Hotels, Restaurants & Leisure: 8.92%
Aramark	79,000	$2,832,146
McDonald’s Corporation	48,250	5,676,613
Starbucks Corporation	119,241	6,921,940
Wynn Resorts Limited «	32,350	3,168,683
Yum! Brands Incorporated	67,800	6,062,676

		24,662,058

Internet & Catalog Retail: 4.83%
Amazon.com Incorporated †	17,605	13,358,850

Media: 1.67%
Charter Communications Incorporated Class A †	19,600	4,603,452

Multiline Retail: 1.79%
Dollar General Corporation	52,200	4,945,428

Specialty Retail: 9.08%
O’Reilly Automotive Incorporated †	17,300	5,027,899
The Home Depot Incorporated	72,333	9,999,314
The TJX Companies Incorporated	74,910	6,121,645
ULTA Salon, Cosmetics & Fragrance Incorporated †	15,150	3,957,332

		25,106,190

Textiles, Apparel & Luxury Goods: 1.29%
Coach Incorporated	82,500	3,556,575

Consumer Staples: 10.21%

Beverages: 6.91%
Constellation Brands Incorporated Class A	43,484	7,158,771
Dr Pepper Snapple Group Incorporated	56,800	5,595,368
Monster Beverage Corporation †	39,450	6,336,854

		19,090,993

Household Products: 0.93%
The Procter & Gamble Company	30,100	2,576,259

Tobacco: 2.37%
Reynolds American Incorporated	130,750	6,545,345

Financials: 3.53%

Diversified Financial Services: 3.53%
Intercontinental Exchange Incorporated	19,395	5,124,159
S&P Global Incorporated	37,913	4,632,969

		9,757,128

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Capital Growth Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Health Care: 15.34%

Biotechnology: 2.52%
Alexion Pharmaceuticals Incorporated †	13,750	$1,768,250
Biogen Incorporated †	10,500	3,044,265
Celgene Corporation †	19,300	2,165,267

		6,977,782

Health Care Equipment & Supplies: 4.44%
Baxter International Incorporated	84,450	4,055,289
Boston Scientific Corporation †	141,650	3,439,262
Intuitive Surgical Incorporated †	6,850	4,765,956

		12,260,507

Health Care Providers & Services: 3.14%
UnitedHealth Group Incorporated	60,600	8,677,920

Pharmaceuticals: 5.24%
Bristol-Myers Squibb Company	106,688	7,981,329
Eli Lilly & Company	26,250	2,175,863
Novo Nordisk A/S ADR	75,850	4,321,175

		14,478,367

Industrials: 6.17%

Airlines: 1.02%
Delta Air Lines Incorporated	72,975	2,827,781

Electrical Equipment: 1.30%
Acuity Brands Incorporated	13,650	3,582,170

Professional Services: 1.15%
Verisk Analytics Incorporated †	37,200	3,172,416

Road & Rail: 2.70%
J.B. Hunt Transport Services Incorporated	32,800	2,726,664
Kansas City Southern	49,350	4,743,029

		7,469,693

Information Technology: 34.77%

Communications Equipment: 1.83%
Harris Corporation	58,450	5,062,939

Internet Software & Services: 12.48%
Alphabet Incorporated Class A †	21,908	17,336,677
Facebook Incorporated Class A †	100,274	12,427,960
Tencent Holdings Limited ADR	195,900	4,740,780

		34,505,417

IT Services: 7.83%
Fidelity National Information Services Incorporated	81,300	6,465,789
PayPal Holdings Incorporated †	136,200	5,072,088

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Capital Growth Fund	13

Security name		Shares	Value

IT Services (continued)
Visa Incorporated Class A		129,583	$10,113,953

			21,651,830

Semiconductors & Semiconductor Equipment: 1.62%
Broadcom Limited		27,600	4,470,648

Software: 6.96%
Adobe Systems Incorporated †		54,050	5,289,333
Electronic Arts Incorporated †		62,200	4,747,104
Salesforce.com Incorporated †		56,630	4,632,334
ServiceNow Incorporated †		60,780	4,553,638

			19,222,409

Technology Hardware, Storage & Peripherals: 4.05%
Apple Incorporated		107,326	11,184,442

Materials: 2.15%

Chemicals: 2.15%
The Sherwin-Williams Company		19,850	5,949,641

Total Common Stocks (Cost $204,082,906)			275,696,240

	Yield
Short-Term Investments: 3.31%

Investment Companies: 3.31%
Securities Lending Cash Investments LLC (l)(r)(u)	0.50%	2,439,600	2,439,600
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	6,708,393	6,708,393

Total Short-Term Investments (Cost $9,147,993)			9,147,993

Total investments in securities (Cost $213,230,899) *	103.06%	284,844,233
Other assets and liabilities, net	(3.06)	(8,449,782)

Total net assets	100.00%	$276,394,451

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $213,936,225 and unrealized gains (losses) consists of:

Gross unrealized gains	$72,420,249
Gross unrealized losses	(1,512,241)

Net unrealized gains	$70,908,008

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Capital Growth Fund	Statement of assets and liabilities—July 31, 2016

Assets
Investments
In unaffiliated securities (including $2,233,260 of securities loaned), at value (cost $204,082,906)	$275,696,240
In affiliated securities, at value (cost $9,147,993)	9,147,993

Total investments, at value (cost $213,230,899)	284,844,233
Receivable for Fund shares sold	148,539
Receivable for dividends	96,835
Receivable for securities lending income	1,034
Prepaid expenses and other assets	43,866

Total assets	285,134,507

Liabilities
Payable for investments purchased	5,959,071
Payable for Fund shares redeemed	102,153
Payable upon receipt of securities loaned	2,439,600
Management fee payable	120,700
Distribution fee payable	2,133
Administration fees payable	23,658
Accrued expenses and other liabilities	92,741

Total liabilities	8,740,056

Total net assets	$276,394,451

NET ASSETS CONSIST OF
Paid-in capital	$206,913,226
Accumulated net realized losses on investments	(2,132,109)
Net unrealized gains on investments	71,613,334

Total net assets	$276,394,451

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$77,648,467
Shares outstanding – Class A1	5,136,651
Net asset value per share – Class A	$15.12
Maximum offering price per share – Class A2	$16.04
Net assets – Class C	$3,415,181
Shares outstanding – Class C1	252,254
Net asset value per share – Class C	$13.54
Net assets – Class R4	$15,723
Share outstanding – Class R4[1]	948
Net asset value per share – Class R4	$16.59
Net assets – Class R6	$140,581,115
Shares outstanding – Class R6[1]	8,416,156
Net asset value per share – Class R6	$16.70
Net assets – Administrator Class	$31,063,665
Shares outstanding – Administrator Class[1]	1,917,879
Net asset value per share – Administrator Class	$16.20
Net assets – Institutional Class	$23,670,300
Shares outstanding – Institutional Class[1]	1,421,568
Net asset value per share – Institutional Class	$16.65

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2016	Wells Fargo Capital Growth Fund	15

Investment income
Dividends (net of foreign withholding taxes of $10,409)	$2,325,682
Securities lending income, net	22,146
Income from affiliated securities	12,094

Total investment income	2,359,922

Expenses
Management fee	1,984,076
Administration fees
Class A	140,288
Class C	7,550
Class R4	11
Class R6	42,565
Administrator Class	39,813
Institutional Class	29,974
Investor Class	55,871	[1]
Shareholder servicing fees
Class A	166,659
Class C	8,987
Class R4	15
Administrator Class	76,563
Investor Class	43,445	[1]
Distribution fee
Class C	26,962
Custody and accounting fees	25,646
Professional fees	42,968
Registration fees	98,235
Shareholder report expenses	27,963
Trustees’ fees and expenses	23,176
Other fees and expenses	19,340

Total expenses	2,860,107
Less: Fee waivers and/or expense reimbursements	(589,695)

Net expenses	2,270,412

Net investment income	89,510

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(424,974)
Net change in unrealized gains (losses) on investments	701,484

Net realized and unrealized gains (losses) on investments	276,510

Net increase in net assets resulting from operations	$366,020

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Capital Growth Fund	Statement of changes in net assets

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment income (loss)		$89,510		$(385,156)
Net realized gains (losses) on investments		(424,974)		55,955,753
Net change in unrealized gains (losses) on investments		701,484		(17,785,562)

Net increase in net assets resulting from operations		366,020		37,785,035

Distributions to shareholders from
Net realized gains
Class A		(12,289,754)		(4,805,732)
Class C		(556,329)		(1,397,806)
Class R4		(1,876)		(3,693)
Class R6		(18,521,143)		(36,912,629)
Administrator Class		(4,001,022)		(9,378,628)
Institutional Class		(3,150,712)		(12,743,781)
Investor Class		0 [1]		(24,364,369)

Total distributions to shareholders		(38,520,836)		(89,606,638)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,787,904	79,683,106	91,633	1,687,079
Class C	37,860	527,959	74,996	1,252,857
Class R6	958,376	15,871,334	698,773	13,635,803
Administrator Class	179,863	2,841,546	196,115	3,846,348
Institutional Class	571,120	9,788,878	569,045	11,364,181
Investor Class	45,169 [1]	724,606 [1]	429,740	7,934,159

		109,437,429		39,720,427

Reinvestment of distributions
Class A	842,773	12,076,915	283,053	4,667,546
Class C	37,294	480,716	78,077	1,185,209
Class R4	120	1,876	208	3,693
Class R6	1,172,966	18,521,143	2,067,934	36,912,629
Administrator Class	259,809	3,985,470	533,599	9,316,635
Institutional Class	188,296	2,965,655	349,997	6,236,949
Investor Class	0 [1]	0 [1]	1,450,130	23,680,615

		38,031,775		82,003,276

Payment for shares redeemed
Class A	(1,479,556)	(21,274,728)	(259,975)	(4,889,075)
Class C	(87,529)	(1,218,466)	(118,419)	(1,921,172)
Class R6	(1,823,127)	(29,216,949)	(985,710)	(19,513,578)
Administrator Class	(415,047)	(6,710,672)	(1,888,744)	(41,533,388)
Institutional Class	(536,405)	(8,726,371)	(1,930,743)	(37,357,917)
Investor Class	(4,836,074)[1]	(80,008,660)[1]	(1,294,319)	(23,062,370)

		(147,155,846)		(128,277,500)

Net increase (decrease) in net assets resulting from capital share transactions		313,358		(6,553,797)

Total decrease in net assets		(37,841,458)		(58,375,400)

Net assets
Beginning of period		314,235,909		372,611,309

End of period		$276,394,451		$314,235,909

Undistributed (accumulated) net investment income (loss)		$0		$(359,429)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.38	$21.31	$19.87	$16.74	$16.25
Net investment income (loss)	(0.03)[1]	(0.07)[1]	(0.10)[1]	0.00 [1,2]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	0.04	2.09	3.79	3.43	0.54

Total from investment operations	0.01	2.02	3.69	3.43	0.49
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00	0.00
Net realized gains	(2.27)	(5.95)	(2.23)	(0.30)	0.00

Total distributions to shareholders	(2.27)	(5.95)	(2.25)	(0.30)	0.00
Net asset value, end of period	$15.12	$17.38	$21.31	$19.87	$16.74
Total return[3]	0.75%	11.00%	19.09%	20.85%	3.02%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.27%	1.26%	1.26%	1.21%
Net expenses	1.06%	1.11%	1.11%	1.14%	1.20%
Net investment income (loss)	(0.18)%	(0.39)%	(0.46)%	0.01%	(0.30)%
Supplemental data
Portfolio turnover rate	85%	114%	94%	107%	116%
Net assets, end of period (000s omitted)	$77,648	$17,126	$18,561	$16,390	$17,784

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.92	$20.12	$18.98	$16.12	$15.77
Net investment loss	(0.13)[1]	(0.20)[1]	(0.24)[1]	(0.13)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	0.02	1.95	3.61	3.29	0.51

Total from investment operations	(0.11)	1.75	3.37	3.16	0.35
Distributions to shareholders from
Net realized gains	(2.27)	(5.95)	(2.23)	(0.30)	0.00
Net asset value, end of period	$13.54	$15.92	$20.12	$18.98	$16.12
Total return[2]	0.00%	10.15%	18.21%	19.97%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.02%	2.01%	2.01%	1.96%
Net expenses	1.81%	1.86%	1.86%	1.89%	1.95%
Net investment loss	(0.98)%	(1.14)%	(1.20)%	(0.73)%	(1.05)%
Supplemental data
Portfolio turnover rate	85%	114%	94%	107%	116%
Net assets, end of period (000s omitted)	$3,415	$4,212	$4,628	$4,503	$6,042

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2016	2015	2014	2013[1]
Net asset value, beginning of period	$18.79	$22.52	$20.83	$18.22
Net investment income (loss)	0.01 [2]	(0.01)[2]	(0.02)	0.05
Net realized and unrealized gains (losses) on investments	0.06	2.23	3.99	2.95

Total from investment operations	0.07	2.22	3.97	3.00
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	(0.09)
Net realized gains	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(2.27)	(5.95)	(2.28)	(0.39)
Net asset value, end of period	$16.59	$18.79	$22.52	$20.83
Total return[3]	1.03%	11.35%	19.56%	16.86%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.91%	0.90%
Net expenses	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.08%	(0.04)%	(0.10)%	0.37%
Supplemental data
Portfolio turnover rate	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$16	$16	$14	$12

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$18.87	$22.56	$20.85	$18.22
Net investment income	0.04 [2]	0.02	0.00 [2,3]	0.07
Net realized and unrealized gains (losses) on investments	0.06	2.24	4.00	2.95

Total from investment operations	0.10	2.26	4.00	3.02
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	(0.09)
Net realized gains	(2.27)	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(2.27)	(5.95)	(2.29)	(0.39)
Net asset value, end of period	$16.70	$18.87	$22.56	$20.85
Total return[4]	1.20%	11.54%	19.71%	16.99%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.79%	0.78%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income	0.23%	0.11%	0.01%	0.52%
Supplemental data
Portfolio turnover rate	85%	114%	94%	107%
Net assets, end of period (000s omitted)	$140,581	$153,009	$142,754	$58

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005 per share.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Capital Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.43	$22.22	$20.61	$17.32	$16.77
Net investment income (loss)	(0.01)[1]	(0.03)[1]	(0.05)[1]	0.04 [1]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	0.05	2.19	3.93	3.55	0.55

Total from investment operations	0.04	2.16	3.88	3.59	0.55
Distributions to shareholders from
Net investment income	0.00	0.00	(0.04)	0.00	0.00
Net realized gains	(2.27)	(5.95)	(2.23)	(0.30)	0.00

Total distributions to shareholders	(2.27)	(5.95)	(2.27)	(0.30)	0.00
Net asset value, end of period	$16.20	$18.43	$22.22	$20.61	$17.32
Total return	0.88%	11.22%	19.35%	21.15%	3.22%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.11%	1.09%	1.09%	1.05%
Net expenses	0.93%	0.90%	0.90%	0.91%	0.94%
Net investment income (loss)	(0.09)%	(0.16)%	(0.24)%	0.24%	(0.01)%
Supplemental data
Portfolio turnover rate	85%	114%	94%	107%	116%
Net assets, end of period (000s omitted)	$31,064	$34,886	$67,830	$63,786	$74,529

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.84	$22.54	$20.84	$17.56	$16.96
Net investment income	0.03 [1]	0.02 [1]	0.01 [1]	0.09 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	0.05	2.23	4.00	3.58	0.57

Total from investment operations	0.08	2.25	4.01	3.67	0.60
Distributions to shareholders from
Net investment income	0.00	0.00	(0.08)	(0.09)	0.00
Net realized gains	(2.27)	(5.95)	(2.23)	(0.30)	0.00

Total distributions to shareholders	(2.27)	(5.95)	(2.31)	(0.39)	0.00
Net asset value, end of period	$16.65	$18.84	$22.54	$20.84	$17.56
Total return	1.09%	11.50%	19.76%	21.42%	3.48%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.84%	0.82%	0.82%	0.78%
Net expenses	0.68%	0.65%	0.65%	0.67%	0.70%
Net investment income	0.16%	0.09%	0.05%	0.46%	0.21%
Supplemental data
Portfolio turnover rate	85%	114%	94%	107%	116%
Net assets, end of period (000s omitted)	$23,670	$22,578	$49,816	$331,310	$543,933

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Capital Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Capital Growth Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(269,903)	$269,919	$(16)

As of July 31, 2016, the Fund had current year deferred post-October capital losses consisting of $1,426,783 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Capital Growth Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$76,232,553	$0	$0	$76,232,553
Consumer staples	28,212,597	0	0	28,212,597
Financials	9,757,128	0	0	9,757,128
Health care	42,394,576	0	0	42,394,576
Industrials	17,052,060	0	0	17,052,060
Information technology	96,097,685	0	0	96,097,685
Materials	5,949,641	0	0	5,949,641

Short-term investments
Investment companies	6,708,393	0	0	6,708,393
Investments measured at net asset value*				2,439,600
Total assets	$282,404,633	$0	$0	$284,844,233

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $2,439,600 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

26	Wells Fargo Capital Growth Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.75% for Class R4 shares, 0.60% for R6 shares, 0.94% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2015, the Fund’s expenses were capped at 0.90% for Administrator Class shares and 0.65% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2016, Funds Distributor received $3,222 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $239,706,418 and $277,600,963, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo Capital Growth Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$0	$26,099,552
Long-term capital gain	38,520,836	63,507,086

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred
$70,908,008	$(1,426,783)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Capital Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Capital Growth Fund (formerly known as Wells Fargo Advantage Capital Growth Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Capital Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

Other information (unaudited)	Wells Fargo Capital Growth Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $38,520,836 was designated as a 20% rate gain distributions for the fiscal year ended July 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Capital Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Capital Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Capital Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Capital Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Capital Growth Fund	33

The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

34	Wells Fargo Capital Growth Fund	Other information (unaudited)

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Capital Growth Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245320 09-16 A200/AR200 07-16

Annual Report

July 31, 2016

Wells Fargo Disciplined U.S. Core Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Disciplined U.S. Core Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Disciplined U.S. Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

Greg Golden, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVSAX)	2-28-1990	(0.81)	12.30	7.17	5.22	13.64	7.81	0.84	0.84
Class C (EVSTX)	6-30-1999	3.43	12.79	7.00	4.43	12.79	7.00	1.59	1.59
Class R (EVSHX)	9-30-2015	–	–	–	5.00	13.34	7.50	1.09	1.09
Class R6 (EVSRX)	9-30-2015	–	–	–	5.70	14.14	8.20	0.41	0.41
Administrator Class (EVSYX)	2-21-1995	–	–	–	5.36	13.81	8.02	0.76	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	5.64	14.13	8.20	0.51	0.48
S&P 500 Index[4]	–	–	–	–	5.61	13.38	7.75	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Disciplined U.S. Core Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.92% for Class A, 1.67% for Class C, 1.17% for Class R, 0.43% for Class R6, 0.74% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Disciplined U.S. Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2016.

■	Weak stock selection in the consumer discretionary, industrials, and financials sectors detracted from the Fund’s relative performance.

■	The Fund benefited most significantly from favorable stock selection in the materials, health care, and consumer staples sectors.

Ten largest holdings (%) as of July 31, 2016[6]
Apple Incorporated	3.57
Microsoft Corporation	2.92
Exxon Mobil Corporation	2.59
Johnson & Johnson	2.55
Pfizer Incorporated	1.82
Chevron Corporation	1.71
General Electric Company	1.65
Intel Corporation	1.58
Cisco Systems Incorporated	1.58
AT&T Incorporated	1.56

U.S. economic growth slowed during the reporting period. While gross domestic product (GDP) grew at an annualized 3.9% rate in the second quarter of 2015, its pace had slipped to an annualized 1.2% rate for the second quarter of 2016. Although the U.S. Federal Reserve (Fed) increased the federal funds target interest rate by 0.25% in December 2015, no further increases occurred during the reporting period, and in June 2016, the Fed lowered its expectations for rate increases in 2017 and 2018. Markets reacted positively to this lower-for-longer stance.

The unexpected Brexit result of the U.K.’s June 2016 referendum on retaining the country’s membership in the European Union injected considerable volatility into global markets, with significant sell-offs in stock markets; dramatic moves in currency markets; and a flight into sovereign-debt markets that many investors perceive as safe havens, driving yields to historically low levels. Somewhat surprisingly, by the end of the second quarter of 2016, stock markets had recovered most of their losses and continued to rally through July.

Sector distribution as of July 31, 2016[7]

Weak stock selection in several sectors hindered the Fund’s relative results.

Within the Fund’s consumer discretionary holdings, an underweight to Amazon.com, Incorporated, and overweights to The Walt Disney Company; Dollar General Corporation; and Staples, Incorporated, were the largest detractors from performance. Within industrials, the Fund’s weak individual performers included airlines United Continental Holdings, Incorporated, and Delta Air Lines, Incorporated. In financials, overweights to Morgan Stanley; CBRE Group, Incorporated; and The Goldman Sachs Group, Incorporated, detracted from Fund performance.

The Fund benefited from stock selection in multiple sectors.

Within the materials sector, the Fund’s strongest individual contributors were metals-and-mining company Newmont Mining Corporation and containers-and-packaging company Avery Dennison Corporation. Stock selection in the health care and consumer staples sectors also delivered strong relative results. Within health care, the Fund benefited from overweights to Medtronic plc and Johnson & Johnson and from lack of exposure to three weak-performing pharmaceutical companies: Mallinckrodt plc; Perrigo Company plc; and Allergan, Incorporated. In consumer staples, the Fund enjoyed double-digit returns across several industries; the food-products industry delivered two of the top-performing companies: Keurig Green Mountain, Incorporated, and Tyson Foods, Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Disciplined U.S. Core Fund	9

Despite recent/future risks, we believe our process will continue to uncover attractive opportunities.

Looking ahead, we believe investors may be most concerned about geopolitical risks and potential contagion in the financials markets. The Brexit vote has set off a new round of global market volatility that likely will remain elevated for a while. Only time will tell if current fears will be realized; historically, many geopolitical shocks have been short term in nature, and economies and markets have adjusted to new realities.

While heightened volatility has been affecting all asset classes, we believe the impact on currencies and central banks’ responses to currency moves are likely to be the most significant factors influencing the U.S. economy and markets over the near term. The British pound already has depreciated significantly in response to the Brexit vote and could weaken further, which would make goods from the U.K. cheaper and thus more attractive to global consumers. In turn, global central banks could be compelled to take steps to make their currencies and goods more competitively priced in global markets. The U.S. dollar’s position as the global reserve currency may lead to flows into dollar-denominated assets, strengthening the dollar. As a result, the Fed could delay interest-rate increases due to the heightened risks and uncertainty in global markets. If the Fed does delay rate increases and other major central banks continue to pursue monetary-stimulus measures, we believe that monetary authorities would be doing the best they can to create a supportive environment for risk assets like stocks.

As a result of the increased volatility, risk aversion, and low-interest-rate environment, we believe investors may have been overpaying for lower-volatility and higher-yielding stocks in recent months. Although the market has not been rewarding companies displaying the traditional value metrics on which we focus, we believe companies with attractive valuations that potentially would benefit from positive economic growth remain the most attractive investment opportunities. We will stick to our investment philosophy centered on a disciplined, objective, and repeatable stock-selection process and emphasize firms we view as attractively valued and most likely to exceed earnings expectations.

We strive to deliver for shareholders.

Within the Fund, we strive to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on building a stock portfolio that emphasizes attractive valuations, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe the Fund provides shareholders the opportunity for meaningful capital appreciation over time.

Please see footnotes on page 7.

10	Wells Fargo Disciplined U.S. Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,124.90	$4.56	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.34	0.86%
Class C
Actual	$1,000.00	$1,119.90	$8.51	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.10	1.61%
Class R
Actual	$1,000.00	$1,123.19	$5.92	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.28	$5.63	1.12%
Class R6
Actual	$1,000.00	$1,127.47	$2.25	0.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.14	0.43%
Administrator Class
Actual	$1,000.00	$1,125.00	$3.91	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%
Institutional Class
Actual	$1,000.00	$1,127.11	$2.54	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.41	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Disciplined U.S. Core Fund	11

Security name	Shares	Value

Common Stocks: 98.49%

Consumer Discretionary: 11.50%

Auto Components: 0.24%
The Goodyear Tire & Rubber Company	61,680	$1,768,366

Automobiles: 1.62%
Ford Motor Company	486,392	6,157,723
General Motors Company	188,400	5,942,136

		12,099,859

Hotels, Restaurants & Leisure: 1.71%
Darden Restaurants Incorporated	81,777	5,034,192
McDonald’s Corporation	12,000	1,411,800
Starbucks Corporation	107,723	6,253,320

		12,699,312

Household Durables: 0.30%
D.R. Horton Incorporated	69,185	2,274,803

Internet & Catalog Retail: 0.99%
Amazon.com Incorporated †	9,692	7,354,387

Media: 2.45%
Comcast Corporation Class A	153,207	10,303,171
The Walt Disney Company	82,525	7,918,274

		18,221,445

Specialty Retail: 3.90%
Best Buy Company Incorporated	188,134	6,321,302
Lowe’s Companies Incorporated	96,030	7,901,348
Staples Incorporated	397,650	3,694,169
The Home Depot Incorporated	80,165	11,082,010

		28,998,829

Textiles, Apparel & Luxury Goods: 0.29%
Nike Incorporated Class B	38,638	2,144,409

Consumer Staples: 9.68%

Beverages: 2.32%
Dr Pepper Snapple Group Incorporated	60,081	5,918,579
PepsiCo Incorporated	68,932	7,508,073
The Coca-Cola Company	87,590	3,821,552

		17,248,204

Food & Staples Retailing: 3.45%
CVS Health Corporation	88,140	8,172,341
Sysco Corporation	109,876	5,690,478
The Kroger Company	52,928	1,809,608

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Food & Staples Retailing (continued)
Wal-Mart Stores Incorporated	136,853	$9,986,163

		25,658,590

Food Products: 0.98%
Mondelez International Incorporated Class A	35,304	1,552,670
Tyson Foods Incorporated Class A	78,357	5,767,075

		7,319,745

Household Products: 1.21%
The Clorox Company	41,281	5,410,701
The Procter & Gamble Company	42,031	3,597,433

		9,008,134

Tobacco: 1.72%
Altria Group Incorporated	146,644	9,927,799
Philip Morris International	28,774	2,884,881

		12,812,680

Energy: 7.20%

Energy Equipment & Services: 1.42%
Baker Hughes Incorporated	45,754	2,188,414
FMC Technologies Incorporated †	148,156	3,760,199
Schlumberger Limited	57,236	4,608,643

		10,557,256

Oil, Gas & Consumable Fuels: 5.78%
Chevron Corporation	124,180	12,725,966
Devon Energy Corporation	29,403	1,125,547
Exxon Mobil Corporation	216,763	19,281,069
Marathon Oil Corporation	46,500	634,260
Occidental Petroleum Corporation	19,000	1,419,870
Tesoro Corporation	20,083	1,529,320
Valero Energy Corporation	120,291	6,288,813

		43,004,845

Financials: 15.51%

Banks: 4.17%
Bank of America Corporation	765,864	11,097,369
Citigroup Incorporated	83,458	3,656,295
Fifth Third Bancorp	82,127	1,558,770
JPMorgan Chase & Company	89,627	5,733,439
KeyCorp	117,106	1,370,140
Regions Financial Corporation	626,056	5,740,934
SunTrust Banks Incorporated	25,348	1,071,967
Zions Bancorporation	28,500	794,580

		31,023,494

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Disciplined U.S. Core Fund	13

Security name	Shares	Value

Capital Markets: 0.59%
Bank of New York Mellon Corporation	111,023	$4,374,306

Consumer Finance: 0.27%
Capital One Financial Corporation	29,976	2,010,790

Diversified Financial Services: 1.45%
Berkshire Hathaway Incorporated Class B †	74,753	10,784,615

Insurance: 3.75%
AFLAC Incorporated	64,402	4,654,977
Cincinnati Financial Corporation	32,185	2,404,220
MetLife Incorporated	167,580	7,162,369
Principal Financial Group Incorporated	77,337	3,606,224
Prudential Financial Incorporated	89,959	6,773,013
The Travelers Companies Incorporated	16,219	1,884,972
Unum Group	42,816	1,430,483

		27,916,258

Real Estate Management & Development: 0.80%
CBRE Group Incorporated Class A †	208,549	5,933,219

REITs: 4.48%
American Tower Corporation	65,366	7,567,422
Boston Properties Incorporated	12,511	1,778,188
Crown Castle International Corporation	23,463	2,276,615
General Growth Properties Incorporated	137,891	4,405,617
Host Hotels & Resorts Incorporated	135,719	2,407,655
Prologis Incorporated	94,519	5,150,340
Simon Property Group Incorporated	36,118	8,200,231
Vornado Realty Trust	14,500	1,557,300

		33,343,368

Health Care: 15.18%

Biotechnology: 3.33%
AbbVie Incorporated	88,665	5,872,283
Amgen Incorporated	56,802	9,771,648
Gilead Sciences Incorporated	114,902	9,131,262

		24,775,193

Health Care Equipment & Supplies: 1.82%
Boston Scientific Corporation †	184,621	4,482,598
Medtronic plc	102,876	9,015,024

		13,497,622

Health Care Providers & Services: 3.68%
Aetna Incorporated	38,643	4,452,060
AmerisourceBergen Corporation	25,925	2,208,551
Express Scripts Holding Company †	24,632	1,873,756
HCA Holdings Incorporated †	26,582	2,050,270

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Health Care Providers & Services (continued)
McKesson Corporation	37,778	$7,350,088
UnitedHealth Group Incorporated	66,141	9,471,391

		27,406,116

Pharmaceuticals: 6.35%
Bristol-Myers Squibb Company	64,519	4,826,666
Johnson & Johnson	151,367	18,955,689
Merck & Company Incorporated	169,569	9,946,918
Pfizer Incorporated	367,156	13,544,385

		47,273,658

Industrials: 9.18%

Aerospace & Defense: 1.87%
General Dynamics Corporation	23,873	3,506,705
Raytheon Company	5,500	767,415
The Boeing Company	55,462	7,413,051
United Technologies Corporation	20,785	2,237,505

		13,924,676

Air Freight & Logistics: 0.94%
C.H. Robinson Worldwide Incorporated	19,895	1,385,090
United Parcel Service Incorporated Class B	51,860	5,606,066

		6,991,156

Airlines: 1.64%
Delta Air Lines Incorporated	106,526	4,127,883
Southwest Airlines Company	137,949	5,105,492
United Continental Holdings Incorporated †	63,891	2,995,849

		12,229,224

Commercial Services & Supplies: 0.71%
Waste Management Incorporated	79,725	5,271,417

Construction & Engineering: 0.60%
Jacobs Engineering Group Incorporated †	54,986	2,942,851
Quanta Services Incorporated †	59,821	1,531,418

		4,474,269

Industrial Conglomerates: 1.97%
3M Company	13,396	2,389,311
General Electric Company	394,658	12,289,650

		14,678,961

Machinery: 1.28%
Caterpillar Incorporated	48,571	4,019,736
Illinois Tool Works Incorporated	19,195	2,215,103
Parker-Hannifin Corporation	18,757	2,141,862

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Disciplined U.S. Core Fund	15

Security name	Shares	Value

Machinery (continued)
Stanley Black & Decker Incorporated	9,632	$1,172,214

		9,548,915

Professional Services: 0.17%
Robert Half International Incorporated	33,442	1,221,971

Information Technology: 20.93%

Communications Equipment: 1.58%
Cisco Systems Incorporated	384,321	11,733,320

Internet Software & Services: 4.28%
Alphabet Incorporated Class A †	13,420	10,619,783
Alphabet Incorporated Class C †	14,096	10,836,864
eBay Incorporated †	74,834	2,331,827
Facebook Incorporated Class A †	64,868	8,039,740

		31,828,214

IT Services: 3.39%
Accenture plc Class A	21,837	2,463,432
International Business Machines Corporation	35,155	5,646,596
Paychex Incorporated	39,385	2,334,743
The Western Union Company	178,248	3,564,960
Total System Services Incorporated	98,881	5,035,021
Xerox Corporation	601,578	6,196,253

		25,241,005

Semiconductors & Semiconductor Equipment: 2.89%
Intel Corporation	338,159	11,788,223
Linear Technology Corporation	45,158	2,709,028
NVIDIA Corporation	122,801	7,011,937

		21,509,188

Software: 4.04%
Citrix Systems Incorporated †	28,667	2,555,090
Microsoft Corporation	382,935	21,704,756
Oracle Corporation	141,000	5,786,640

		30,046,486

Technology Hardware, Storage & Peripherals: 4.75%
Apple Incorporated	255,241	26,598,665
EMC Corporation	72,605	2,053,269
HP Incorporated	481,014	6,739,006

		35,390,940

Materials: 3.36%

Chemicals: 1.42%
LyondellBasell Industries NV Class A	59,381	4,469,014

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2016

Security name		Shares	Value

Chemicals (continued)
The Dow Chemical Company		114,385	$6,139,043

			10,608,057

Containers & Packaging: 0.81%
Avery Dennison Corporation		77,613	6,045,277

Metals & Mining: 1.13%
Newmont Mining Corporation		190,374	8,376,456

Telecommunication Services: 2.81%

Diversified Telecommunication Services: 2.81%
AT&T Incorporated		268,958	11,643,192
Verizon Communications Incorporated		166,669	9,235,129

			20,878,321

Utilities: 3.14%

Electric Utilities: 2.77%
American Electric Power Company Incorporated		45,607	3,160,565
Edison International		38,258	2,960,404
Exelon Corporation		189,161	7,051,922
FirstEnergy Corporation		162,883	5,687,874
Xcel Energy Incorporated		39,543	1,739,101

			20,599,866

Multi-Utilities: 0.37%
Public Service Enterprise Group Incorporated		60,965	2,805,000

Total Common Stocks (Cost $560,839,509)			732,912,222

	Yield
Short-Term Investments: 1.21%

Investment Companies: 1.21%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32%	8,990,434	8,990,434

Total Short-Term Investments (Cost $8,990,434)			8,990,434

Total investments in securities (Cost $569,829,943) *	99.70%	741,902,656
Other assets and liabilities, net	0.30	2,232,086

Total net assets	100.00%	$744,134,742

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $571,760,319 and unrealized gains (losses) consists of:

Gross unrealized gains	$181,153,430
Gross unrealized losses	(11,011,093)

Net unrealized gains	$170,142,337

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2016	Wells Fargo Disciplined U.S. Core Fund	17

Assets
Investments
In unaffiliated securities, at value (cost $560,839,509)	$732,912,222
In affiliated securities, at value (cost $8,990,434)	8,990,434

Total investments, at value (cost $569,829,943)	741,902,656
Receivable for Fund shares sold	2,211,842
Receivable for dividends	759,311
Prepaid expenses and other assets	75,232

Total assets	744,949,041

Liabilities
Payable for Fund shares redeemed	235,792
Management fee payable	196,939
Distribution fees payable	26,248
Administration fees payable	110,002
Trustees’ fees and expenses payable	48,358
Shareholder servicing fees payable	118,168
Professional fees payable	42,486
Accrued expenses and other liabilities	36,306

Total liabilities	814,299

Total net assets	$744,134,742

NET ASSETS CONSIST OF
Paid-in capital	$553,268,359
Undistributed net investment income	9,238,630
Accumulated net realized gains on investments	9,555,040
Net unrealized gains on investments	172,072,713

Total net assets	$744,134,742

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$412,628,553
Shares outstanding – Class A1	28,454,241
Net asset value per share – Class A	$14.50
Maximum offering price per share – Class A2	$15.38
Net assets – Class C	$46,800,830
Shares outstanding – Class C1	3,478,356
Net asset value per share – Class C	$13.45
Net assets – Class R	$200,795
Shares outstanding – Class R1	13,595
Net asset value per share – Class R	$14.77
Net assets – Class R6	$4,023,725
Shares outstanding – Class R6[1]	270,840
Net asset value per share – Class R6	$14.86
Net assets – Administrator Class	$116,807,214
Shares outstanding – Administrator Class[1]	7,863,882
Net asset value per share – Administrator Class	$14.85
Net assets – Institutional Class	$163,673,625
Shares outstanding – Institutional Class[1]	11,122,568
Net asset value per share – Institutional Class	$14.72

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Disciplined U.S. Core Fund	Statement of operations—year ended July 31, 2016

Investment income
Dividends	$14,171,113
Income from affiliated securities	27,446
Securities lending income, net	5,599

Total investment income	14,204,158

Expenses
Management fee	2,022,382
Administration fees
Class A	725,700
Class C	62,644
Class R	55	[1]
Class R6	282	[1]
Administrator Class	111,428
Institutional Class	150,463
Shareholder servicing fees
Class A	863,928
Class C	74,576
Class R	66	[1]
Administrator Class	209,685
Distribution fees
Class C	223,727
Class R	66	[1]
Custody and accounting fees	47,994
Professional fees	62,980
Registration fees	75,921
Shareholder report expenses	54,244
Trustees’ fees and expenses	33,600
Interest expense	1,658
Other fees and expenses	52,497

Total expenses	4,773,896
Less: Fee waivers and/or expense reimbursements	(101,341)

Net expenses	4,672,555

Net investment income	9,531,603

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	10,319,714
Net change in unrealized gains (losses) on investments	22,567,499

Net realized and unrealized gains (losses) on investments	32,887,213

Net increase in net assets resulting from operations	$42,418,816

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Disciplined U.S. Core Fund	19

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment income		$9,531,603		$7,538,035
Net realized gains on investments		10,319,714		49,570,546
Net change in unrealized gains (losses) on investments		22,567,499		(1,189,230)

Net increase in net assets resulting from operations		42,418,816		55,919,351

Distributions to shareholders from
Net investment income
Class A		(4,528,287)		(3,522,119)
Class C		(257,661)		(84,291)
Class R		(495)[1]		N/A
Class R6		(1,177)[1]		N/A
Administrator Class		(1,187,160)		(647,073)
Institutional Class		(1,510,103)		(1,537,330)
Net realized gains
Class A		(31,556,159)		(46,161,619)
Class C		(2,500,322)		(2,082,924)
Class R		(2,461)[1]		N/A
Class R6		(5,847)[1]		N/A
Administrator Class		(6,952,701)		(7,515,200)
Institutional Class		(8,572,495)		(15,983,371)

Total distributions to shareholders		(57,074,868)		(77,533,927)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,125,390	126,350,368	2,148,617	33,269,672
Class C	2,429,480	31,365,592	823,111	12,057,914
Class R	13,383 [1]	196,826 [1]	N/A	N/A
Class R6	289,003 [1]	4,094,576 [1]	N/A	N/A
Administrator Class	5,692,270	79,570,117	1,319,355	20,847,005
Institutional Class	8,264,426	115,262,034	3,114,670	50,079,007

		356,839,513		116,253,598

Reinvestment of distributions
Class A	2,569,607	34,920,049	3,224,975	47,843,154
Class C	155,194	1,959,119	105,097	1,464,972
Class R	212 [1]	2,956 [1]	N/A	N/A
Class R6	504 [1]	7,024 [1]	N/A	N/A
Administrator Class	553,449	7,715,022	491,872	7,465,466
Institutional Class	369,132	5,097,050	561,645	8,449,624

		49,701,220		65,223,216

Payment for shares redeemed
Class A	(4,670,412)	(64,993,916)	(2,705,765)	(42,183,445)
Class C	(532,257)	(7,048,689)	(207,673)	(3,079,680)
Class R6	(18,667)[1]	(273,006)[1]	N/A	N/A
Administrator Class	(2,402,412)	(34,276,688)	(832,349)	(13,437,852)
Institutional Class	(4,530,382)	(66,406,281)	(2,190,447)	(34,044,476)

		(172,998,580)		(92,745,453)

Net increase in net assets resulting from capital share transactions		233,542,153		88,731,361

Total increase in net assets		218,886,101		67,116,785

Net assets
Beginning of period		525,248,641		458,131,856

End of period		$744,134,742		$525,248,641

Undistributed net investment income		$9,238,630		$7,431,071

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.45	$16.29	$16.27	$14.65	$14.25
Net investment income	0.21	0.21	0.19	0.24	0.20
Net realized and unrealized gains (losses) on investments	0.47	1.60	2.35	3.25	0.93

Total from investment operations	0.68	1.81	2.54	3.49	1.13
Distributions to shareholders from
Net investment income	(0.19)	(0.16)	(0.24)	(0.24)	(0.23)
Net realized gains	(1.44)	(2.49)	(2.28)	(1.63)	(0.50)

Total distributions to shareholders	(1.63)	(2.65)	(2.52)	(1.87)	(0.73)
Net asset value, end of period	$14.50	$15.45	$16.29	$16.27	$14.65
Total return[1]	5.22%	12.01%	17.00%	26.62%	8.54%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.89%	0.93%	0.94%	0.92%
Net expenses	0.87%	0.89%	0.92%	0.92%	0.92%
Net investment income	1.60%	1.43%	1.27%	1.66%	1.43%
Supplemental data
Portfolio turnover rate	52%	53%	71%	64%	82%
Net assets, end of period (000s omitted)	$412,629	$331,123	$305,577	$285,780	$254,272

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.50	$15.47	$15.58	$14.10	$13.69
Net investment income	0.14	0.13	0.08	0.12	0.09
Net realized and unrealized gains (losses) on investments	0.38	1.48	2.23	3.12	0.90

Total from investment operations	0.52	1.61	2.31	3.24	0.99
Distributions to shareholders from
Net investment income	(0.13)	(0.09)	(0.14)	(0.13)	(0.08)
Net realized gains	(1.44)	(2.49)	(2.28)	(1.63)	(0.50)

Total distributions to shareholders	(1.57)	(2.58)	(2.42)	(1.76)	(0.58)
Net asset value, end of period	$13.45	$14.50	$15.47	$15.58	$14.10
Total return[1]	4.43%	11.18%	16.10%	25.65%	7.75%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.64%	1.68%	1.69%	1.67%
Net expenses	1.62%	1.64%	1.67%	1.67%	1.67%
Net investment income	0.82%	0.66%	0.51%	0.92%	0.68%
Supplemental data
Portfolio turnover rate	52%	53%	71%	64%	82%
Net assets, end of period (000s omitted)	$46,801	$20,680	$10,913	$9,544	$8,590

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R	Year ended July 31, 2016[1]
Net asset value, beginning of period	$14.62
Net investment income	0.13 [2]
Net realized and unrealized gains (losses) on investments	1.72

Total from investment operations	1.85
Distributions to shareholders from
Net investment income	(0.26)
Net realized gains	(1.44)

Total distributions to shareholders	(1.70)
Net asset value, end of period	$14.77
Total return[3]	13.56%
Ratios to average net assets (annualized)
Gross expenses	1.12%
Net expenses	1.12%
Net investment income	1.12%
Supplemental data
Portfolio turnover rate	52%
Net assets, end of period (000s omitted)	$201

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	23

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2016[1]
Net asset value, beginning of period	$14.62
Net investment income	0.22 [2]
Net realized and unrealized gains (losses) on investments	1.72

Total from investment operations	1.94
Distributions to shareholders from
Net investment income	(0.26)
Net realized gains	(1.44)

Total distributions to shareholders	(1.70)
Net asset value, end of period	$14.86
Total return[3]	14.24%
Ratios to average net assets (annualized)
Gross expenses	0.44%
Net expenses	0.43%
Net investment income	1.88%
Supplemental data
Portfolio turnover rate	52%
Net assets, end of period (000s omitted)	$4,024

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.80	$16.60	$16.47	$14.79	$14.36
Net investment income	0.24 [1]	0.25 [1]	0.25 [1]	0.28 [1]	0.23 [1]
Net realized and unrealized gains (losses) on investments	0.48	1.63	2.35	3.27	0.93

Total from investment operations	0.72	1.88	2.60	3.55	1.16
Distributions to shareholders from
Net investment income	(0.23)	(0.19)	(0.19)	(0.24)	(0.23)
Net realized gains	(1.44)	(2.49)	(2.28)	(1.63)	(0.50)

Total distributions to shareholders	(1.67)	(2.68)	(2.47)	(1.87)	(0.73)
Net asset value, end of period	$14.85	$15.80	$16.60	$16.47	$14.79
Total return	5.36%	12.20%	17.12%	26.82%	8.72%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.74%	0.76%	0.78%	0.75%
Net expenses	0.74%	0.73%	0.74%	0.74%	0.74%
Net investment income	1.71%	1.58%	1.56%	1.87%	1.63%
Supplemental data
Portfolio turnover rate	52%	53%	71%	64%	82%
Net assets, end of period (000s omitted)	$116,807	$63,544	$50,498	$127,384	$150,408

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Disciplined U.S. Core Fund	25

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.66	$16.47	$16.43	$14.78	$14.39
Net investment income	0.28 [1]	0.30	0.26 [1]	0.35	0.26 [1]
Net realized and unrealized gains (losses) on investments	0.47	1.61	2.37	3.23	0.93

Total from investment operations	0.75	1.91	2.63	3.58	1.19
Distributions to shareholders from
Net investment income	(0.25)	(0.23)	(0.31)	(0.30)	(0.30)
Net realized gains	(1.44)	(2.49)	(2.28)	(1.63)	(0.50)

Total distributions to shareholders	(1.69)	(2.72)	(2.59)	(1.93)	(0.80)
Net asset value, end of period	$14.72	$15.66	$16.47	$16.43	$14.78
Total return	5.64%	12.55%	17.48%	27.16%	9.02%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.47%	0.50%	0.51%	0.49%
Net expenses	0.48%	0.47%	0.48%	0.48%	0.48%
Net investment income	1.96%	1.86%	1.63%	2.08%	1.80%
Supplemental data
Portfolio turnover rate	52%	53%	71%	64%	82%
Net assets, end of period (000s omitted)	$163,674	$109,901	$91,144	$1,875	$1,215

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	27

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$1,664	$(239,161)	$237,497

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

28	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$85,561,410	$0	$0	$85,561,410
Consumer staples	72,047,353	0	0	72,047,353
Energy	53,562,101	0	0	53,562,101
Financials	115,386,050	0	0	115,386,050
Health care	112,952,589	0	0	112,952,589
Industrials	68,340,589	0	0	68,340,589
Information technology	155,749,153	0	0	155,749,153
Materials	25,029,790	0	0	25,029,790
Telecommunications	20,878,321	0	0	20,878,321
Utilities	23,404,866	0	0	23,404,866

Short-term investments
Investment companies	8,990,434	0	0	8,990,434
Total assets	$741,902,656	$0	$0	$741,902,656

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Disciplined U.S. Core Fund	29

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.92% for Class A shares, 1.67% for Class C shares, 1.17% for Class R shares, 0.43% for Class R6 shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2016, Funds Distributor received $57,868 from the sale of Class A shares and $434, in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $478,305,949 and $299,169,103, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

30	Wells Fargo Disciplined U.S. Core Fund	Notes to financial statements

During the year ended July 31, 2016, the Fund had average borrowings outstanding of $119,281 at an average rate of 1.39% and paid interest in the amount of $1,658.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$14,963,940	$19,437,900
Long-term capital gain	42,110,928	58,096,027

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$9,286,853	$11,485,416	$170,142,337

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Disciplined U.S. Core Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Disciplined U.S. Core Fund (formerly known as Wells Fargo Advantage Disciplined U.S. Core Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Disciplined U.S. Core Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

32	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 66.77% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $42,110,928 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $10,252,643 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2016, $7,479,004 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

36	Wells Fargo Disciplined U.S. Core Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C and Class R.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser, if any, from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Disciplined U.S. Core Fund	37

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C and Class R. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Disciplined U.S. Core Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245321 09-16 A203/AR203 07-16

Annual Report

July 31, 2016

Wells Fargo Endeavor Select Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Endeavor Select Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Endeavor Select Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Endeavor Select Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Endeavor Select Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Endeavor Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael C. Smith, CFA®

Chris Warner, CFA®

Average annual total returns (%) as of July 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STAEX)	12-29-2000	(5.82)	9.11	5.82	(0.07)	10.42	6.45	1.19	1.19
Class B (WECBX)*	12-29-2000	(5.76)	9.33	5.88	(0.76)	9.61	5.88	1.94	1.94
Class C (WECCX)	12-29-2000	(1.76)	9.60	5.66	(0.76)	9.60	5.66	1.94	1.94
Administrator Class (WECDX)	4-8-2005	–	–	–	0.16	10.70	6.73	1.11	1.00
Institutional Class (WFCIX)	4-8-2005	–	–	–	0.27	10.89	6.91	0.86	0.80
Russell 1000® Growth Index[3]	–	–	–	–	4.35	13.62	9.50	–	–
*	Effective September 9, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Endeavor Select Fund	7

Growth of $10,000 investment as of July 31, 2016[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.00% for Administrator Class, and 0.80% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Endeavor Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2016.

■	Stock selection in the information technology (IT) and telecommunication services sectors detracted from performance.

■	Stock selection within the consumer discretionary sector benefited performance.

Over the 12-month period, an elevated level of uncertainty was visible in the U.S. stock market as global economic data and geopolitical events led many investors to reexamine their tolerance for risk; as a result, U.S. stocks at times traded more on emotion and fear than on company-specific fundamentals. In this environment, investors generally tended to prefer yield and defensive stocks, often referred to as bond proxies. These market dynamics were more pronounced in international markets, where economic activity generally was more tepid and geopolitical events caused greater uncertainty.

Ten largest holdings (%) as of July 31, 2016[5]
Amazon.com Incorporated	5.33
Alphabet Incorporated Class A	5.33
Facebook Incorporated Class A	4.74
Visa Incorporated Class A	4.22
The Home Depot Incorporated	4.16
Apple Incorporated	4.11
UnitedHealth Group Incorporated	3.63
Bristol-Myers Squibb Company	3.48
Fidelity National Information Services Incorporated	2.90
Constellation Brands Incorporated Class A	2.83

The Fund’s telecommunication services and IT holdings weighed on performance relative to the Russell 1000® Growth Index.

Within the telecommunication services sector, the Fund’s position in SBA Communications Corporation, a cell-tower operator in the U.S. and abroad, detracted from performance. SBA’s growth rate declined due to weaker-than-expected capital spending by large wireless carriers and concerns about the company’s use of debt in a volatile credit market. Given the change in SBA’s fundamentals, we exited the Fund’s position in the stock.

Within the IT sector, enterprise-security company Palo Alto Networks, Incorporated, detracted from performance. While network security remains a priority for businesses, companies in this industry, including

Palo Alto, have fallen victim to difficult earnings comparisons following the elevated level of growth they experienced in the wake of several high-profile cyberattacks. While Palo Alto reported better-than-expected revenue growth during the period, the company stated that earnings growth likely will decelerate in the near term because macroeconomic challenges have become more pronounced. We sold the Fund’s position in Palo Alto during the period given that the company had approached our valuation target, its fundamentals were likely to decelerate, and we saw few near-term catalysts.

Sector distribution as of July 31, 2016[6]

Stock selection in the consumer discretionary sector aided results.

The Fund benefited from its position in internet retail giant Amazon.com, Incorporated, as the company’s shares posted strong gains over the reporting period. Amazon enjoyed better-than-expected revenue growth from each of its business segments. Amazon’s strategy of providing low prices, an efficient retail-logistics network, and a strong customer-loyalty plan has resulted in continued market-share gains from traditional brick-and-mortar retailers. With an estimated 50 million subscribers, Amazon Prime has continued to grow sharply, while results from the company’s Amazon Web Services (AWS) segment have shown remarkable

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Endeavor Select Fund	9

growth. A multi-billion-dollar cloud-computing business, AWS has been generating a significant portion of Amazon’s operating income and is a key component of the company’s future growth.

The Fund’s position in The Home Depot, Incorporated, also contributed to performance. As a leading home improvement retailer in the U.S., Home Depot has benefited from several tailwinds. Most importantly, the U.S. housing recovery has been strengthening in terms of price appreciation, transaction volumes, and housing starts. Household formations, which have been rising, have been another catalyst for the company’s growth. As consumers regain confidence that their homes may appreciate in value, home-improvement spending should continue to improve. Strengthening labor markets also have helped consumers feel increasingly secure in their employment. Despite a cautious overall consumer environment, spending on home-related durable goods has been trending positively for several years; we have observed a secular trend of consumers shifting away from spending on apparel and luxury items and toward home improvement. In addition, Home Depot has improved store operations and inventory management; these efforts have translated into strong traffic growth and market-share gains compared with competitors and have helped send Home Depot’s stock price higher over the past 12 months.

Recent market dynamics support our confidence in the Fund’s positioning.

The world presently faces a range of complex and substantial issues. As a result, investors often become preoccupied with worries about the global economic and geopolitical outlooks. Because we share many of these concerns, we have taken a cautious approach within the Fund. We have intentionally shifted toward higher-quality companies with stable cash flows; this positioning reflects the impact that macro factors could have on individual holdings. We acknowledge the importance of risk management in an era of uncertainty.

That being said, however, our process will remain focused on the micro. While valuations of the Fund’s holdings can fluctuate, the fundamentals of these companies, in our view, are underpinned by innovation and strong managements as well as by potentially profitable business models and durable growth. We believe these businesses may be relatively immune to economic uncertainty and therefore could be able to command a scarcity premium. These companies also tend to have visible, durable earnings growth, which indicates their stock prices ultimately could follow the same trajectory. We have been encouraged by recent market activity, which has shown signs of this condition playing out.

Scarcity is a key dimension in our view of the investing landscape. We believe the root cause of many of the world’s problems is a lack of healthy economic growth; however, the scarcity premium for secular earnings growth has yet to meaningfully unfold. We believe this time lag creates an attractive opportunity, as many of the Fund’s positions have underperformed relative to their actual earnings-growth rates; if investors are like thirsty desert travelers, the Fund’s fundamentally strong holdings could be viewed as an oasis on the horizon.

We believe the U.S. economy is on stable footing with attractive growth relative to much of the world. However, we remain mindful of the duration of economic cycles and the ongoing challenge for the U.S. economy to find a higher altitude. Therefore, we maintain a healthy allocation to high-quality core holdings and remain underweight stocks with high economic sensitivity. While consumer spending has not been overly robust, strength has continued in areas such as value retailing, ecommerce, leisure, and housing. These consumer themes, along with innovation in high-growth IT and health care, are well represented in the Fund.

Government spending appears poised to expand in areas such as infrastructure and defense. Although corporations remain cautious on capital spending, the severe headwinds of a strong U.S. dollar and low oil prices appear to be easing and could provide for better-than-expected earnings growth. Overall, we believe the U.S. stock market likely will be supported by a slowly improving economy, giving growth stocks a potential opportunity to stand out from the crowd.

Please see footnotes on page 7.

10	Wells Fargo Endeavor Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,099.39	$6.26	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02	1.20%
Class B
Actual	$1,000.00	$1,095.83	$10.16	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.77	1.95%
Class C
Actual	$1,000.00	$1,095.83	$10.16	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.77	1.95%
Administrator Class
Actual	$1,000.00	$1,100.94	$5.22	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Institutional Class
Actual	$1,000.00	$1,101.60	$4.18	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Endeavor Select Fund	11

Security name	Shares	Value

Common Stocks: 100.58%

Consumer Discretionary: 24.65%

Hotels, Restaurants & Leisure: 5.23%
Starbucks Corporation	83,400	$4,841,370
Yum! Brands Incorporated	58,000	5,186,360

		10,027,730

Internet & Catalog Retail: 5.33%
Amazon.com Incorporated †	13,453	10,208,271

Media: 1.91%
Charter Communications Incorporated Class A †	15,600	3,663,972

Multiline Retail: 2.14%
Dollar General Corporation	43,200	4,092,768

Specialty Retail: 8.56%
O’Reilly Automotive Incorporated †	11,900	3,458,497
The Home Depot Incorporated	57,583	7,960,274
The TJX Companies Incorporated	60,917	4,978,137

		16,396,908

Textiles, Apparel & Luxury Goods: 1.48%
Coach Incorporated	65,600	2,828,016

Consumer Staples: 10.85%

Beverages: 8.25%
Constellation Brands Incorporated Class A	32,915	5,418,796
Dr Pepper Snapple Group Incorporated	51,200	5,043,712
Monster Beverage Corporation †	33,300	5,348,979

		15,811,487

Tobacco: 2.60%
Reynolds American Incorporated	99,400	4,975,964

Financials: 4.47%

Diversified Financial Services: 4.47%
Intercontinental Exchange Incorporated	16,883	4,460,489
S&P Global Incorporated	33,578	4,103,232

		8,563,721

Health Care: 13.68%

Biotechnology: 1.88%
Biogen Incorporated †	7,300	2,116,489
Celgene Corporation †	13,279	1,489,771

		3,606,260

Health Care Equipment & Supplies: 2.11%
Intuitive Surgical Incorporated †	5,800	4,035,408

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Endeavor Select Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Health Care Providers & Services: 3.63%
UnitedHealth Group Incorporated	48,600	$6,959,520

Pharmaceuticals: 6.06%
Bristol-Myers Squibb Company	89,000	6,658,090
Eli Lilly & Company	17,700	1,467,153
Novo Nordisk A/S ADR	61,100	3,480,867

		11,606,110

Industrials: 4.64%

Airlines: 1.07%
Delta Air Lines Incorporated	52,752	2,044,140

Professional Services: 1.36%
Verisk Analytics Incorporated †	30,700	2,618,096

Road & Rail: 2.21%
Kansas City Southern	44,000	4,228,840

Information Technology: 39.69%

Communications Equipment: 2.24%
Harris Corporation	49,500	4,287,690

Internet Software & Services: 14.22%
Alphabet Incorporated Class A †	12,899	10,207,495
Alphabet Incorporated Class C †	4,900	3,767,071
Facebook Incorporated Class A †	73,249	9,078,481
Tencent Holdings Limited ADR	173,200	4,191,440

		27,244,487

IT Services: 9.26%
Fidelity National Information Services Incorporated	69,800	5,551,193
PayPal Holdings Incorporated †	109,900	4,092,676
Visa Incorporated Class A	103,658	8,090,507

		17,734,376

Semiconductors & Semiconductor Equipment: 1.83%
Broadcom Limited	21,600	3,498,768

Software: 8.03%
Adobe Systems Incorporated †	38,100	3,728,466
Electronic Arts Incorporated †	55,300	4,220,496
Salesforce.com Incorporated †	46,600	3,811,880
ServiceNow Incorporated †	48,468	3,631,223

		15,392,065

Technology Hardware, Storage & Peripherals: 4.11%
Apple Incorporated	75,583	7,876,504

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Endeavor Select Fund	13

Security name		Shares	Value

Materials: 2.60%

Chemicals: 2.60%
The Sherwin-Williams Company		16,600	$4,975,518

Total Common Stocks (Cost $139,411,050)			192,676,619

	Yield
Short-Term Investments: 2.26%

Investment Companies: 2.26%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32%	4,327,746	4,327,746

Total Short-Term Investments (Cost $4,327,746)			4,327,746

Total investments in securities (Cost $143,738,796) *	102.84%	197,004,365
Other assets and liabilities, net	(2.84)	(5,449,097)

Total net assets	100.00%	$191,555,268

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $144,267,812 and unrealized gains (losses) consists of:

Gross unrealized gains	$53,613,275
Gross unrealized losses	(876,722)

Net unrealized gains	$52,736,553

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Endeavor Select Fund	Statement of assets and liabilities—July 31, 2016

Assets
Investments
In unaffiliated securities, at value (cost $139,411,050)	$192,676,619
In affiliated securities, at value (cost $4,327,746)	4,327,746

Total investments, at value (cost $143,738,796)	197,004,365
Receivable for Fund shares sold	9,221
Receivable for dividends	87,767
Prepaid expenses and other assets	37,017

Total assets	197,138,370

Liabilities
Payable for investments purchased	4,778,574
Payable for Fund shares redeemed	535,796
Management fee payable	87,298
Distribution fees payable	3,066
Administration fees payable	22,703
Accrued expenses and other liabilities	155,665

Total liabilities	5,583,102

Total net assets	$191,555,268

NET ASSETS CONSIST OF
Paid-in capital	$121,862,909
Accumulated net realized gains on investments	16,426,790
Net unrealized gains on investments	53,265,569

Total net assets	$191,555,268

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$18,497,912
Shares outstanding – Class A1	2,065,381
Net asset value per share – Class A	$8.96
Maximum offering price per share – Class A2	$9.51
Net assets – Class B	$22,695
Shares outstanding – Class B1	3,203
Net asset value per share – Class B	$7.09
Net assets – Class C	$4,845,340
Shares outstanding – Class C1	683,872
Net asset value per share – Class C	$7.09
Net assets – Administrator Class	$5,254,002
Shares outstanding – Administrator Class[1]	560,187
Net asset value per share – Administrator Class	$9.38
Net assets – Institutional Class	$162,935,319
Shares outstanding – Institutional Class[1]	16,882,356
Net asset value per share – Institutional Class	$9.65

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2016	Wells Fargo Endeavor Select Fund	15

Investment income
Dividends (net of foreign withholding taxes of $80,317)	$1,938,933
Income from affiliated securities	11,811
Securities lending income, net	445

Total investment income	1,951,189

Expenses
Management fee	1,606,299
Administration fees
Class A	44,433
Class B	90
Class C	11,550
Administrator Class	12,126
Institutional Class	251,475
Shareholder servicing fees
Class A	52,896
Class B	107
Class C	13,750
Administrator Class	18,710
Distribution fees
Class B	321
Class C	41,251
Custody and accounting fees	20,824
Professional fees	40,016
Registration fees	63,758
Shareholder report expenses	109,135
Trustees’ fees and expenses	24,535
Other fees and expenses	17,753

Total expenses	2,329,029
Less: Fee waivers and/or expense reimbursements	(326,445)

Net expenses	2,002,584

Net investment loss	(51,395)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	23,772,212
Net change in unrealized gains (losses) on investments	(28,678,764)

Net realized and unrealized gains (losses) on investments	(4,906,552)

Net decrease in net assets resulting from operations	$(4,957,947)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Endeavor Select Fund	Statement of changes in net assets

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment loss		$(51,395)		$(880,977)
Net realized gains on investments		23,772,212		133,384,136
Net change in unrealized gains (losses) on investments		(28,678,764)		(60,133,598)

Net increase (decrease) in net assets resulting from operations		(4,957,947)		72,369,561

Distributions to shareholders from
Net realized gains
Class A		(8,268,795)		(4,180,367)
Class B		(16,431)		(29,782)
Class C		(2,442,837)		(1,041,460)
Administrator Class		(2,258,097)		(6,299,282)
Institutional Class		(70,034,159)		(81,434,953)

Total distributions to shareholders		(83,020,319)		(92,985,844)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	272,747	2,727,507	155,038	2,127,588
Class C	32,097	275,581	80,725	950,480
Administrator Class	48,161	477,125	353,463	4,955,910
Institutional Class	3,567,469	43,696,914	4,502,805	64,783,218

		47,177,127		72,817,196

Reinvestment of distributions
Class A	899,011	7,758,473	314,153	4,011,740
Class B	2,395	16,431	2,673	29,782
Class C	348,974	2,393,965	91,245	1,017,377
Administrator Class	241,051	2,176,690	479,088	6,280,838
Institutional Class	7,234,603	67,137,120	5,829,180	77,761,267

		79,482,679		89,101,004

Payment for shares redeemed
Class A	(1,012,779)	(9,431,420)	(1,513,775)	(21,046,656)
Class B	(7,902)	(76,962)	(13,638)	(161,929)
Class C	(276,572)	(2,145,911)	(127,822)	(1,483,495)
Administrator Class	(2,756,526)	(35,152,614)	(1,166,520)	(16,155,945)
Institutional Class	(9,332,927)	(98,111,368)	(37,137,527)	(520,427,263)

		(144,918,275)		(559,275,288)

Net decrease in net assets resulting from capital share transactions		(18,258,469)		(397,357,088)

Total decrease in net assets		(106,236,735)		(417,973,371)

Net assets
Beginning of period		297,792,003		715,765,374

End of period		$191,555,268		$297,792,003

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.74	$14.13	$12.52	$10.45	$10.12
Net investment income (loss)	(0.04)[1]	(0.08)[1]	(0.09)[1]	0.00 [1,2]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	(0.14)	1.65	2.37	2.07	0.38

Total from investment operations	(0.18)	1.57	2.28	2.07	0.33
Distributions to shareholders from
Net realized gains	(4.60)	(1.96)	(0.67)	0.00	0.00
Net asset value, end of period	$8.96	$13.74	$14.13	$12.52	$10.45
Total return[3]	(0.07)%	12.14%	18.40%	19.81%	3.26%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.24%	1.25%	1.26%	1.23%
Net expenses	1.20%	1.23%	1.24%	1.25%	1.23%
Net investment income (loss)	(0.36)%	(0.55)%	(0.66)%	0.03%	(0.49)%
Supplemental data
Portfolio turnover rate	79%	126%	100%	97%	94%
Net assets, end of period (000s omitted)	$18,498	$26,197	$41,708	$44,041	$47,233

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.93	$12.60	$11.31	$9.51	$9.28
Net investment loss	(0.10)[1]	(0.16)[1]	(0.17)[1]	(0.07)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	(0.14)	1.45	2.13	1.87	0.34

Total from investment operations	(0.24)	1.29	1.96	1.80	0.23
Distributions to shareholders from
Net realized gains	(4.60)	(1.96)	(0.67)	0.00	0.00
Net asset value, end of period	$7.09	$11.93	$12.60	$11.31	$9.51
Total return[2]	(0.76)%	11.31%	17.50%	18.93%	2.48%
Ratios to average net assets (annualized)
Gross expenses	2.02%	1.99%	2.00%	2.00%	1.98%
Net expenses	1.95%	1.98%	1.99%	2.00%	1.98%
Net investment loss	(1.13)%	(1.29)%	(1.41)%	(0.67)%	(1.24)%
Supplemental data
Portfolio turnover rate	79%	126%	100%	97%	94%
Net assets, end of period (000s omitted)	$23	$104	$248	$495	$1,095

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.93	$12.61	$11.32	$9.51	$9.28
Net investment loss	(0.09)[1]	(0.16)[1]	(0.17)[1]	(0.07)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	(0.15)	1.44	2.13	1.88	0.34

Total from investment operations	(0.24)	1.28	1.96	1.81	0.23
Distributions to shareholders from
Net realized gains	(4.60)	(1.96)	(0.67)	0.00	0.00
Net asset value, end of period	$7.09	$11.93	$12.61	$11.32	$9.51
Total return[2]	(0.76)%	11.21%	17.60%	18.93%	2.48%
Ratios to average net assets (annualized)
Gross expenses	2.03%	1.99%	2.00%	2.01%	1.98%
Net expenses	1.95%	1.99%	1.99%	2.00%	1.98%
Net investment loss	(1.11)%	(1.32)%	(1.41)%	(0.72)%	(1.25)%
Supplemental data
Portfolio turnover rate	79%	126%	100%	97%	94%
Net assets, end of period (000s omitted)	$4,845	$6,914	$6,747	$6,320	$6,199

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.13	$14.45	$12.78	$10.63	$10.26
Net investment income (loss)	0.01 [1]	(0.05)[1]	(0.06)[1]	0.03 [1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	(0.16)	1.69	2.42	2.12	0.40

Total from investment operations	(0.15)	1.64	2.36	2.15	0.37
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00	0.00
Net realized gains	(4.60)	(1.96)	(0.67)	0.00	0.00

Total distributions to shareholders	(4.60)	(1.96)	(0.69)	0.00	0.00
Net asset value, end of period	$9.38	$14.13	$14.45	$12.78	$10.63
Total return	0.16%	12.38%	18.77%	20.13%	3.51%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.05%	1.06%	1.08%	1.07%
Net expenses	1.00%	0.99%	1.00%	1.00%	1.00%
Net investment income (loss)	0.06%	(0.32)%	(0.42)%	0.23%	(0.27)%
Supplemental data
Portfolio turnover rate	79%	126%	100%	97%	94%
Net assets, end of period (000s omitted)	$5,254	$42,776	$48,560	$68,611	$57,533

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Endeavor Select Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016		2015	2014	2013	2012
Net asset value, beginning of period	$14.39		$14.65	$12.95	$10.75	$10.37
Net investment income (loss)	0.00	1,[2]	(0.01)[1]	(0.03)[1]	0.06 [1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	(0.14)		1.71	2.45	2.14	0.39

Total from investment operations	(0.14)		1.70	2.42	2.20	0.38
Distributions to shareholders from
Net investment income	0.00		0.00	(0.05)	0.00	0.00
Net realized gains	(4.60)		(1.96)	(0.67)	0.00	0.00

Total distributions to shareholders	(4.60)		(1.96)	(0.72)	0.00	0.00
Net asset value, end of period	$9.65		$14.39	$14.65	$12.95	$10.75
Total return	0.27%		12.63%	18.98%	20.37%	3.66%
Ratios to average net assets (annualized)
Gross expenses	0.95%		0.81%	0.82%	0.83%	0.80%
Net expenses	0.80%		0.80%	0.80%	0.80%	0.79%
Net investment income (loss)	0.04%		(0.09)%	(0.22)%	0.50%	(0.06)%
Supplemental data
Portfolio turnover rate	79%		126%	100%	97%	94%
Net assets, end of period (000s omitted)	$162,935		$221,801	$618,502	$508,685	$735,633

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Endeavor Select Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Endeavor Select Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Endeavor Select Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and equalization payments. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$508,605	$51,395	$(560,000)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

24	Wells Fargo Endeavor Select Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$47,217,665	$0	$0	$47,217,665
Consumer staples	20,787,451	0	0	20,787,451
Financials	8,563,721	0	0	8,563,721
Health care	26,207,298	0	0	26,207,298
Industrials	8,891,076	0	0	8,891,076
Information technology	76,033,890	0	0	76,033,890
Materials	4,975,518	0	0	4,975,518

Short-term investments
Investment companies	4,327,746	0	0	4,327,746
Total assets	$197,004,365	$0	$0	$197,004,365

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Cap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Endeavor Select Fund	25

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2016, Funds Distributor received $3,831 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $180,143,688 and $270,722,728, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Endeavor Select Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$7,366,840	$31,666,488
Long-term capital gain	75,653,479	61,319,356

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$16,955,806	$52,736,553

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Endeavor Select Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Endeavor Select Fund (formerly known as Wells Fargo Advantage Endeavor Select Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Endeavor Select Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

28	Wells Fargo Endeavor Select Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 43.53% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $76,213,479 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016. Long-term capital gains in the amount of $560,000 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $3,625,959 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2016, $7,366,840 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Endeavor Select Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Endeavor Select Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review.

32	Wells Fargo Endeavor Select Fund	Other information (unaudited)

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Endeavor Select Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Endeavor Select Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245322 09-16 A205/AR205 07-16

Annual Report

July 31, 2016

Wells Fargo Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Growth Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Growth Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Growth Fund	Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGRAX)	2-24-2000	(7.34)	9.28	10.58	(1.69)	10.58	11.24	1.13	1.13
Class C (WGFCX)	12-26-2002	(3.44)	9.76	10.41	(2.44)	9.76	10.41	1.88	1.88
Class R6 (SGRHX)	9-30-2015	–	–	–	(1.25)	11.07	11.75	0.70	0.70
Administrator Class (SGRKX)	8-30-2002	–	–	–	(1.53)	10.82	11.54	1.05	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	(1.31)	11.05	11.74	0.80	0.75
Russell 3000® Growth Index[4]	–	–	–	–	3.57	13.39	9.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 20, 2008, includes Advisor Class expenses. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.21% for Class A, 1.96% for Class C, 0.70% for Class R6, 0.96% for Administrator Class, and 0.75% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2016.

■	Holdings within the health care and information technology (IT) sectors contributed to the Fund’s underperformance for the period. An underweight to slower-growing stocks in the consumer staples sector also detracted from results as investors sought higher-yielding stocks.

■	The market environment often was influenced by investor sentiment rather than by fundamentals during the period, which presented a general challenge for our emphasis on adding value through bottom-up stock selection.

Small-cap stocks struggled during the period.

Over the course of the 12 months, investors demonstrated a strong preference for the perceived safety of mega-cap stocks as uncertainty continued about the prospects for global growth. As a result, small-cap growth stocks experienced elevated volatility for much of the period and detracted from the Fund’s performance. While small-cap growth stocks recovered slightly by the end of the period, they significantly underperformed their large-cap counterparts for the 12-month period that ended July 31, 2016.

The ongoing low-interest-rate environment drove investors’ demand for dividend yield, hindering Fund results.

Faced with the prospect of historically low interest rates and, in some countries, negative interest rates, investors continued to seek alternative sources of income via dividend-paying stocks. Stocks paying a dividend yield larger than 2% contributed disproportionately to the total return of the Russell 3000® Growth Index for the period. Due to its focus on faster-growing stocks, the Fund tends to be significantly underweight dividend-paying stocks compared with the index; this characteristic significantly contributed to the Fund’s underperformance for the period. While investors’ preference for dividend yield challenged our investment process at times during the period, it also led to historically attractive relative valuations for faster-growing stocks, which could bode well for future Fund performance.

Ten largest holdings (%) as of July 31, 2016[6]
Alphabet Incorporated Class A	5.20
Facebook Incorporated Class A	5.16
Amazon.com Incorporated	4.44
Visa Incorporated Class A	3.07
Microchip Technology Incorporated	2.87
Dollar Tree Incorporated	2.55
Burlington Stores Incorporated	2.49
MarketAxess Holdings Incorporated	2.48
Acadia Healthcare Company Incorporated	2.47
MasterCard Incorporated Class A	2.45

Results from the Fund’s health care and IT holdings detracted from performance.

Within health care, biotechnology holdings detracted notably over the period. Although these companies tended to experience solid demand for existing medical solutions, their stocks suffered significant declines in the first half of 2016. Multiple factors drove the share-price weakness, including the negative effects of ongoing political rhetoric concerning potential drug-pricing controls and less-robust fundamental outlooks for several companies.

Within the IT sector, several holdings with significant market opportunities within faster-growing areas, such as cloud services, data analytics, and network security,

displayed weakness. Although these holdings generally delivered solid growth fundamentals, they experienced significant volatility as investors reacted to global economic uncertainties. At times during the period, investors preferred select mega-cap IT stocks, often at the expense of many small- and mid-cap IT companies that were actively reinvesting in their businesses to expand their market share.

Holdings within the consumer discretionary, energy, and materials sectors contributed positively to performance.

Within the consumer discretionary sector, the Fund benefited from solid performance by holdings with strong secular growth. Retail companies focused on the lower-end consumer continued to perform well as their business models tend to be more resistant to the pressures of Amazon.com, Incorporated, and other online retailers. Among the Fund’s energy holdings, exploration and production company Concho Resources Incorporated, which has fracking operations in the

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Fund	9

Permian Basin, delivered favorable results as oil prices rallied off their February 2016 lows. Within the materials sector, Airgas, Incorporated, performed well as investors rewarded companies with proven business models that offered consistent results.

Sector distribution as of July 31, 2016[7]

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to potentially capitalize on opportunities and position for the future. Using our bottom-up research process, we added IT companies that met our criteria for robust, sustainable growth that appears underappreciated by the market. We funded these purchases primarily with the proceeds from sales of holdings in the health care and consumer discretionary sectors.

Given the abundant political and economic headlines dominating the media in the U.S. and worldwide, we expect to see continued market volatility heading into the summer of 2016 and likely through the U.S. general election in November 2016. As this volatility occurs, we intend to take advantage of potential opportunities as the valuation gaps of the companies held within the Fund widen and contract. We maintain strong conviction for the rapidly growing companies within the portfolio; many holdings have been trading at or near multiyear-low valuations relative to the broad market. Our investment strategy—seeking robust growth companies with sustainable business models that are underappreciated by investors—should position us, going forward, to take advantage of opportunities within the market for the benefit of Fund shareholders.

Please see footnotes on page 7.

10	Wells Fargo Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,149.54	$6.11	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.18	$5.74	1.14%
Class C
Actual	$1,000.00	$1,145.20	$10.07	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.46	1.89%
Class R6
Actual	$1,000.00	$1,152.00	$3.75	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%
Administrator Class
Actual	$1,000.00	$1,150.42	$5.13	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.82	0.96%
Institutional Class
Actual	$1,000.00	$1,151.55	$4.01	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Growth Fund	11

Security name	Shares	Value

Common Stocks: 99.72%

Consumer Discretionary: 20.52%

Auto Components: 0.20%
Delphi Automotive plc	199,610	$13,537,550

Distributors: 1.52%
LKQ Corporation †	3,027,810	104,126,386

Diversified Consumer Services: 0.72%
Grand Canyon Education Incorporated †	1,172,575	49,318,505

Hotels, Restaurants & Leisure: 2.52%
Fiesta Restaurant Group Incorporated †	38,700	864,558
Starbucks Corporation	2,605,960	151,275,978
The Habit Restaurants Incorporated Class A †«(l)	1,299,600	21,105,504

		173,246,040

Internet & Catalog Retail: 4.44%
Amazon.com Incorporated †	401,150	304,396,632

Media: 0.36%
The Walt Disney Company	261,510	25,091,885

Multiline Retail: 2.92%
Dollar General Corporation	268,600	25,447,164
Dollar Tree Incorporated †	1,818,250	175,079,293

		200,526,457

Specialty Retail: 6.48%
Burlington Stores Incorporated †	2,231,320	170,718,293
CarMax Incorporated †«	34,480	2,008,805
Five Below Incorporated †	976,813	49,827,231
The Home Depot Incorporated	427,300	59,069,952
Tractor Supply Company	1,370,695	125,624,197
ULTA Salon, Cosmetics and Fragrance Incorporated †	142,000	37,091,820

		444,340,298

Textiles, Apparel & Luxury Goods: 1.36%
Under Armour Incorporated Class A †«	1,497,800	59,103,188
Under Armour Incorporated Class C †	966,663	34,509,869

		93,613,057

Consumer Staples: 4.53%

Beverages: 0.65%
Constellation Brands Incorporated Class A	270,000	44,450,100

Food & Staples Retailing: 3.28%
Costco Wholesale Corporation	549,900	91,954,278
Sprouts Farmers Market Incorporated †	5,764,800	133,339,824

		225,294,102

Personal Products: 0.60%
The Estee Lauder Companies Incorporated Class A	443,320	41,184,428

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Growth Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Energy: 1.58%

Energy Equipment & Services: 0.48%
Halliburton Company	137,000	$5,981,420
Schlumberger Limited	333,600	26,861,472

		32,842,892

Oil, Gas & Consumable Fuels: 1.10%
Concho Resources Incorporated †	608,570	75,584,394

Financials: 2.81%

Capital Markets: 0.34%
Raymond James Financial Incorporated	253,200	13,900,680
TD Ameritrade Holding Corporation	301,600	9,156,576

		23,057,256

Diversified Financial Services: 2.47%
MarketAxess Holdings Incorporated	1,050,650	169,848,079

Health Care: 22.09%

Biotechnology: 6.60%
Alexion Pharmaceuticals Incorporated †	1,004,078	129,124,431
BioMarin Pharmaceutical Incorporated †	563,800	56,052,996
Celgene Corporation †	1,063,860	119,354,453
Incyte Corporation †	164,500	14,839,545
Regeneron Pharmaceuticals Incorporated †	161,610	68,703,643
Ultragenyx Pharmaceutical Incorporated †	442,600	28,007,728
Vertex Pharmaceuticals Incorporated †	381,200	36,976,400

		453,059,196

Health Care Equipment & Supplies: 4.26%
Becton Dickinson & Company	87,600	15,417,600
Intuitive Surgical Incorporated †	60,100	41,815,176
Medtronic plc	1,404,551	123,080,804
NuVasive Incorporated †	687,911	42,788,064
Steris Corporation	973,060	69,038,607

		292,140,251

Health Care Providers & Services: 5.32%
Acadia Healthcare Company Incorporated †	2,995,842	169,265,073
Centene Corporation †	248,400	17,524,620
Diplomat Pharmacy Incorporated †«	1,430,300	51,390,679
Laboratory Corporation of America Holdings †	151,800	21,185,208
VCA Incorporated †	1,484,170	105,880,688

		365,246,268

Health Care Technology: 3.47%
Cerner Corporation †	1,992,200	124,293,358
Veeva Systems Incorporated Class A †	2,990,300	113,601,497

		237,894,855

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Growth Fund	13

Security name	Shares	Value

Life Sciences Tools & Services: 0.30%
Mettler-Toledo International Incorporated †	35,600	$14,639,076
Patheon NV †	216,987	5,611,284

		20,250,360

Pharmaceuticals: 2.14%
Bristol-Myers Squibb Company	1,024,250	76,624,143
Zoetis Incorporated	1,390,304	70,168,643

		146,792,786

Industrials: 8.17%

Aerospace & Defense: 0.71%
The Boeing Company	364,950	48,779,217

Air Freight & Logistics: 0.96%
United Parcel Service Incorporated Class B	607,260	65,644,806

Commercial Services & Supplies: 2.47%
KAR Auction Services Incorporated	1,557,400	66,609,998
Waste Connections Incorporated	1,379,220	102,724,306

		169,334,304

Machinery: 0.49%
Fortive Corporation †	76,000	3,663,960
ITT Incorporated	955,400	30,295,734

		33,959,694

Road & Rail: 3.54%
Kansas City Southern	588,380	56,549,202
Norfolk Southern Corporation	530,000	47,583,400
Union Pacific Corporation	1,488,140	138,471,427

		242,604,029

Information Technology: 37.05%

Internet Software & Services: 14.09%
Alphabet Incorporated Class A †	450,800	356,736,072
Alphabet Incorporated Class C †	56,781	43,652,665
CoStar Group Incorporated †	450,620	93,683,898
Envestnet Incorporated †(l)	2,909,831	111,068,249
Facebook Incorporated Class A †	2,859,190	354,368,009
New Relic Incorporated †«	216,700	7,463,148

		966,972,041

IT Services: 8.03%
Cognizant Technology Solutions Corporation Class A †	175,386	10,082,941
Euronet Worldwide Incorporated †	53,183	4,055,736
Global Payments Incorporated	811,200	60,564,192
MasterCard Incorporated Class A	1,763,050	167,912,882
Vantiv Incorporated Class A †	1,786,793	97,862,653
Visa Incorporated Class A	2,696,680	210,475,874

		550,954,278

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Growth Fund	Portfolio of investments—July 31, 2016

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 3.91%
Broadcom Limited		216,000	$34,987,680
Microchip Technology Incorporated «		3,536,450	196,768,078
Monolithic Power Systems Incorporated		227,191	16,521,330
Texas Instruments Incorporated		289,800	20,213,550

			268,490,638

Software: 9.25%
Adobe Systems Incorporated †		340,580	33,329,159
Fortinet Incorporated †		1,738,910	60,322,788
Microsoft Corporation		673,400	38,168,312
Paycom Software Incorporated †		1,732,772	81,804,166
Paylocity Holding Corporation †«		1,187,425	53,006,652
Proofpoint Incorporated †		1,361,800	103,319,766
Red Hat Incorporated †		279,926	21,075,629
Salesforce.com Incorporated †		462,300	37,816,140
ServiceNow Incorporated †		359,310	26,919,505
Splunk Incorporated †		1,893,761	118,435,813
Tableau Software Incorporated Class A †		537,995	30,402,097
Ultimate Software Group Incorporated †		142,730	29,844,843

			634,444,870

Technology Hardware, Storage & Peripherals: 1.77%
Apple Incorporated		1,165,000	121,404,650

Materials: 2.97%

Chemicals: 2.97%
Ecolab Incorporated		994,600	117,740,748
Praxair Incorporated		741,030	86,359,632

			204,100,380

Total Common Stocks (Cost $4,159,006,172)			6,842,530,684

	Yield
Short-Term Investments: 1.88%

Investment Companies: 1.88%
Securities Lending Cash Investments LLC (l)(r)(u)	0.50%	124,859,525	124,859,525
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	3,981,324	3,981,324

Total Short-Term Investments (Cost $128,840,849)			128,840,849

Total investments in securities (Cost $4,287,847,021) *	101.60%	6,971,371,533
Other assets and liabilities, net	(1.60)	(110,056,964)

Total net assets	100.00%	$6,861,314,569

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Growth Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,312,714,114 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,763,469,544
Gross unrealized losses	(104,812,125)

Net unrealized gains	$2,658,657,419

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Growth Fund	Statement of assets and liabilities—July 31, 2016

Assets
Investments
In unaffiliated securities (including $121,236,359 of securities loaned), at value (cost $4,015,929,147)	$6,710,356,931
In affiliated securities, at value (cost $271,917,874)	261,014,602

Total investments, at value (cost $4,287,847,021)	6,971,371,533
Receivable for investments sold	29,636,730
Receivable for Fund shares sold	7,103,217
Receivable for dividends	1,152,017
Receivable for securities lending income	83,833
Prepaid expenses and other assets	70,524

Total assets	7,009,417,854

Liabilities
Payable for investments purchased	4,286,206
Payable for Fund shares redeemed	12,922,722
Payable upon receipt of securities loaned	124,859,525
Management fee payable	3,320,045
Distribution fee payable	200,982
Administration fees payable	943,864
Accrued expenses and other liabilities	1,569,941

Total liabilities	148,103,285

Total net assets	$6,861,314,569

NET ASSETS CONSIST OF
Paid-in capital	$3,644,189,129
Accumulated net investment loss	(15,954,981)
Accumulated net realized gains on investments	549,555,909
Net unrealized gains on investments	2,683,524,512

Total net assets	$6,861,314,569

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$2,582,954,780
Shares outstanding – Class A1	61,097,794
Net asset value per share – Class A	$42.28
Maximum offering price per share – Class A2	$44.86
Net assets – Class C	$321,032,304
Shares outstanding – Class C1	8,659,861
Net asset value per share – Class C	$37.07
Net assets – Class R6	$30,905,538
Shares outstanding – Class R6[1]	645,258
Net asset value per share – Class R6	$47.90
Net assets – Administrator Class	$1,528,287,834
Shares outstanding – Administrator Class[1]	33,472,520
Net asset value per share – Administrator Class	$45.66
Net assets – Institutional Class	$2,398,134,113
Shares outstanding – Institutional Class[1]	50,097,285
Net asset value per share – Institutional Class	$47.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2016	Wells Fargo Growth Fund	17

Investment income
Dividends (net of foreign withholding taxes of $29,998)	$50,830,392
Securities lending income, net	1,334,969
Income from affiliated securities	199,955

Total investment income	52,365,316

Expenses
Management fee	54,253,854
Administration fees
Class A	5,032,918
Class C	771,068
Class R6	1,607 [1]
Administrator Class	2,375,203
Institutional Class	3,944,489
Investor Class	1,413,072 [2]
Shareholder servicing fees
Class A	5,989,825
Class C	917,938
Administrator Class	4,548,056
Investor Class	1,102,754 [2]
Distribution fee
Class C	2,753,815
Custody and accounting fees	449,900
Professional fees	45,951
Registration fees	160,455
Shareholder report expenses	699,005
Trustees’ fees and expenses	23,190
Other fees and expenses	125,871

Total expenses	84,608,971
Less: Fee waivers and/or expense reimbursements	(4,428,719)

Net expenses	80,180,252

Net investment loss	(27,814,936)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,030,994,593
Affiliated securities	(154,799,118)

Net realized gains on investments	876,195,475

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,279,818,188)
Affiiliated securities	(11,243,557)

Net change in unrealized gains (losses) on investments	(1,291,061,745)

Net realized and unrealized gains (losses) on investments	(414,866,270)

Net decrease in net assets resulting from operations	$(442,681,206)

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Growth Fund	Statement of changes in net assets

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment loss		$(27,814,936)		$(46,794,164)
Net realized gains on investments		876,195,475		1,219,370,154
Net change in unrealized gains (losses) on investments		(1,291,061,745)		328,837,984

Net increase (decrease) in net assets resulting from operations		(442,681,206)		1,501,413,974

Distributions to shareholders from
Net realized gains
Class A		(399,298,978)		(231,582,982)
Class C		(58,938,406)		(75,250,933)
Class R6		(3,078)[1]		N/A
Administrator Class		(246,890,849)		(343,165,487)
Institutional Class		(415,951,081)		(470,228,817)
Investor Class		0 [2]		(300,177,941)

Total distributions to shareholders		(1,121,082,392)		(1,420,406,160)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	43,995,297	2,023,515,239	3,096,946	149,093,930
Class C	581,792	20,816,141	687,649	28,728,045
Class R6	809,874 [1]	36,393,640 [1]	N/A	N/A
Administrator Class	7,124,750	320,564,136	7,685,162	396,601,510
Institutional Class	13,079,635	610,815,781	29,073,710	1,572,598,987
Investor Class	481,943 [2]	22,113,995 [2]	1,516,862	73,282,154

		3,034,218,932		2,220,304,626

Reinvestment of distributions
Class A	9,441,799	377,011,011	4,653,339	208,236,915
Class C	1,219,230	42,892,540	1,331,646	53,838,455
Class R6	68 [1]	3,078 [1]	N/A	N/A
Administrator Class	5,707,643	245,828,196	6,824,589	325,601,120
Institutional Class	8,792,866	396,558,261	9,196,950	455,984,759
Investor Class	0 [2]	0 [2]	6,596,013	293,918,329

		1,062,293,086		1,337,579,578

Payment for shares redeemed
Class A	(21,946,636)	(888,004,129)	(19,102,932)	(941,145,013)
Class C	(3,607,488)	(128,227,500)	(3,749,283)	(167,465,881)
Class R6	(164,684)[1]	(7,572,255)[1]	N/A	N/A
Administrator Class	(23,808,569)	(1,051,831,735)	(33,692,681)	(1,742,600,427)
Institutional Class	(42,021,779)	(1,850,525,284)	(22,580,802)	(1,219,410,764)
Investor Class	(43,198,360)[2]	(1,994,219,513)[2]	(10,699,627)	(519,360,449)

		(5,920,380,416)		(4,589,982,534)

Net decrease in net assets resulting from capital share transactions		(1,823,868,398)		(1,032,098,330)

Total decrease in net assets		(3,387,631,996)		(951,090,516)

Net assets
Beginning of period		10,248,946,565		11,200,037,081

End of period		$6,861,314,569		$10,248,946,565

Undistributed (accumulated) net investment income (loss)		$(15,954,981)		$0

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$49.50	$49.99	$46.74	$37.85	$35.88
Net investment loss	(0.20)[1]	(0.29)[1]	(0.32)[1]	(0.17)[1]	(0.21)[1]
Net realized and unrealized gains (losses) on investments	(0.99)	7.03	5.34	9.06	2.65

Total from investment operations	(1.19)	6.74	5.02	8.89	2.44
Distributions to shareholders from
Net realized gains	(6.03)	(7.23)	(1.77)	0.00	(0.47)
Net asset value, end of period	$42.28	$49.50	$49.99	$46.74	$37.85
Total return[2]	(1.69)%	15.01%	10.77%	23.49%	6.93%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.18%	1.18%	1.19%	1.20%
Net expenses	1.14%	1.18%	1.18%	1.19%	1.20%
Net investment loss	(0.49)%	(0.59)%	(0.64)%	(0.41)%	(0.56)%
Supplemental data
Portfolio turnover rate	38%	35%	42%	38%	47%
Net assets, end of period (000s omitted)	$2,582,955	$1,465,643	$2,047,410	$2,464,533	$2,265,845

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$44.51	$45.95	$43.41	$35.42	$33.86
Net investment loss	(0.46)[1]	(0.60)[1]	(0.64)[1]	(0.45)[1]	(0.46)[1]
Net realized and unrealized gains (losses) on investments	(0.95)	6.39	4.95	8.44	2.49

Total from investment operations	(1.41)	5.79	4.31	7.99	2.03
Distributions to shareholders from
Net realized gains	(6.03)	(7.23)	(1.77)	0.00	(0.47)
Net asset value, end of period	$37.07	$44.51	$45.95	$43.41	$35.42
Total return[2]	(2.44)%	14.16%	9.96%	22.56%	6.12%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.93%	1.93%	1.94%	1.95%
Net expenses	1.89%	1.93%	1.93%	1.94%	1.95%
Net investment loss	(1.24)%	(1.34)%	(1.39)%	(1.16)%	(1.32)%
Supplemental data
Portfolio turnover rate	38%	35%	42%	38%	47%
Net assets, end of period (000s omitted)	$321,032	$465,833	$560,481	$589,402	$525,285

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	21

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2016[1]
Net asset value, beginning of period	$48.97
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on investments	4.98

Total from investment operations	4.96
Distributions to shareholders from
Net realized gains	(6.03)
Net asset value, end of period	$47.90
Total return[2]	10.89%
Ratios to average net assets (annualized)
Gross expenses	0.74%
Net expenses	0.70%
Net investment loss	(0.23)%
Supplemental data
Portfolio turnover rate	38%
Net assets, end of period (000s omitted)	$30,906

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$52.86	$52.80	$49.16	$39.72	$37.54
Net investment loss	(0.14)[1]	(0.20)[1]	(0.23)	(0.08)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	(1.03)	7.49	5.64	9.52	2.78

Total from investment operations	(1.17)	7.29	5.41	9.44	2.65
Distributions to shareholders from
Net realized gains	(6.03)	(7.23)	(1.77)	0.00	(0.47)
Net asset value, end of period	$45.66	$52.86	$52.80	$49.16	$39.72
Total return	(1.53)%	15.28%	11.04%	23.77%	7.15%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.02%	1.02%	1.03%	1.03%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.31)%	(0.37)%	(0.42)%	(0.18)%	(0.33)%
Supplemental data
Portfolio turnover rate	38%	35%	42%	38%	47%
Net assets, end of period (000s omitted)	$1,528,288	$2,349,359	$3,359,480	$3,309,683	$2,984,775

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$54.99	$54.54	$50.63	$40.83	$38.49
Net investment income (loss)	(0.05)[1]	(0.09)[1]	(0.13)	0.01 [1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	(1.04)	7.77	5.81	9.79	2.86

Total from investment operations	(1.09)	7.68	5.68	9.80	2.81
Distributions to shareholders from
Net realized gains	(6.03)	(7.23)	(1.77)	0.00	(0.47)
Net asset value, end of period	$47.87	$54.99	$54.54	$50.63	$40.83
Total return	(1.31)%	15.53%	11.26%	24.03%	7.37%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.76%	0.75%	0.76%	0.77%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.76%
Net investment income (loss)	(0.10)%	(0.17)%	(0.21)%	0.02%	(0.13)%
Supplemental data
Portfolio turnover rate	38%	35%	42%	38%	47%
Net assets, end of period (000s omitted)	$2,398,134	$3,863,196	$2,975,721	$2,649,095	$2,312,074

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount

Notes to financial statements	Wells Fargo Growth Fund	25

of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(14,010,179)	$11,859,955	$2,150,224

As of July 31, 2016, the Fund had a qualified late-year ordinary loss of $15,954,981 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26	Wells Fargo Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$1,408,196,810	$0	$0	$1,408,196,810
Consumer staples	310,928,630	0	0	310,928,630
Energy	108,427,286	0	0	108,427,286
Financials	192,905,335	0	0	192,905,335
Health care	1,515,383,716	0	0	1,515,383,716
Industrials	560,322,050	0	0	560,322,050
Information technology	2,542,266,477	0	0	2,542,266,477
Materials	204,100,380	0	0	204,100,380

Short-term investments
Investment companies	3,981,324	0	0	3,981,324
Investments measured at net asset value*				124,859,525
Total assets	$6,846,512,008	$0	$0	$6,971,371,533

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $124,859,525 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

Notes to financial statements	Wells Fargo Growth Fund	27

Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class C shares, 0.70% for Class R6 shares, 0.96% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2016, Funds Distributor received $16,733 from the sale of Class A shares and $24 and $3,651 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $3,094,366,097 and $5,868,422,189, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

28	Wells Fargo Growth Fund	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
Envestnet Incorporated	3,268,908	7,823	366,900	2,909,831	$111,068,249	$0	$(5,001,083)
Fiesta Restaurant Group Incorporated*	2,098,000	527,000	2,586,300	38,700	864,558	0	(65,804,887)
Grand Canyon Education Incorporated*	3,903,000	0	2,730,425	1,172,575	49,318,505	0	(10,401,062)
Inovalon Holdings Incorporated*	1,629,037	0	1,629,037	0	0	0	(13,372,108)
Shutterstock Incorporated*	2,028,000	0	2,028,000	0	0	0	(58,443,242
The Habit Restaurants Incorporated Class A	0	1,531,000	231,400	1,299,600	21,105,504	0	(1,776,736)
						$0	$(154,799,118)
*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$22,940,734	$0
Long-term capital gain	1,098,141,658	1,420,406,160

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$574,423,002	$2,658,657,419	$(15,954,981)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Growth Fund (formerly known as Wells Fargo Advantage Growth Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

30	Wells Fargo Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $1,098,141,658 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $22,940,734 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2016, $22,940,734 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

34	Wells Fargo Growth Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the three-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 3000® Growth Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A and Class C.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Growth Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A and Class C. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245323 09-16 A206/AR206 07-16

Annual Report

July 31, 2016

Wells Fargo Intrinsic Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Value Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Value Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Intrinsic Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Miguel E. Giaconi, CFA®

Jean-Baptiste Nadal, CFA®

Jeffrey Peck

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EIVAX)	8-1-2006	(7.38)	8.94	6.61	(1.73)	10.24	7.24	1.17	1.11
Class B (EIVBX)*	8-1-2006	(6.84)	9.12	6.69	(2.47)	9.40	6.69	1.92	1.86
Class C (EIVCX)	8-1-2006	(3.47)	9.42	6.45	(2.47)	9.42	6.45	1.92	1.86
Class R (EIVTX)	3-1-2013	–	–	–	(1.99)	9.98	7.00	1.42	1.36
Class R4 (EIVRX)	11-30-2012	–	–	–	(1.39)	10.61	7.56	0.89	0.80
Class R6 (EIVFX)	11-30-2012	–	–	–	(1.30)	10.62	7.57	0.74	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	(1.58)	10.45	7.43	1.09	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	(1.27)	10.70	7.60	0.84	0.70
Russell 1000® Value Index[4]	–	–	–	–	5.38	12.75	6.20	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Value Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2016.

■	Security selection in the health care, industrials, financials, and information technology (IT) sectors was the primary detractor from relative performance. The negative impact of stock selection was partially offset by the Fund’s underweight to financials, the worst-performing sector, and overweights to IT and industrials, two strong-performing sectors. Also, stock selection in consumer staples aided the Fund’s relative performance.

■	Strong market performance in the Russell 1000® Value Index was principally driven by investor demand for bond-like-yielding stocks. We continued to adhere to our disciplined investment process that relies predominantly on discounted free cash flow. We focus on individual companies rather than on broad, top-down economic or sector forecasts. To manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest holdings (%) as of July 31, 2016[6]
The TJX Companies Incorporated	3.04
BB&T Corporation	3.02
NextEra Energy Incorporated	2.99
Microsoft Corporation	2.97
EOG Resources Incorporated	2.95
The Allstate Corporation	2.93
Anheuser-Busch InBev NV ADR	2.92
Honeywell International Incorporated	2.85
Lockheed Martin Corporation	2.81
Alphabet Incorporated Class C	2.69

The Fund underperformed its benchmark for the reporting period.

On the negative side, stock selection in health care, industrials, financials, and IT detracted from relative return. Two of the most significant detractors were biopharmaceutical leader Gilead Sciences, Incorporated, and pharmacy benefit management organization Express Scripts Holding Company within health care. In the industrials sector, sensor producer Sensata Technologies Holding N.V. and aircraft lessor AerCap Holdings N.V. subtracted value. Meanwhile, the most significant negative contributors in IT and financials were consumer electronics innovator Apple Incorporated and wealth management servicer UBS AG, respectively.

Security selection in consumer staples contributed to the Fund’s performance, with the largest contributor being global beverage and snack producer PepsiCo, Incorporated.

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell Indexes, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The Fund’s overweight to IT increased due to our purchases of networking equipment producer Cisco Systems, Incorporated, and technology consulting and business outsourcing servicer Accenture plc, as well as of Alphabet Incorporated, a premier internet company with world-renowned brand Google. We also added to positions in specialized public safety communications provider Motorola Solutions, Incorporated, and money transfer agent The Western Union Company. These purchases were partially offset by the sale of semiconductor producers Texas Instruments Incorporated and QUALCOMM Incorporated, as well as of corporate storage company EMC Corporation.

The Fund reduced its sizable overweight to the consumer discretionary sector through the divestment of media and entertainment provider Time Warner Incorporated and hospitality company Marriott International, Incorporated. Meanwhile, the Fund’s slight overweight to industrials augmented with the purchase of aircraft lessor AerCap Holdings, along with adds to sensor producer Sensata Technologies. A decrease in the Fund’s consumer staples sector overweight resulted from the sale of household/personal care company Unilever N.V. and global leader in premium spirits Diageo plc. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Value Fund	9

Sector distribution as of July 31, 2016[7]

We continue to focus on our investment strategy and process.

In the current environment of low interest rates, investors are demanding bond-like equity investments with high dividend yields. As such, investors are principally focused on macroeconomic events, not company fundamentals. In our view, this trend is not sustainable because these sectors and companies become overvalued and momentum driven.

In an environment where investors are solely focused on dividend yields, our approach will almost certainly lag the market. While free cash flow may be used to pay dividends, we rely on the company’s management to identify the most appropriate uses of this cash. These uses may include restructuring of the balance sheet, share repurchases, new products, acquisitions, or marketing. We remain confident in the portfolio’s holdings and are adding to some of these investments on weakness. In particular, we believe that industry trends in enterprise computing, health care, and financials favor the companies we selected for the portfolio.

We continue to believe that our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that create or unlock value over our investment time horizon should return value for shareholders over a complete market cycle.

Please see footnotes on page 7.

10	Wells Fargo Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,096.80	$5.68	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.47	1.09%
Class B
Actual	$1,000.00	$1,092.25	$9.68	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32	1.86%
Class C
Actual	$1,000.00	$1,093.11	$9.68	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32	1.86%
Class R
Actual	$1,000.00	$1,095.11	$7.09	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.83	1.36%
Class R4
Actual	$1,000.00	$1,098.36	$4.17	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%
Class R6
Actual	$1,000.00	$1,098.80	$3.39	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%
Administrator Class
Actual	$1,000.00	$1,097.37	$4.95	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Institutional Class
Actual	$1,000.00	$1,099.18	$3.65	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Intrinsic Value Fund	11

Security name	Shares	Value

Common Stocks: 96.24%

Consumer Discretionary: 6.29%

Media: 2.53%
The Walt Disney Company	272,962	$26,190,704

Specialty Retail: 3.76%
Advance Auto Parts Incorporated	43,856	7,449,380
The TJX Companies Incorporated	386,042	31,547,352

		38,996,732

Consumer Staples: 10.35%

Beverages: 5.36%
Anheuser-Busch InBev NV ADR	233,667	30,245,856
PepsiCo Incorporated	232,680	25,343,506

		55,589,362

Food Products: 2.49%
Nestle SA ADR	321,286	25,776,776

Household Products: 2.50%
The Procter & Gamble Company	302,669	25,905,440

Energy: 8.47%

Energy Equipment & Services: 3.15%
FMC Technologies Incorporated †	471,082	11,956,061
Schlumberger Limited	257,540	20,737,121

		32,693,182

Oil, Gas & Consumable Fuels: 5.32%
Concho Resources Incorporated †	42,713	5,304,955
EOG Resources Incorporated	373,923	30,549,509
Occidental Petroleum Corporation	92,663	6,924,706
Royal Dutch Shell plc ADR Class A	237,441	12,297,069

		55,076,239

Financials: 17.10%

Banks: 7.41%
BB&T Corporation	848,614	31,288,398
CIT Group Incorporated	564,777	19,518,693
US Bancorp	615,355	25,949,520

		76,756,611

Capital Markets: 2.88%
Charles Schwab Corporation	578,549	16,442,363
UBS Group AG «	971,454	13,386,636

		29,828,999

Consumer Finance: 1.89%
Synchrony Financial	701,816	19,566,630

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Value Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Insurance: 2.93%
The Allstate Corporation	444,469	$30,370,567

REITs: 1.99%
Crown Castle International Corporation	212,582	20,626,831

Health Care: 11.56%

Biotechnology: 2.50%
Gilead Sciences Incorporated	326,413	25,940,041

Health Care Equipment & Supplies: 2.46%
Abbott Laboratories	569,947	25,505,128

Health Care Providers & Services: 4.15%
Cigna Corporation	174,038	22,443,940
Express Scripts Holding Company †	269,337	20,488,466

		42,932,406

Pharmaceuticals: 2.45%
Merck & Company Incorporated	432,393	25,364,173

Industrials: 14.14%

Aerospace & Defense: 7.76%
Honeywell International Incorporated	253,529	29,493,029
Lockheed Martin Corporation	115,224	29,120,562
The Boeing Company	163,077	21,796,872

		80,410,463

Air Freight & Logistics: 1.89%
United Parcel Service Incorporated Class B	181,588	19,629,663

Electrical Equipment: 1.96%
Sensata Technologies Holding NV †	534,663	20,274,421

Trading Companies & Distributors: 2.53%
AerCap Holdings NV †	717,495	26,195,742

Information Technology: 19.68%

Communications Equipment: 5.08%
Cisco Systems Incorporated	820,001	25,034,631
Motorola Solutions Incorporated	398,503	27,648,138

		52,682,769

Internet Software & Services: 2.69%
Alphabet Incorporated Class C †	36,313	27,917,071

IT Services: 4.89%
Accenture plc Class A	231,822	26,151,840
The Western Union Company	1,223,588	24,471,760

		50,623,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Intrinsic Value Fund	13

Security name		Shares	Value

Software: 5.22%
Microsoft Corporation		543,242	$30,790,957
Oracle Corporation		568,338	23,324,592

			54,115,549

Technology Hardware, Storage & Peripherals: 1.80%
Apple Incorporated		178,521	18,603,673

Materials: 1.50%

Construction Materials: 1.50%
Vulcan Materials Company		125,059	15,504,815

Telecommunication Services: 1.93%

Diversified Telecommunication Services: 1.93%
Verizon Communications Incorporated		359,938	19,944,165

Utilities: 5.22%

Electric Utilities: 2.99%
NextEra Energy Incorporated		241,281	30,953,939

Multi-Utilities: 2.23%
WEC Energy Group Incorporated		357,021	23,174,233

Total Common Stocks (Cost $856,314,033)			997,149,924

	Yield
Short-Term Investments: 5.15%

Investment Companies: 5.15%
Securities Lending Cash Investments LLC (l)(r)(u)	0.50%	13,536,600	13,536,600
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	39,814,811	39,814,811

Total Short-Term Investments (Cost $53,351,411)			53,351,411

Total investments in securities (Cost $909,665,444) *	101.39%	1,050,501,335
Other assets and liabilities, net	(1.39)	(14,430,380)

Total net assets	100.00%	$1,036,070,955

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $910,240,853 and unrealized gains (losses) consists of:

Gross unrealized gains	$173,358,116
Gross unrealized losses	(33,097,634)

Net unrealized gains	$140,260,482

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Value Fund	Statement of assets and liabilities—July 31, 2016

Assets
Investments
In unaffiliated securities (including $13,323,882 of securities loaned), at value (cost $856,314,033)	$997,149,924
In affiliated securities, at value (cost $53,351,411)	53,351,411

Total investments, at value (cost $909,665,444)	1,050,501,335
Receivable for Fund shares sold	340,797
Receivable for dividends	844,659
Receivable for securities lending income	3,922
Prepaid expenses and other assets	76,576

Total assets	1,051,767,289

Liabilities
Payable for Fund shares redeemed	1,133,917
Payable upon receipt of securities loaned	13,536,600
Management fee payable	468,247
Distribution fees payable	18,597
Administration fees payable	137,033
Accrued expenses and other liabilities	401,940

Total liabilities	15,696,334

Total net assets	$1,036,070,955

NET ASSETS CONSIST OF
Paid-in capital	$854,488,601
Undistributed net investment income	7,090,465
Accumulated net realized gains on investments	33,655,998
Net unrealized gains on investments	140,835,891

Total net assets	$1,036,070,955

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$318,542,811
Shares outstanding – Class A1	26,524,905
Net asset value per share – Class A	$12.01
Maximum offering price per share – Class A2	$12.74
Net assets – Class B	$543,933
Shares outstanding – Class B1	45,932
Net asset value per share – Class B	$11.84
Net assets – Class C	$28,756,213
Shares outstanding – Class C1	2,449,598
Net asset value per share – Class C	$11.74
Net assets – Class R	$42,691
Shares outstanding – Class R1	3,530
Net asset value per share – Class R	$12.09
Net assets – Class R4	$14,926
Share outstanding – Class R4[1]	1,238
Net asset value per share – Class R4	$12.06
Net assets – Class R6	$2,842,447
Shares outstanding – Class R6[1]	238,831
Net asset value per share – Class R6	$11.90
Net assets – Administrator Class	$470,152,490
Shares outstanding – Administrator Class[1]	37,576,004
Net asset value per share – Administrator Class	$12.51
Net assets – Institutional Class	$215,175,444
Shares outstanding – Institutional Class[1]	17,816,684
Net asset value per share – Institutional Class	$12.08

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2016	Wells Fargo Intrinsic Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $299,171)	$23,330,582
Securities lending income, net	229,519
Income from affiliated securities	89,346

Total investment income	23,649,447

Expenses
Management fee	7,288,415
Administration fees
Class A	688,487
Class B	2,326
Class C	65,458
Class R	76
Class R4	11
Class R6	611
Administrator Class	617,608
Institutional Class	294,687
Shareholder servicing fees
Class A	785,711
Class B	2,769
Class C	77,926
Class R	91
Class R4	15
Administrator Class	1,187,502
Distribution fees
Class B	8,307
Class C	233,777
Class R	91
Custody and accounting fees	62,663
Professional fees	40,338
Registration fees	105,093
Shareholder report expenses	99,334
Trustees’ fees and expenses	22,545
Other fees and expenses	17,653

Total expenses	11,601,494
Less: Fee waivers and/or expense reimbursements	(1,280,150)

Net expenses	10,321,344

Net investment income	13,328,103

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	65,259,600
Net change in unrealized gains (losses) on investments	(102,914,738)

Net realized and unrealized gains (losses) on investments	(37,655,138)

Net decrease in net assets resulting from operations	$(24,327,035)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Value Fund	Statement of changes in net assets

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment income		$13,328,103		$11,044,365
Net realized gains on investments		65,259,600		129,111,859
Net change in unrealized gains (losses) on investments		(102,914,738)		(31,816,136)

Net increase (decrease) in net assets resulting from operations		(24,327,035)		108,340,088

Distributions to shareholders from
Net investment income
Class A		(3,169,347)		(2,172,530)
Class C		(37,447)		0
Class R		(201)		(81)
Class R4		(186)		(130)
Class R6		(38,287)		(2,896)
Administrator Class		(5,583,834)		(4,135,495)
Institutional Class		(3,324,787)		(2,556,860)
Net realized gains
Class A		(34,464,666)		(27,285,622)
Class B		(132,772)		(212,769)
Class C		(3,405,696)		(2,625,365)
Class R		(3,205)		(2,211)
Class R4		(1,451)		(1,003)
Class R6		(277,898)		(11,038)
Administrator Class		(47,759,263)		(36,136,386)
Institutional Class		(24,324,139)		(17,741,411)

Total distributions to shareholders		(122,523,179)		(92,883,797)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	642,824	7,569,378	624,836	8,481,516
Class B	538	6,161	2,136	28,654
Class C	196,351	2,323,822	209,050	2,773,670
Class R	1,207	14,440	1,217	16,683
Class R6	217,137	2,885,275	339	4,595
Administrator Class	505,633	6,457,967	690,160	9,705,283
Institutional Class	2,739,487	33,654,265	2,658,478	36,641,333

		52,911,308		57,651,734

Reinvestment of distributions
Class A	3,054,047	35,698,868	2,128,410	27,919,064
Class B	11,006	126,021	15,779	204,498
Class C	256,273	2,914,692	174,638	2,247,594
Class R	290	3,406	174	2,292
Class R4	139	1,637	87	1,132
Class R6	27,254	316,185	1,068	13,934
Administrator Class	4,139,213	50,467,672	2,786,857	37,930,250
Institutional Class	2,026,547	23,875,792	1,210,532	15,960,088

		113,404,273		84,278,852

Payment for shares redeemed
Class A	(4,303,060)	(51,494,497)	(4,381,343)	(59,669,917)
Class B	(109,356)	(1,315,058)	(163,321)	(2,207,079)
Class C	(687,305)	(8,016,477)	(442,242)	(5,907,017)
Class R	(938)	(12,248)	(470)	(6,451)
Class R4	0	0	(111)	(1,553)
Class R6	(17,996)	(211,641)	0	0
Administrator Class	(4,210,029)	(52,406,894)	(4,305,966)	(60,992,273)
Institutional Class	(5,462,371)	(65,509,014)	(3,233,572)	(43,813,596)

		(178,965,829)		(172,597,886)

Net decrease in net assets resulting from capital share transactions		(12,650,248)		(30,667,300)

Total decrease in net assets		(159,500,462)		(15,211,009)

Net assets
Beginning of period		1,195,571,417		1,210,782,426

End of period		$1,036,070,955		$1,195,571,417

Undistributed net investment income		$7,090,465		$6,065,222

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.73	$13.60	$12.52	$10.44	$11.50
Net investment income	0.13	0.10	0.07	0.07 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.42)	1.09	1.53	2.75	0.24

Total from investment operations	(0.29)	1.19	1.60	2.82	0.35
Distributions to shareholders from
Net investment income	(0.11)	(0.07)	(0.06)	(0.10)	(0.28)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)	(1.13)

Total distributions to shareholders	(1.43)	(1.06)	(1.52)	(0.74)	(1.41)
Net asset value, end of period	$12.01	$13.73	$13.60	$12.52	$10.44
Total return[2]	(1.73)%	9.19%	13.09%	28.53%	4.38%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.20%	1.21%	1.20%	1.24%
Net expenses	1.10%	1.16%	1.16%	1.16%	1.17%
Net investment income	1.12%	0.75%	0.53%	0.57%	1.05%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%	34%
Net assets, end of period (000s omitted)	$318,543	$372,443	$391,028	$386,655	$87,784

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.54	$13.45	$12.42	$10.34	$11.37
Net investment income (loss)	0.05 [1]	0.00 [1,2]	(0.03)[1]	(0.02)	0.03 [1]
Net realized and unrealized gains (losses) on investments	(0.43)	1.08	1.52	2.74	0.24

Total from investment operations	(0.38)	1.08	1.49	2.72	0.27
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.17)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)	(1.13)

Total distributions to shareholders	(1.32)	(0.99)	(0.46)	(0.64)	(1.30)
Net asset value, end of period	$11.84	$13.54	$13.45	$12.42	$10.34
Total return[3]	(2.47)%	8.36%	12.25%	27.57%	3.56%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.96%	1.97%	1.97%	2.01%
Net expenses	1.86%	1.91%	1.91%	1.91%	1.92%
Net investment income (loss)	0.38%	0.00%	(0.20)%	(0.03)%	0.27%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%	34%
Net assets, end of period (000s omitted)	$544	$1,947	$3,889	$5,589	$4,323

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.45	$13.36	$12.35	$10.30	$11.35
Net investment income (loss)	0.03	0.00 [1]	(0.03)	(0.01)[2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	(0.41)	1.08	1.50	2.72	0.24

Total from investment operations	(0.38)	1.08	1.47	2.71	0.27
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	(0.02)	(0.19)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)	(1.13)

Total distributions to shareholders	(1.33)	(0.99)	(0.46)	(0.66)	(1.32)
Net asset value, end of period	$11.74	$13.45	$13.36	$12.35	$10.30
Total return[3]	(2.47)%	8.42%	12.24%	27.50%	3.62%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.96%	1.97%	1.97%	2.01%
Net expenses	1.86%	1.91%	1.91%	1.91%	1.92%
Net investment income (loss)	0.37%	0.00%	(0.22)%	(0.05)%	0.26%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%	34%
Net assets, end of period (000s omitted)	$28,756	$36,098	$36,654	$35,616	$20,187

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2016	2015	2014	2013[1]
Net asset value, beginning of period	$13.81	$13.66	$12.55	$11.20
Net investment income	0.10	0.05	0.03	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.43)	1.12	1.54	1.35

Total from investment operations	(0.33)	1.17	1.57	1.35
Distributions to shareholders from
Net investment income	(0.07)	(0.03)	0.00	0.00
Net realized gains	(1.32)	(0.99)	(0.46)	0.00

Total distributions to shareholders	(1.39)	(1.02)	(0.46)	0.00
Net asset value, end of period	$12.09	$13.81	$13.66	$12.55
Total return[3]	(1.99)%	8.96%	12.77%	12.05%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.47%	1.49%	1.46%
Net expenses	1.36%	1.40%	1.41%	1.41%
Net investment income	0.86%	0.50%	0.26%	0.01%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$43	$41	$28	$18

[1]	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2016	2015	2014	2013[1]
Net asset value, beginning of period	$13.78	$13.65	$12.55	$11.10
Net investment income	0.17	0.15	0.12	0.09
Net realized and unrealized gains (losses) on investments	(0.42)	1.09	1.54	2.15

Total from investment operations	(0.25)	1.24	1.66	2.24
Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.10)	(0.15)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(1.47)	(1.11)	(0.56)	(0.79)
Net asset value, end of period	$12.06	$13.78	$13.65	$12.55
Total return[2]	(1.39)%	9.53%	13.55%	21.73%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.86%	0.87%	0.88%
Net expenses	0.80%	0.80%	0.80%	0.80%
Net investment income	1.41%	1.11%	0.88%	0.99%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$15	$15	$15	$14

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$13.62	$13.60	$12.56	$11.10
Net investment income	0.17	0.17 [2]	0.14 [2]	0.19
Net realized and unrealized gains (losses) on investments	(0.40)	1.08	1.47	2.06

Total from investment operations	(0.23)	1.25	1.61	2.25
Distributions to shareholders from
Net investment income	(0.17)	(0.24)	(0.11)	(0.15)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(1.49)	(1.23)	(0.57)	(0.79)
Net asset value, end of period	$11.90	$13.62	$13.60	$12.56
Total return[3]	(1.30)%	9.74%	13.19%	21.84%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.74%	0.73%
Net expenses	0.65%	0.65%	0.65%	0.65%
Net investment income	1.47%	1.25%	1.10%	0.85%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%
Net assets, end of period (000s omitted)	$2,842	$169	$150	$3,359

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Value Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.25	$14.08	$12.95	$10.78	$11.55
Net investment income	0.15	0.13	0.10	0.08 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.43)	1.14	1.58	2.87	0.28

Total from investment operations	(0.28)	1.27	1.68	2.95	0.40
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.09)	(0.14)	(0.04)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)	(1.13)

Total distributions to shareholders	(1.46)	(1.10)	(0.55)	(0.78)	(1.17)
Net asset value, end of period	$12.51	$14.25	$14.08	$12.95	$10.78
Total return	(1.58)%	9.42%	13.36%	28.77%	4.57%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.06%	1.06%	1.05%	1.09%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.27%	0.95%	0.74%	0.68%	1.13%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%	34%
Net assets, end of period (000s omitted)	$470,152	$529,293	$534,641	$515,012	$26,687

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.80	$13.67	$12.58	$10.48	$11.56
Net investment income	0.18	0.15	0.13	0.16	0.14 [1]
Net realized and unrealized gains (losses) on investments	(0.41)	1.11	1.53	2.73	0.24

Total from investment operations	(0.23)	1.26	1.66	2.89	0.38
Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(1.11)	(0.15)	(0.33)
Net realized gains	(1.32)	(0.99)	(0.46)	(0.64)	(1.13)

Total distributions to shareholders	(1.49)	(1.13)	(0.57)	(0.79)	(1.46)
Net asset value, end of period	$12.08	$13.80	$13.67	$12.58	$10.48
Total return	(1.27)%	9.66%	13.64%	29.04%	4.71%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.79%	0.79%	0.79%	0.83%
Net expenses	0.70%	0.70%	0.70%	0.73%	0.82%
Net investment income	1.52%	1.20%	0.99%	1.21%	1.35%
Supplemental data
Portfolio turnover rate	34%	29%	23%	28%	34%
Net assets, end of period (000s omitted)	$215,175	$255,565	$244,378	$221,128	$222,949

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Intrinsic Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Intrinsic Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$359	$(148,771)	$148,412

As of July 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $4,849,228 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Intrinsic Value Fund	27

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$65,187,436	$0	$0	$65,187,436
Consumer staples	107,271,578	0	0	107,271,578
Energy	87,769,421	0	0	87,769,421
Financials	177,149,638	0	0	177,149,638
Health care	119,741,748	0	0	119,741,748
Industrials	146,510,289	0	0	146,510,289
Information technology	203,942,662	0	0	203,942,662
Materials	15,504,815	0	0	15,504,815
Telecommunication services	19,944,165	0	0	19,944,165
Utilities	54,128,172	0	0	54,128,172

Short-term investments
Investment companies	39,814,811	0	0	39,814,811
Investments measured at net asset value*				13,536,600
Total assets	$1,036,964,735	$0	$0	$1,050,501,335

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $13,536,600 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

28	Wells Fargo Intrinsic Value Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to July 1, 2016, Metropolitan West Capital Management, LLC (“MetWest”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, served as the subadviser to the Fund and received a fee for its services at the same rates. MetWest merged with WellsCap on July, 1, 2016 and WellsCap became the subadviser to the Fund.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.80% for class R4 shares, 0.65% for class R6 shares, 0.95% for Administrator Class shares and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2016, Funds Distributor received $6,474 from the sale of Class A shares and $12 and $742 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $350,907,070 and $455,095,742, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo Intrinsic Value Fund	29

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$12,154,089	$12,000,998
Long-term capital gain	110,369,090	80,882,799

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$7,212,314	$39,080,637	$140,260,482	$(4,849,228)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Intrinsic Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic Value Fund (formerly known as Wells Fargo Advantage Intrinsic Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic Value Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $110,369,090 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $12,154,089 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intrinsic Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Intrinsic Value Fund	35

The Board noted that the performance of the Fund (Class A) was in range of the average performance of the Universe for all periods under review except the three-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 1000® Value Index, for all periods under review except the three- and five-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”).

The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, in range of, or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

36	Wells Fargo Intrinsic Value Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Intrinsic Value Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245324 09-16 A207/AR207 07-16

Annual Report

July 31, 2016

Wells Fargo Large Cap Core Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Large Cap Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Core Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Cap Core Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Large Cap Core Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Large Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio managers

John Campbell, CFA®

Jeff C. Moser, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EGOAX)	12-17-2007	(8.73)	11.07	4.99	(3.18)	12.39	5.71	1.21	1.14
Class C (EGOCX)	12-17-2007	(4.90)	11.57	4.95	(3.90)	11.57	4.95	1.96	1.89
Class R (EGOHX)	9-30-2015	–	–	–	(3.44)	12.11	5.46	1.46	1.39
Class R6 (EGORX)	9-30-2015	–	–	–	(2.73)	12.93	6.16	0.78	0.68
Administrator Class (WFLLX)	7-16-2010	–	–	–	(2.98)	12.67	5.92	1.13	1.00
Institutional Class (EGOIX)	12-17-2007	–	–	–	(2.75)	12.94	6.16	0.88	0.70
S&P 500 Index[4]	–	–	–	–	5.61	13.38	7.15	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Core Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Administrator Class shares. Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and adjusted to reflect higher expenses applicable to Class R6 shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	P/E is the price of a share of a stock divided by earnings per share, usually calculated using the latest year’s earnings.

8	Wells Fargo Large Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2016.

■	A number of issues contributed to the poor results, including stock selection, sector and industry exposures, and certain risk exposures.

■	Investors often tended to avoid risk and prefer less volatile and higher-yielding investments during the period, which challenged the Fund’s positioning.

Ten largest holdings (%) as of July 31, 2016[6]
NVIDIA Corporation	3.00
Linear Technology Corporation	2.55
Lowe’s Companies Incorporated	2.54
Pinnacle Foods Incorporated	2.51
Microsoft Corporation	2.46
The Home Depot Incorporated	2.38
DST Systems Incorporated	2.32
Centene Corporation	2.27
Comcast Corporation Class A	2.27
Aetna Incorporated	2.26

Macro themes played key roles in market movements and Fund results during the 12-month period.

Two macro themes in particular affected the markets and Fund performance: Oil prices enjoyed significant rebounds, and low interest rates drove many stock investors toward investments with higher dividend yields and away from investments perceived as higher risk.

Supply, demand, and production data created a bullish environment for oil prices during the period. The price per barrel of Brent crude oil rose 33% in the first six months of 2016, including a 23% increase during the second quarter of the year. While rising oil prices benefited companies involved in upstream oil activities, such as exploration and production, they were detrimental to companies involved in downstream activities, such as refining. Also, stronger crude-oil prices positively influenced commodities-oriented stocks in general, especially those in the materials and capital goods industries. Within the energy sector, the Fund’s underweight to companies involved in upstream activities and overweight to companies involved in downstream activities, which were out of sync with the market, hindered performance over the period.

Interest rates significantly influenced U.S. stocks over the period. In addition to driving investors toward higher-yielding stocks, low interest rates led investors to generally favor stocks with lower volatility and to question the strength of the U.S. and global economies. These conditions contributed to a risk-off stock-market environment, which benefited sectors generally perceived as more defensive, such as utilities and consumer staples. The U.K.’s Brexit vote in late June 2016 further accentuated the market’s emphases on interest-rate expectations and dividend yield and led to increased uncertainty about global economic growth. The Fund’s underweights to the more defensive, slower-growth, higher-yielding consumer staples, utilities, and telecommunication services sectors detracted from performance relative to the S&P 500 Index.

Sector distribution as of July 31, 2016[7]

Companies with low price/earnings (P/E) ratios held back Fund performance.

Five stocks that were among the largest individual detractors from Fund performance—Western Refining, Incorporated; Magna International Incorporated; Spirit AeroSystems Holdings, Incorporated; Voya Financial, Incorporated; and Skyworks Solutions, Incorporated—are companies in five different economic sectors that shared one thing in common during the period: low P/E ratios.8 The Fund’s positions in Western Refining, Magna International, Voya Financial, and Skyworks Solutions were eliminated during the reporting period. At the time of sale, the average P/E ratio for these four stocks, 10.1, was similar to the P/E ratio for Spirit AeroSystems as of the end of the reporting period (Spirit AeroSystems was not sold from the Fund). By way of comparison, the P/E ratio for the S&P 500 Index at the end of the reporting period was slightly above 17. As these varying P/E ratios indicate, many companies were unrewarded for their relatively low valuations during the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Core Fund	9

Our outlook remains optimistic.

Although this has been the weakest period of relative performance in the Fund’s history, it is not the first time we have experienced a significant period of underperformance. While the underperformance is painful in the moment, experience shows us that even the Fund’s weakest periods have not marred performance over the longer term. We have deep conviction in our investment process and believe in adhering to it. Sticking to our discipline does not mean we ignore what happens around us; we monitor the Fund, markets, economy, and political and other events around the world. We also continue to seek undervalued companies that have what we believe are superior earnings fundamentals and favorable investor sentiment, remaining true to our convictions for the benefit of Fund shareholders.

Please see footnotes on page 7.

10	Wells Fargo Large Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,085.37	$5.91	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.73	1.14%
Class C
Actual	$1,000.00	$1,081.45	$9.78	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.47	1.89%
Class R
Actual	$1,000.00	$1,083.57	$7.20	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.97	1.39%
Class R6
Actual	$1,000.00	$1,087.79	$3.53	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42	0.68%
Administrator Class
Actual	$1,000.00	$1,085.84	$5.19	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Institutional Class
Actual	$1,000.00	$1,087.86	$3.64	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Large Cap Core Fund	11

Security name	Shares	Value

Common Stocks: 99.77%

Consumer Discretionary: 16.01%

Auto Components: 1.99%
Lear Corporation	158,785	$18,014,158

Automobiles: 3.09%
Ford Motor Company	810,899	10,265,981
General Motors Company	561,153	17,698,766

		27,964,747

Media: 2.27%
Comcast Corporation Class A	305,074	20,516,227

Multiline Retail: 1.86%
Target Corporation	222,835	16,786,161

Specialty Retail: 6.80%
Foot Locker Incorporated	284,379	16,954,676
Lowe’s Companies Incorporated	279,513	22,998,330
The Home Depot Incorporated	156,000	21,565,440

		61,518,446

Consumer Staples: 8.22%

Food & Staples Retailing: 5.71%
CVS Health Corporation	207,361	19,226,512
Sysco Corporation	350,726	18,164,100
The Kroger Company	417,088	14,260,239

		51,650,851

Food Products: 2.51%
Pinnacle Foods Incorporated	451,410	22,665,296

Energy: 4.95%

Oil, Gas & Consumable Fuels: 4.95%
Chevron Corporation	169,594	17,379,993
Exxon Mobil Corporation	148,888	13,243,588
Valero Energy Corporation	271,520	14,195,066

		44,818,647

Financials: 12.91%

Banks: 5.65%
Huntington Bancshares Incorporated	1,554,362	14,766,439
JPMorgan Chase & Company	280,398	17,937,060
SunTrust Banks Incorporated	434,151	18,360,246

		51,063,745

Capital Markets: 1.72%
Goldman Sachs Group Incorporated	97,714	15,517,960

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Cap Core Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Insurance: 5.54%
AFLAC Incorporated	247,913	$17,919,152
Lincoln National Corporation	389,059	16,990,207
Prudential Financial Incorporated	202,436	15,241,406

		50,150,765

Health Care: 17.93%

Biotechnology: 3.87%
Amgen Incorporated	111,473	19,176,700
Gilead Sciences Incorporated	199,001	15,814,609

		34,991,309

Health Care Providers & Services: 12.21%
Aetna Incorporated	177,190	20,414,060
AmSurg Corporation †	219,413	16,458,169
Centene Corporation †	290,945	20,526,170
HCA Holdings Incorporated †	211,917	16,345,158
McKesson Corporation	95,352	18,551,685
UnitedHealth Group Incorporated	126,803	18,158,190

		110,453,432

Pharmaceuticals: 1.85%
Merck & Company Incorporated	285,346	16,738,396

Industrials: 9.15%

Aerospace & Defense: 5.95%
Northrop Grumman Corporation	89,455	19,378,637
Orbital ATK Incorporated	210,563	18,344,249
Spirit AeroSystems Holdings Incorporated Class A †	371,499	16,115,627

		53,838,513

Airlines: 3.20%
Delta Air Lines Incorporated	385,083	14,921,966
Southwest Airlines Company	378,408	14,004,880

		28,926,846

Information Technology: 22.01%

Electronic Equipment, Instruments & Components: 3.71%
CDW Corporation of Delaware	428,118	18,379,106
Jabil Circuit Incorporated	746,515	15,191,580

		33,570,686

Internet Software & Services: 1.93%
Alphabet Incorporated Class C †	22,656	17,417,706

IT Services: 2.32%
DST Systems Incorporated	170,096	20,977,940

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Large Cap Core Fund	13

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 7.43%
Intel Corporation		486,807	$16,970,092
Linear Technology Corporation		384,370	23,058,356
NVIDIA Corporation		475,620	27,157,900

			67,186,348

Software: 4.46%
Electronic Arts Incorporated †		237,479	18,124,397
Microsoft Corporation		392,603	22,252,738

			40,377,135

Technology Hardware, Storage & Peripherals: 2.16%
Apple Incorporated		187,855	19,576,370

Materials: 6.49%

Chemicals: 4.31%
Air Products & Chemicals Incorporated		134,433	20,086,979
The Dow Chemical Company		352,641	18,926,242

			39,013,221

Containers & Packaging: 2.18%
Avery Dennison Corporation		253,097	19,713,725

Telecommunication Services: 2.10%

Diversified Telecommunication Services: 2.10%
AT&T Incorporated		438,473	18,981,496

Total Common Stocks (Cost $788,715,495)			902,430,126

	Yield
Short-Term Investments: 0.46%

Investment Companies: 0.46%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32%	4,155,161	4,155,161

Total Short-Term Investments (Cost $4,155,161)			4,155,161

Total investments in securities (Cost $792,870,656) *	100.23%	906,585,287
Other assets and liabilities, net	(0.23)	(2,069,166)

Total net assets	100.00%	$904,516,121

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $795,590,386 and unrealized gains (losses) consists of:

Gross unrealized gains	$133,813,730
Gross unrealized losses	(22,818,829)

Net unrealized gains	$110,994,901

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Cap Core Fund	Statement of assets and liabilities—July 31, 2016

Assets
Investments
In unaffiliated securities, at value (cost $788,715,495)	$902,430,126
In affiliated securities, at value (cost $4,155,161)	4,155,161

Total investments, at value (cost $792,870,656)	906,585,287
Receivable for investments sold	217,826
Receivable for Fund shares sold	868,498
Receivable for dividends	888,871
Prepaid expenses and other assets	64,976

Total assets	908,625,458

Liabilities
Payable for Fund shares redeemed	3,336,916
Management fee payable	429,233
Distribution fees payable	46,286
Administration fees payable	129,240
Accrued expenses and other liabilities	167,662

Total liabilities	4,109,337

Total net assets	$904,516,121

NET ASSETS CONSIST OF
Paid-in capital	$837,093,485
Undistributed net investment income	5,083,557
Accumulated net realized losses on investments	(51,375,552)
Net unrealized gains on investments	113,714,631

Total net assets	$904,516,121

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$359,971,350
Shares outstanding – Class A1	23,788,449
Net asset value per share – Class A	$15.13
Maximum offering price per share – Class A2	$16.05
Net assets – Class C	$71,512,352
Shares outstanding – Class C1	4,809,334
Net asset value per share – Class C	$14.87
Net assets – Class R	$26,231
Shares outstanding – Class R1	1,729
Net asset value per share – Class R	$15.17
Net assets – Class R6	$2,449,104
Shares outstanding – Class R6[1]	160,732
Net asset value per share – Class R6	$15.24
Net assets – Administrator Class	$57,879,406
Shares outstanding – Administrator Class[1]	3,813,535
Net asset value per share – Administrator Class	$15.18
Net assets – Institutional Class	$412,677,678
Shares outstanding – Institutional Class[1]	27,094,649
Net asset value per share – Institutional Class	$15.23

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2016	Wells Fargo Large Cap Core Fund	15

Investment income
Dividends (net of foreign withholding taxes of $17,592)	$14,884,248
Income from affiliated securities	31,686
Securities lending income, net	5,707

Total investment income	14,921,641

Expenses
Management fee	5,401,830
Administration fees
Class A	679,455
Class C	144,245
Class R	45	[1]
Class R6	348	[1]
Administrator Class	115,133
Institutional Class	308,634
Investor Class	199,867	[2]
Shareholder servicing fees
Class A	806,522
Class C	171,720
Class R	53	[1]
Administrator Class	220,465
Investor Class	150,680	[2]
Distribution fees
Class C	515,159
Class R	53	[1]
Custody and accounting fees	57,332
Professional fees	46,374
Registration fees	161,709
Shareholder report expenses	102,373
Trustees’ fees and expenses	24,325
Interest expense	3,257
Other fees and expenses	11,609

Total expenses	9,121,188
Less: Fee waivers and/or expense reimbursements	(873,931)

Net expenses	8,247,257

Net investment income	6,674,384

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(46,422,704)
Net change in unrealized gains (losses) on investments	27,105,014

Net realized and unrealized gains (losses) on investments	(19,317,690)

Net decrease in net assets resulting from operations	$(12,643,306)

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Cap Core Fund	Statement of changes in net assets

	Year ended July 31, 2016			Year ended July 31, 2015

Operations
Net investment income			$6,674,384		$1,288,942
Net realized gains (losses) on investments			(46,422,704)		23,591,082
Net change in unrealized gains (losses) on investments			27,105,014		11,901,160

Net increase (decrease) in net assets resulting from operations			(12,643,306)		36,781,184

Distributions to shareholders from
Net investment income
Class A			(1,280,167)		(183,035)
Class R			(136)[1]		N/A
Class R6			(184)[1]		N/A
Administrator Class			(617,773)		(122,314)
Institutional Class			(732,443)		(94,797)
Investor Class			0 [2]		(308,152)
Net realized gains
Class A			(3,571,260)		0
Class C			(613,350)		0
Class R			(222)[1]		N/A
Class R6			(222)[1]		N/A
Administrator Class			(908,858)		0
Institutional Class			(831,664)		0

Total distributions to shareholders			(8,556,279)		(708,298)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	25,918,673		399,364,361	5,820,072	89,378,472
Class C	2,898,348		42,984,877	3,114,897	47,430,665
Class R	1,706	[1]	25,000 [1]	N/A	N/A
Class R6	171,642	[1]	2,413,783 [1]	N/A	N/A
Administrator Class	4,428,450		66,283,791	5,744,427	89,108,080
Institutional Class	25,684,762		381,059,292	3,978,349	62,377,535
Investor Class	508,724	[2]	7,701,975 [2]	3,949,960	61,216,814

			899,833,079		349,511,566

Reinvestment of distributions
Class A	311,622		4,725,942	11,869	173,408
Class C	32,452		481,595	0	0
Class R	23	[1]	358 [1]	N/A	N/A
Class R6	27	[1]	406 [1]	N/A	N/A
Administrator Class	99,938		1,525,664	8,331	122,042
Institutional Class	63,053		966,052	5,103	74,803
Investor Class	0	[2]	0 [2]	20,620	302,078

			7,700,017		672,331

Payment for shares redeemed
Class A	(8,578,334)		(125,072,291)	(1,561,861)	(24,219,042)
Class C	(1,521,640)		(21,894,194)	(323,242)	(4,921,172)
Class R6	(10,937)[1]		(158,688)[1]	N/A	N/A
Administrator Class	(5,987,164)		(87,751,181)	(958,200)	(14,722,079)
Institutional Class	(9,789,487)		(144,146,531)	(411,020)	(6,506,688)
Investor Class	(18,604,700)[2]		(290,535,816)[2]	(1,941,756)	(29,909,371)

			(669,558,701)		(80,278,352)

Net asset value of shares issued in acquisition
Institutional Class	7,161,519		103,887,609	0	0

Net increase in net assets resulting from capital share transactions			341,862,004		269,905,545

Total increase in net assets			320,662,419		305,978,431

Net assets
Beginning of period			583,853,702		277,875,271

End of period			$904,516,121		$583,853,702

Undistributed net investment income			$5,083,557		$1,025,908

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.81	$14.30	$12.13	$9.50	$8.75
Net investment income	0.10	0.06	0.06 [1]	0.07	0.06
Net realized and unrealized gains (losses) on investments	(0.60)	1.50	2.20	2.64	0.74

Total from investment operations	(0.50)	1.56	2.26	2.71	0.80
Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.09)	(0.08)	(0.05)
Net realized gains	(0.13)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.18)	(0.05)	(0.09)	(0.08)	(0.05)
Net asset value, end of period	$15.13	$15.81	$14.30	$12.13	$9.50
Total return[2]	(3.18)%	10.99%	18.58%	28.76%	9.27%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.26%	1.29%	1.33%	1.37%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	0.80%	0.35%	0.47%	0.75%	0.71%
Supplemental data
Portfolio turnover rate	51%	44%	61%	67%	41%
Net assets, end of period (000s omitted)	$359,971	$97,041	$26,685	$15,267	$8,277

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.61	$14.17	$12.05	$9.45	$8.71
Net investment income (loss)	0.00 [1]	(0.06)[1]	(0.01)	(0.00)[2]	(0.00)[2]
Net realized and unrealized gains (losses) on investments	(0.61)	1.50	2.15	2.62	0.74

Total from investment operations	(0.61)	1.44	2.14	2.62	0.74
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	(0.02)	0.00
Net realized gains	(0.13)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.13)	0.00	(0.02)	(0.02)	0.00
Net asset value, end of period	$14.87	$15.61	$14.17	$12.05	$9.45
Total return[3]	(3.90)%	10.16%	17.73%	27.82%	8.50%
Ratios to average net assets (annualized)
Gross expenses	1.95%	2.01%	2.04%	2.08%	2.12%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income (loss)	0.02%	(0.38)%	(0.30)%	(0.01)%	(0.04)%
Supplemental data
Portfolio turnover rate	51%	44%	61%	67%	41%
Net assets, end of period (000s omitted)	$71,512	$53,076	$8,624	$3,786	$2,041

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	19

(For a share outstanding throughout the period)

CLASS R	Year ended July 31 2016[1]
Net asset value, beginning of period	$14.66
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	0.66

Total from investment operations	0.72
Distributions to shareholders from
Net investment income	(0.08)
Net realized gains	(0.13)

Total distributions to shareholders	(0.21)
Net asset value, end of period	$15.17
Total return[2]	4.90%
Ratios to average net assets (annualized)
Gross expenses	1.46%
Net expenses	1.39%
Net investment income	0.52%
Supplemental data
Portfolio turnover rate	51%
Net assets, end of period (000s omitted)	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31 2016[1]
Net asset value, beginning of period	$14.66
Net investment income	0.20
Net realized and unrealized gains (losses) on investments	0.62

Total from investment operations	0.82
Distributions to shareholders from
Net investment income	(0.11)
Net realized gains	(0.13)

Total distributions to shareholders	(0.24)
Net asset value, end of period	$15.24
Total return[2]	5.57%
Ratios to average net assets (annualized)
Gross expenses	0.77%
Net expenses	0.68%
Net investment income	1.31%
Supplemental data
Portfolio turnover rate	51%
Net assets, end of period (000s omitted)	$2,449

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.87	$14.34	$12.16	$9.52	$8.77
Net investment income	0.15	0.10	0.09	0.10	0.09
Net realized and unrealized gains (losses) on investments	(0.62)	1.50	2.20	2.64	0.74

Total from investment operations	(0.47)	1.60	2.29	2.74	0.83
Distributions to shareholders from
Net investment income	(0.09)	(0.07)	(0.11)	(0.10)	(0.08)
Net realized gains	(0.13)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.07)	(0.11)	(0.10)	(0.08)
Net asset value, end of period	$15.18	$15.87	$14.34	$12.16	$9.52
Total return	(2.98)%	11.28%	18.83%	29.12%	9.61%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.11%	1.11%	1.14%	1.16%
Net expenses	0.96%	0.90%	0.90%	0.89%	0.87%
Net investment income	0.95%	0.61%	0.63%	1.00%	0.97%
Supplemental data
Portfolio turnover rate	51%	44%	61%	67%	41%
Net assets, end of period (000s omitted)	$57,879	$83,692	$6,849	$1,192	$522

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.91	$14.35	$12.16	$9.52	$8.77
Net investment income	0.18 [1]	0.14 [1]	0.11 [1]	0.13 [1]	0.12
Net realized and unrealized gains (losses) on investments	(0.62)	1.50	2.21	2.63	0.73

Total from investment operations	(0.44)	1.64	2.32	2.76	0.85
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	(0.13)	(0.12)	(0.10)
Net realized gains	(0.13)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.24)	(0.08)	(0.13)	(0.12)	(0.10)
Net asset value, end of period	$15.23	$15.91	$14.35	$12.16	$9.52
Total return	(2.75)%	11.51%	19.21%	29.38%	9.88%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.84%	0.85%	0.90%	0.94%
Net expenses	0.70%	0.66%	0.66%	0.66%	0.66%
Net investment income	1.22%	0.86%	0.83%	1.24%	1.19%
Supplemental data
Portfolio turnover rate	51%	44%	61%	67%	41%
Net assets, end of period (000s omitted)	$412,678	$63,235	$5,775	$537	$480

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Cap Core Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the

24	Wells Fargo Large Cap Core Fund	Notes to financial statements

borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$70	$(70)

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of July 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$(309,497)	$(27,516,712)	$(20,816,155)

Notes to financial statements	Wells Fargo Large Cap Core Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$144,799,739	$0	$0	$144,799,739
Consumer staples	74,316,147	0	0	74,316,147
Energy	44,818,647	0	0	44,818,647
Financials	116,732,470	0	0	116,732,470
Health care	162,183,137	0	0	162,183,137
Industrials	82,765,359	0	0	82,765,359
Information technology	199,106,185	0	0	199,106,185
Materials	58,726,946	0	0	58,726,946
Telecommunication Services	18,981,496	0	0	18,981,496

Short-term investments
Investment companies	4,155,161	0	0	4,155,161
Total assets	$906,585,287	$0	$0	$906,585,287

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

26	Wells Fargo Large Cap Core Fund	Notes to financial statements

Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.68% for Class R6 shares, 1.00% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2015, the Fund’s expenses were capped at 0.90% for Administrator Class shares and 0.66% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2016, Funds Distributor received $67,985 from the sale of Class A shares and $466 and $855 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $645,116,810 and $396,987,710, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. ACQUISITION

After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Large Cap Core Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding

Notes to financial statements	Wells Fargo Large Cap Core Fund	27

Institutional Class shares of Golden Large Cap Core Fund received Institutional Class shares of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the Institutional Class shares of Golden Large Cap Core Fund for 7,161,519 Institutional Class shares of the Fund valued at $103,887,609 at an exchange ratio of 0.90. The investment portfolio of Golden Large Cap Core Fund with a fair value of $101,587,245, identified cost of $91,037,630 and unrealized gains of $10,549,615 at May 20, 2016 were the principal assets acquired by the Fund. The aggregate net assets of Golden Large Cap Core Fund and the Fund immediately prior to the acquisition were $103,887,609 and $865,210,261, respectively. The aggregate net assets of the Fund immediately after the acquisition were $969,097,870. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Golden Large Cap Core Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2015, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2016 would have been:

Net investment income	$7,679,055
Net realized and unrealized gains (losses) on investments	$(9,371,087)
Net decrease in net assets resulting from operations	$(1,692,032)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Golden Large Cap Core Fund that have been included in the Fund’s Statement of Operations since May 21, 2016.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

During the year ended July 31, 2016, the Fund had average borrowings outstanding of $196,205 at an average rate of 1.66% and paid interest in the amount of $3,257.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$2,630,814	$708,298
Long-term capital gain	5,925,465	0

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$5,070,130	$110,994,901	$(48,642,364)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Large Cap Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Large Cap Core Fund (formerly known as Wells Fargo Advantage Large Cap Core Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Large Cap Core Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

Other information (unaudited)	Wells Fargo Large Cap Core Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $5,925,465 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $2,630,814 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Large Cap Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Cap Core Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Large Cap Core Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Large Cap Core Fund	33

The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser, if any, from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

34	Wells Fargo Large Cap Core Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Large Cap Core Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245325 09-16 A208/AR208 07-16

Annual Report

July 31, 2016

Wells Fargo Large Cap Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Large Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Growth Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Cap Growth Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Large Cap Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Large Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph Eberhardy, CFA®, CPA

Thomas Ognar, CFA®

Bruce Olson, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAFX)	7-30-2010	(7.47)	9.38	7.90	(1.83)	10.69	8.54	1.15	1.07
Class C (STOFX)	7-30-2010	(3.56)	9.87	7.76	(2.56)	9.87	7.76	1.90	1.82
Class R (STMFX)	6-15-2012	–	–	–	(2.08)	10.43	8.33	1.40	1.32
Class R4 (SLGRX)	11-30-2012	–	–	–	(1.54)	11.06	8.76	0.87	0.80
Class R6 (STFFX)	11-30-2012	–	–	–	(1.39)	11.18	8.81	0.72	0.65
Administrator Class (STDFX)	7-30-2010	–	–	–	(1.71)	10.84	8.62	1.07	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	(1.49)	11.12	8.79	0.82	0.75
Russell 1000® Growth Index[4]	–	–	–	–	4.35	13.62	9.50	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Growth Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Large Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2016.

■	Holdings within the health care and information technology (IT) sectors contributed to the Fund’s underperformance for the period. An underweight to slower-growing stocks in the consumer staples sector also detracted from results as investors sought higher-yielding stocks.

■	The market environment often was influenced by investor sentiment rather than by fundamentals during the period, which presented a general challenge for our emphasis on adding value through bottom-up stock selection.

The ongoing low-interest-rate environment drove investors’ demand for dividend yield, hindering Fund results.

Faced with the prospect of historically low interest rates and, in some countries, negative interest rates, investors continued to seek alternative sources of income via dividend-paying stocks. Stocks paying a dividend yield larger than 2% contributed disproportionately to the total return of the Russell 1000® Growth Index for the period. Due to its focus on faster-growing stocks, the Fund tends to be significantly underweight dividend-paying stocks compared with the index; this characteristic significantly contributed to the Fund’s underperformance for the period. While investors’ preference for dividend yield challenged our investment process at times during the period, it also led to historically attractive relative valuations for faster-growing stocks, which could bode well for future Fund performance.

Ten largest holdings (%) as of July 31, 2016[6]
Facebook Incorporated Class A	5.36
Amazon.com Incorporated	4.03
Dollar Tree Incorporated	3.61
Microsoft Corporation	3.58
Alphabet Incorporated Class A	3.56
Alphabet Incorporated Class C	2.72
Costco Wholesale Corporation	2.70
Visa Incorporated Class A	2.62
MasterCard Incorporated Class A	2.60
O’Reilly Automotive Incorporated	2.33

Results from the Fund’s health care and IT holdings detracted from performance.

Within health care, biotechnology holdings detracted notably over the period. Although these companies tended to experience solid demand for existing medical solutions, their stocks suffered significant declines in the first half of 2016. Multiple factors drove the share-price weakness, including the negative effects of ongoing political rhetoric concerning potential drug-pricing controls and less-robust fundamental outlooks for several companies.

Within the IT sector, several holdings with significant market opportunities within faster-growing areas, such as cloud services, data analytics, and network security,

displayed weakness. Although these holdings generally delivered solid growth fundamentals, they experienced significant volatility as investors reacted to global economic uncertainties. At times during the period, investors preferred select mega-cap IT stocks, often at the expense of many small- and mid-cap IT companies that were actively reinvesting in their businesses to expand their market share.

Select holdings within the consumer discretionary and energy sectors contributed positively to performance.

Within the consumer discretionary sector, the Fund benefited from solid performance by holdings with strong secular growth. Several top performers effectively executed on self-help initiatives that boosted company profit margins and contributed to higher same-store sales. Retail companies focused on the lower-end consumer continued to perform well as their business models tend to be more resistant to the pressures of Amazon.com, Incorporated, and other online retailers. Specialty retailers focused on a specific market segment also delivered positive results in the Amazon-dominated retail field. Among the Fund’s energy holdings, exploration and production company Concho Resources Incorporated, which has fracking operations in the Permian Basin, delivered favorable results as oil prices rallied off their February 2016 lows.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Cap Growth Fund	9

Sector distribution as of July 31, 2016[7]

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to potentially capitalize on opportunities and position for the future. Using our bottom-up research process, we added IT companies that met our criteria for robust, sustainable growth that appears underappreciated by the market. We funded these purchases primarily with the proceeds from sales of holdings in the consumer discretionary sector.

Given the abundant political and economic headlines dominating the media in the U.S. and worldwide, we expect to see continued market volatility heading into the summer of 2016 and likely through the U.S. general election in November 2016. As this volatility occurs, we intend to take advantage of potential opportunities as the valuation gaps of the companies held within the Fund widen and contract. We maintain strong conviction for the rapidly growing companies within the portfolio; many holdings have been trading at or near multiyear-low valuations relative to the broad market. Our investment strategy—seeking robust growth companies with sustainable business models that are underappreciated by investors—should position us, going forward, to take advantage of opportunities within the market for the benefit of Fund shareholders.

Please see footnotes on page 7.

10	Wells Fargo Large Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,094.34	$5.57	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37	1.07%
Class C
Actual	$1,000.00	$1,090.19	$9.46	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.12	1.82%
Class R
Actual	$1,000.00	$1,092.96	$6.87	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.62	1.32%
Class R4
Actual	$1,000.00	$1,096.01	$4.17	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%
Class R6
Actual	$1,000.00	$1,096.74	$3.39	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%
Administrator Class
Actual	$1,000.00	$1,095.04	$4.95	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%
Institutional Class
Actual	$1,000.00	$1,095.90	$3.91	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Large Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 98.67%

Consumer Discretionary: 25.80%

Auto Components: 0.29%
Delphi Automotive plc	59,470	$4,033,255

Hotels, Restaurants & Leisure: 3.47%
Hilton Worldwide Holdings Incorporated	319,960	7,419,872
Marriott International Incorporated Class A «	157,440	11,288,448
Starbucks Corporation	509,300	29,564,865

		48,273,185

Internet & Catalog Retail: 4.74%
Amazon.com Incorporated †	73,900	56,076,059
The Priceline Group Incorporated †	7,340	9,914,945

		65,991,004

Media: 1.50%
The Walt Disney Company	216,900	20,811,555

Multiline Retail: 3.60%
Dollar Tree Incorporated †	521,090	50,175,756

Specialty Retail: 7.58%
CarMax Incorporated «†	120,360	7,012,174
O’Reilly Automotive Incorporated †	111,800	32,492,434
The Home Depot Incorporated	234,840	32,464,282
Tractor Supply Company	270,010	24,746,417
ULTA Salon, Cosmetics and Fragrance Incorporated †	33,380	8,719,190

		105,434,497

Textiles, Apparel & Luxury Goods: 4.62%
Nike Incorporated Class B	523,740	29,067,570
Under Armour Incorporated Class A «	270,970	10,692,476
VF Corporation	394,130	24,605,536

		64,365,582

Consumer Staples: 6.64%

Food & Staples Retailing: 4.42%
Costco Wholesale Corporation	224,940	37,614,467
CVS Health Corporation	257,660	23,890,235

		61,504,702

Household Products: 0.68%
Colgate-Palmolive Company	126,360	9,404,975

Personal Products: 1.54%
The Estee Lauder Companies Incorporated Class A	231,420	21,498,918

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Cap Growth Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Energy: 2.01%

Energy Equipment & Services: 0.45%
Schlumberger Limited	77,480	$6,238,690

Oil, Gas & Consumable Fuels: 1.56%
Concho Resources Incorporated †	175,280	21,769,776

Financials: 0.20%

Capital Markets: 0.20%
TD Ameritrade Holding Corporation	91,120	2,766,403

Health Care: 14.14%

Biotechnology: 7.23%
Alexion Pharmaceuticals Incorporated †	215,070	27,658,002
Amgen Incorporated	12,000	2,064,360
BioMarin Pharmaceutical Incorporated †	153,180	15,229,156
Celgene Corporation †	227,380	25,509,762
Incyte Corporation †	53,460	4,822,627
Regeneron Pharmaceuticals Incorporated †	38,850	16,515,912
Vertex Pharmaceuticals Incorporated †	91,370	8,862,890

		100,662,709

Health Care Equipment & Supplies: 2.85%
Danaher Corporation	149,930	12,210,299
Medtronic plc	312,650	27,397,520

		39,607,819

Health Care Technology: 1.45%
Cerner Corporation †	323,070	20,156,337

Life Sciences Tools & Services: 0.37%
Quintiles Transnational Holdings Incorporated †	67,360	5,229,830

Pharmaceuticals: 2.24%
Bristol-Myers Squibb Company	317,680	23,765,641
Zoetis Incorporated	145,910	7,364,078

		31,129,719

Industrials: 7.26%

Aerospace & Defense: 0.77%
The Boeing Company	80,080	10,703,493

Airlines: 0.99%
Southwest Airlines Company	372,313	13,779,304

Electrical Equipment: 0.62%
Rockwell Automation Incorporated	75,000	8,580,000

Industrial Conglomerates: 1.53%
3M Company	119,560	21,324,722

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Large Cap Growth Fund	13

Security name	Shares	Value

Machinery: 0.26%
Fortive Corporation †	74,960	$3,613,822

Road & Rail: 3.09%
Kansas City Southern	153,160	14,720,208
Union Pacific Corporation	304,440	28,328,142

		43,048,350

Information Technology: 39.15%

Communications Equipment: 1.17%
Palo Alto Networks Incorporated †	124,190	16,255,229

Internet Software & Services: 11.63%
Alphabet Incorporated Class A †	62,530	49,482,490
Alphabet Incorporated Class C †	49,270	37,878,283
Facebook Incorporated Class A †	601,630	74,566,022

		161,926,795

IT Services: 8.36%
Accenture plc Class A	177,410	20,013,622
Cognizant Technology Solutions Corporation Class A †	155,640	8,947,744
MasterCard Incorporated Class A	380,400	36,229,296
PayPal Holdings Incorporated †	394,360	14,685,966
Visa Incorporated Class A	467,480	36,486,814

		116,363,442

Semiconductors & Semiconductor Equipment: 6.24%
Broadcom Limited	155,380	25,168,451
Microchip Technology Incorporated «	520,040	28,935,026
QUALCOMM Incorporated	68,450	4,283,601
Texas Instruments Incorporated	407,260	28,406,385

		86,793,463

Software: 10.24%
Activision Blizzard Incorporated	186,000	7,469,760
Adobe Systems Incorporated †	218,700	21,401,982
Microsoft Corporation	879,950	49,875,566
Mobileye NV †	45,630	2,186,133
Red Hat Incorporated †	170,280	12,820,381
Salesforce.com Incorporated †	288,700	23,615,660
ServiceNow Incorporated †	171,810	12,872,005
Splunk Incorporated †	197,170	12,331,012

		142,572,499

Technology Hardware, Storage & Peripherals: 1.51%
Apple Incorporated	201,200	20,967,052

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Cap Growth Fund	Portfolio of investments—July 31, 2016

Security name		Shares	Value

Materials: 3.47%

Chemicals: 3.47%
Ecolab Incorporated		236,860	$28,039,487
Praxair Incorporated		173,320	20,198,713

			48,238,200

Total Common Stocks (Cost $855,949,807)			1,373,221,083

	Yield
Short-Term Investments: 4.03%

Investment Companies: 4.03%
Securities Lending Cash Investments LLC (l)(r)(u)	0.50%	39,207,100	39,207,100
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	16,831,628	16,831,628

Total Short-Term Investments (Cost $56,038,728)			56,038,728

Total investments in securities (Cost $911,988,535) *	102.70%	1,429,259,811
Other assets and liabilities, net	(2.70)	(37,571,300)

Total net assets	100.00%	$1,391,688,511

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $913,879,466 and unrealized gains (losses) consists of:

Gross unrealized gains	$526,221,303
Gross unrealized losses	(10,840,958)

Net unrealized gains	$515,380,345

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2016	Wells Fargo Large Cap Growth Fund	15

Assets
Investments
In unaffiliated securities (including $38,112,159 of securities loaned), at value (cost $855,949,807)	$1,373,221,083
In affiliated securities, at value (cost $56,038,728)	56,038,728

Total investments, at value (cost $911,988,535)	1,429,259,811
Receivable for investments sold	6,786,832
Receivable for Fund shares sold	865,246
Receivable for dividends	543,396
Receivable for securities lending income	22,174
Prepaid expenses and other assets	60,675

Total assets	1,437,538,134

Liabilities
Payable for investments purchased	3,951,192
Payable for Fund shares redeemed	1,471,169
Payable upon receipt of securities loaned	39,207,100
Management fee payable	708,921
Distribution fees payable	13,664
Administration fees payable	180,160
Accrued expenses and other liabilities	317,417

Total liabilities	45,849,623

Total net assets	$1,391,688,511

NET ASSETS CONSIST OF
Paid-in capital	$841,664,040
Overdistributed net investment income	(25,370)
Accumulated net realized gains on investments	32,778,565
Net unrealized gains on investments	517,271,276

Total net assets	$1,391,688,511

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$576,501,554
Shares outstanding – Class A1	12,519,808
Net asset value per share – Class A	$46.05
Maximum offering price per share – Class A2	$48.86
Net assets – Class C	$18,876,866
Shares outstanding – Class C1	430,183
Net asset value per share – Class C	$43.88
Net assets – Class R	$8,218,316
Shares outstanding – Class R1	180,622
Net asset value per share – Class R	$45.50
Net assets – Class R4	$8,399,688
Share outstanding – Class R4[1]	179,921
Net asset value per share – Class R4	$46.69
Net assets – Class R6	$225,805,288
Shares outstanding – Class R6[1]	4,823,047
Net asset value per share – Class R6	$46.82
Net assets – Administrator Class	$237,576,677
Shares outstanding – Administrator Class[1]	5,129,545
Net asset value per share – Administrator Class	$46.32
Net assets – Institutional Class	$316,310,122
Shares outstanding – Institutional Class[1]	6,767,018
Net asset value per share – Institutional Class	$46.74

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Cap Growth Fund	Statement of operations—year ended July 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $2,320)	$15,562,652
Securities lending income, net	212,487
Income from affiliated securities	48,348

Total investment income	15,823,487

Expenses
Management fee	9,978,513
Administration fees
Class A	1,028,499
Class C	42,027
Class R	21,838
Class R4	5,839
Class R6	44,588
Administrator Class	306,498
Institutional Class	599,663
Investor Class	334,829 [1]
Shareholder servicing fees
Class A	1,224,403
Class C	50,033
Class R	25,997
Class R4	7,299
Administrator Class	589,191
Investor Class	261,244 [1]
Distribution fees
Class C	150,098
Class R	25,997
Custody and accounting fees	80,195
Professional fees	43,149
Registration fees	113,138
Shareholder report expenses	112,567
Trustees’ fees and expenses	25,010
Other fees and expenses	31,453

Total expenses	15,102,068
Less: Fee waivers and/or expense reimbursements	(1,642,326)

Net expenses	13,459,742

Net investment income	2,363,745

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	44,634,435
Net change in unrealized gains (losses) on investments	(80,144,617)

Net realized and unrealized gains (losses) on investments	(35,510,182)

Net decrease in net assets resulting from operations	$(33,146,437)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Large Cap Growth Fund	17

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment income		$2,363,745		$2,126,502
Net realized gains on investments		44,634,435		86,753,919
Net change in unrealized gains (losses) on investments		(80,144,617)		129,352,284

Net increase (decrease) in net assets resulting from operations		(33,146,437)		218,232,705

Distributions to shareholders from
Net investment income
Class A		(8,533)		0
Class R4		(26,255)		0
Class R6		(542,444)		(5,386)
Administrator Class		(399,214)		0
Institutional Class		(2,359,767)		(392,482)
Net realized gains
Class A		(33,357,991)		(9,083,839)
Class C		(1,130,136)		(1,024,179)
Class R		(642,814)		(537,456)
Class R4		(366,120)		(95,079)
Class R6		(5,970,675)		(286,515)
Administrator Class		(12,858,667)		(10,809,644)
Institutional Class		(26,507,074)		(26,749,730)
Investor Class		0 [1]		(21,002,277)

Total distributions to shareholders		(84,169,690)		(69,986,587)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	10,423,557	507,133,935	604,229	28,340,904
Class C	94,075	4,156,298	91,683	4,185,001
Class R	93,883	4,246,909	83,403	3,934,240
Class R4	47,194	2,095,908	109,342	5,395,990
Class R6	2,853,291	127,876,221	2,237,120	108,798,050
Administrator Class	871,378	39,477,413	1,113,913	52,906,429
Institutional Class	1,620,978	73,346,308	1,575,447	75,088,702
Investor Class	88,699 [1]	4,159,389 [1]	770,891	36,000,565

		762,492,381		314,649,881

Reinvestment of distributions
Class A	689,341	31,248,057	162,603	7,413,043
Class C	21,233	921,496	17,563	774,161
Class R	5,901	264,733	4,111	186,032
Class R4	8,508	392,375	2,062	95,079
Class R6	140,783	6,513,119	6,321	291,901
Administrator Class	290,191	13,252,210	235,753	10,802,180
Institutional Class	541,392	25,023,933	511,339	23,607,785
Investor Class	0 [1]	0 [1]	448,656	20,413,846

		77,615,923		63,584,027

Payment for shares redeemed
Class A	(2,316,847)	(103,461,789)	(1,728,758)	(81,675,715)
Class C	(164,112)	(7,122,729)	(147,803)	(6,761,459)
Class R	(165,274)	(7,268,281)	(114,456)	(5,361,082)
Class R4	(19,211)	(894,912)	(14,494)	(712,377)
Class R6	(509,940)	(23,062,787)	(34,221)	(1,666,642)
Administrator Class	(1,299,777)	(59,103,069)	(1,474,270)	(70,446,514)
Institutional Class	(6,030,432)	(274,102,744)	(4,464,060)	(215,627,720)
Investor Class	(9,823,525)[1]	(479,180,351)[1]	(1,815,052)	(85,116,561)

		(954,196,662)		(467,368,070)

Net decrease in net assets resulting from capital share transactions		(114,088,358)		(89,134,162)

Total increase (decrease) in net assets		(231,404,485)		59,111,956

Net assets
Beginning of period		1,623,092,996		1,563,981,040

End of period		$1,391,688,511		$1,623,092,996

Undistributed (overdistributed) net investment income		$(25,370)		$1,032,532

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$49.55	$45.30	$39.73	$32.92	$31.62
Net investment income (loss)	(0.03)[1]	(0.01)[1]	(0.06)	0.04	(0.12)[1]
Net realized and unrealized gains (losses) on investments	(0.92)	6.33	7.01	6.81	1.42

Total from investment operations	(0.95)	6.32	6.95	6.85	1.30
Distributions to shareholders from
Net investment income	(0.00)[2]	0.00	0.00	(0.04)	0.00
Net realized gains	(2.55)	(2.07)	(1.38)	0.00	0.00

Total distributions to shareholders	(2.55)	(2.07)	(1.38)	(0.04)	0.00
Net asset value, end of period	$46.05	$49.55	$45.30	$39.73	$32.92
Total return[3]	(1.83)%	14.35%	17.69%	20.84%	4.08%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.20%	1.22%	1.23%	1.24%
Net expenses	1.07%	1.07%	1.07%	1.07%	1.10%
Net investment income (loss)	(0.06)%	(0.02)%	(0.17)%	0.09%	(0.37)%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%	46%
Net assets, end of period (000s omitted)	$576,502	$184,504	$212,273	$131,616	$75,149

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$47.68	$43.99	$38.90	$32.43	$31.38
Net investment loss	(0.32)[1]	(0.42)	(0.33)	(0.20)	(0.37)[1]
Net realized and unrealized gains (losses) on investments	(0.93)	6.18	6.80	6.67	1.42

Total from investment operations	(1.25)	5.76	6.47	6.47	1.05
Distributions to shareholders from
Net realized gains	(2.55)	(2.07)	(1.38)	0.00	0.00
Net asset value, end of period	$43.88	$47.68	$43.99	$38.90	$32.43
Total return[2]	(2.56)%	13.47%	16.81%	19.95%	3.31%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.95%	1.97%	1.98%	1.99%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.84%
Net investment loss	(0.75)%	(0.77)%	(0.89)%	(0.65)%	(1.16)%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%	46%
Net assets, end of period (000s omitted)	$18,877	$22,839	$22,767	$17,748	$11,829

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2016	2015	2014	2013	2012[1]
Net asset value, beginning of period	$49.11	$45.03	$39.59	$32.86	$32.91
Net investment loss	(0.10)[2]	(0.16)	(0.15)	(0.06)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	(0.96)	6.31	6.97	6.80	0.00 [3]

Total from investment operations	(1.06)	6.15	6.82	6.74	(0.05)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	(2.55)	(2.07)	(1.38)	0.00	0.00

Total distributions to shareholders	(2.55)	(2.07)	(1.38)	(0.01)	0.00
Net asset value, end of period	$45.50	$49.11	$45.03	$39.59	$32.86
Total return[4]	(2.08)%	14.05%	17.42%	20.53%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.45%	1.47%	1.47%	1.47%
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Net investment loss	(0.23)%	(0.28)%	(0.41)%	(0.16)%	(0.95)%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%	46%
Net assets, end of period (000s omitted)	$8,218	$12,086	$12,295	$8,149	$5,065

[1]	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2016	2015	2014	2013[1]
Net asset value, beginning of period	$50.23	$45.76	$40.05	$34.26
Net investment income	0.13	0.07	0.08	0.09
Net realized and unrealized gains (losses) on investments	(0.95)	6.47	7.11	5.81

Total from investment operations	(0.82)	6.54	7.19	5.90
Distributions to shareholders from
Net investment income	(0.17)	0.00	(0.10)	(0.11)
Net realized gains	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.72)	(2.07)	(1.48)	(0.11)
Net asset value, end of period	$46.69	$50.23	$45.76	$40.05
Total return[2]	(1.54)%	14.69%	18.07%	17.37%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.89%	0.87%
Net expenses	0.78%	0.75%	0.75%	0.75%
Net investment income	0.27%	0.17%	0.17%	0.39%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$8,400	$7,205	$2,129	$12

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$50.34	$45.82	$40.11	$34.26
Net investment income	0.22	0.07 [2]	0.12	0.15
Net realized and unrealized gains (losses) on investments	(0.97)	6.56	7.11	5.82

Total from investment operations	(0.75)	6.63	7.23	5.97
Distributions to shareholders from
Net investment income	(0.22)	(0.04)	(0.14)	(0.12)
Net realized gains	(2.55)	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.77)	(2.11)	(1.52)	(0.12)
Net asset value, end of period	$46.82	$50.34	$45.82	$40.11
Total return[3]	(1.39)%	14.88%	18.25%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.72%	0.74%	0.75%
Net expenses	0.64%	0.60%	0.60%	0.60%
Net investment income	0.39%	0.13%	0.29%	0.26%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%
Net assets, end of period (000s omitted)	$225,805	$117,741	$5,942	$2,278

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Cap Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$49.84	$45.50	$39.86	$33.02	$31.67
Net investment income (loss)	0.05	0.05	(0.01)	0.09 [1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	(0.94)	6.36	7.04	6.83	1.41

Total from investment operations	(0.89)	6.41	7.03	6.92	1.35
Distributions to shareholders from
Net investment income	(0.08)	0.00	(0.01)	(0.08)	0.00
Net realized gains	(2.55)	(2.07)	(1.38)	0.00	0.00

Total distributions to shareholders	(2.63)	(2.07)	(1.39)	(0.08)	0.00
Net asset value, end of period	$46.32	$49.84	$45.50	$39.86	$33.02
Total return	(1.71)%	14.48%	17.84%	21.00%	4.26%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.05%	1.06%	1.07%	1.08%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	0.12%	0.10%	(0.02)%	0.24%	(0.17)%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%	46%
Net assets, end of period (000s omitted)	$237,577	$262,535	$245,364	$208,053	$75,099

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$50.30	$45.80	$40.11	$33.16	$31.73
Net investment income (loss)	0.17 [1]	0.19 [1]	0.11	0.20	(0.08)[1]
Net realized and unrealized gains (losses) on investments	(0.96)	6.41	7.09	6.86	1.51

Total from investment operations	(0.79)	6.60	7.20	7.06	1.43
Distributions to shareholders from
Net investment income	(0.22)	(0.03)	(0.13)	(0.11)	0.00
Net realized gains	(2.55)	(2.07)	(1.38)	0.00	0.00

Total distributions to shareholders	(2.77)	(2.10)	(1.51)	(0.11)	0.00
Net asset value, end of period	$46.74	$50.30	$45.80	$40.11	$33.16
Total return	(1.49)%	14.82%	18.16%	21.34%	4.47%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.78%	0.79%	0.79%	0.80%
Net expenses	0.71%	0.65%	0.65%	0.69%	0.75%
Net investment income (loss)	0.37%	0.40%	0.28%	0.53%	(0.25)%
Supplemental data
Portfolio turnover rate	31%	26%	35%	57%	46%
Net assets, end of period (000s omitted)	$316,310	$534,975	$596,006	$508,853	$601,684

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

26	Wells Fargo Large Cap Growth Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(85,434)	$85,434

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$359,084,834	$0	$0	$359,084,834
Consumer staples	92,408,595	0	0	92,408,595
Energy	28,008,466	0	0	28,008,466
Financials	2,766,403	0	0	2,766,403
Health care	196,786,414	0	0	196,786,414
Industrials	101,049,691	0	0	101,049,691
Information technology	544,878,480	0	0	544,878,480
Materials	48,238,200	0	0	48,238,200

Short-term investments
Investment companies	16,831,628	0	0	16,831,628
Investments measured at net asset value*				39,207,100
Total assets	$1,390,052,711	$0	$0	$1,429,259,811

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $39,207,100 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.

28	Wells Fargo Large Cap Growth Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2015, the Fund’s expenses were capped at 0.75% for Class R4 shares, 0.60% for Class R6 shares, and 0.65% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2016, Funds Distributor received $13,126 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $451,530,718 and $654,534,625, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo Large Cap Growth Fund	29

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$3,172,894	$6,459,928
Long-term capital gain	80,996,796	63,526,659

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$34,669,485	$515,380,345

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Large Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Large Cap Growth Fund (formerly known as Wells Fargo Advantage Large Cap Growth Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Large Cap Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $80,996,796 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $3,172,894 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Large Cap Growth Fund	35

The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review except the five and ten-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance and of recent outperformance relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

36	Wells Fargo Large Cap Growth Fund	Other information (unaudited)

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Large Cap Growth Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245326 09-16 A209/AR209 07-16

Annual Report

July 31, 2016

Wells Fargo Large Company Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Large Company Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Company Value Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Large Company Value Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Large Company Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Large Company Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Phocas Financial Corporation

Portfolio managers

Stephen L. Block, CFA®

William F.K. Schaff, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WLCAX)	3-31-2008	(6.66)	8.42	4.57	(0.98)	9.71	5.20	1.23	1.10
Class C (WFLVX)	3-31-2008	(2.68)	8.90	4.45	(1.68)	8.90	4.45	1.98	1.85
Administrator Class (WWIDX)	12-31-2001	–	–	–	(0.79)	9.97	5.50	1.15	0.98
Institutional Class (WLCIX)	3-31-2008	–	–	–	(0.54)	10.22	5.68	0.90	0.75
Russell 1000® Value Index[4]	–	–	–	–	5.38	12.75	6.18	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Company Value Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of the former Investor Class shares). If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to March 21, 2008 does not reflect the Fund’s current investment objective and strategies.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Large Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2016.

■	The Fund’s underperformance was primarily due to weak relative performance in the energy, health care, and information technology (IT) sectors. The energy sector was weighed down by weak performance from companies that are highly exposed to the price of oil and gas. Allergan, Incorporated; HCA Holdings, Incorporated; and Cigna Corporation were underperformers in the health care sector while fears of a slowdown from Apple Incorporated and the auto sector weighed on performance from Skyworks Solutions, Incorporated, and NXP Semiconductors N.V. in the IT sector.

■	Holdings in the financials sector aided relative results. The Fund especially benefited from its holdings of real estate investment trusts (REITs), which found favor from yield-seeking investors.

Unfavorable stock selection was primarily responsible for the Fund’s underperformance.

In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing. We therefore do not attempt to overweight or underweight economic sectors relative to the benchmark. Instead, we focus on owning securities across all sectors that we believe are fundamentally undervalued. The Fund’s performance is generally driven by stock selection rather than sector allocation, and this reporting period was no exception.

In the health care sector, Allergan plc was a notably weak performer. This pharmaceutical company did quite well specializing in eye care, the central nervous system, and dermatology, and it was in the process of selling its generic drug business. Unfortunately, investors likened it to another quite troubled specialty pharmaceutical company—unfairly, in our view—and Allergan’s stock suffered. In the consumer discretionary sector, Norwegian Cruise Line Holdings Limited continued to post record company results. However, investors weren’t in the mood to buy a stock with exposure to such travel-related fears as the Zika virus and terrorism in Europe, as well as to such headwinds as rising fuel prices and a strong U.S. dollar. Our research indicates that none of these issues significantly affected Norwegian Cruise Line’s business, but in the short-term perception can trump reality.

Among contributors, the Fund benefited from holding several REITs in the financials sector. Historically, REITs have been higher-yielding stocks and benefited from investor interest in dividend-paying stocks against a backdrop of low interest rates. Alexandra Real Estate Equities, Incorporated, was a notable REIT contributor. Alexandra Real Estate’s business of providing medical office space to the biotechnology industry showed rapid growth and solid profitability. In the health care sector, Baxalta Incorporated was a strong performer during the one-year period. It was spun out of Baxter International Incorporated in June 2015 only to be acquired by Shire plc in May 2016.

By design, the Fund’s exposure to the various economic sectors were mostly in line with the benchmark. The Fund had a lower allocation to utilities due to the lofty valuations in that sector, while the Fund’s allocation to consumer discretionary was somewhat larger than the benchmark.

Ten largest holdings (%) as of July 31, 2016[6]
Exxon Mobil Corporation	3.13
Alexandria Real Estate Equities Incorporated	2.59
JPMorgan Chase & Company	2.51
CVS Health Corporation	2.49
NCR Corporation	1.98
Pfizer Incorporated	1.95
American International Group Incorporated	1.92
Great Plains Energy Incorporated	1.85
Bank of America Corporation	1.74
Stanley Black & Decker Incorporated	1.73

We continued to find attractive opportunities throughout the reporting period.

The Fund’s fiscal year started off with a bang as fears of a slowing Chinese economy and of higher interest rates spooked investors, starting off a precipitous decline for the equity markets in August 2015. Such situations have been occurring more frequently and often suit our investment strategy well—we buy companies with solid business prospects that trade at significant discounts to their peers. The sell-off afforded us the opportunity to buy companies like waste hauler Progressive Waste Solutions Limited (which was subsequently acquired by Waste Connections, Incorporated), industrial tools and security provider Stanley Black & Decker, Incorporated; industrial equipment maker Curtiss-Wright Corporation; and construction and industrial products provider HD Supply Holdings, Incorporated. We also had the opportunity to increase our exposure to certain financials stocks like Bank of America Corporation, Citigroup Incorporated, and CIT Group Incorporated. We believe these companies should benefit significantly from restructuring actions, and there is also the potential for higher interest rates to boost their profit margins.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Large Company Value Fund	9

Sector distribution as of July 31, 2016[7]

We remain committed to our investment strategy and process.

Over the next 6 to 12 months, we expect more slow growth around the globe. Britain’s decision to leave the European Union may have repercussions by the end of the Fund’s fiscal year, but this is expected to play out slowly and the effects are still unknown. Offsetting this factor is a recovering Europe, possibly foreshadowing better profits for multinationals with significant exposure to the region. China’s economy isn’t worsening but isn’t improving either, and the outlook for the country remains murky. The last few months of the fiscal year saw strong outperformance from traditionally defensive sectors, as well as from defensive and high-dividend-paying stocks.

Because the valuations on these stocks have gotten quite stretched, we don’t believe they will continue to outperform in the near future. Instead, we believe companies that offer good future business prospects but whose stocks are trading at steep discounts will begin to entice investors once again.

Please see footnotes on page 7.

10	Wells Fargo Large Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,126.12	$5.81	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Class C
Actual	$1,000.00	$1,121.66	$9.76	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.27	1.85%
Administrator Class
Actual	$1,000.00	$1,126.22	$5.18	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92	0.98%
Institutional Class
Actual	$1,000.00	$1,127.98	$3.97	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Large Company Value Fund	11

Security name	Shares	Value

Common Stocks: 97.22%

Consumer Discretionary: 7.53%

Hotels, Restaurants & Leisure: 1.30%
Norwegian Cruise Line Holdings Limited †	78,429	$3,341,075

Household Durables: 1.18%
Harman International Industries Incorporated	36,627	3,026,855

Leisure Products: 1.28%
Mattel Incorporated	98,217	3,278,483

Media: 1.20%
Scripps Networks Interactive Incorporated Class A	46,387	3,064,325

Specialty Retail: 1.61%
Signet Jewelers Limited	25,839	2,271,506
Williams-Sonoma Incorporated	34,189	1,848,941

		4,120,447

Textiles, Apparel & Luxury Goods: 0.96%
Skechers U.S.A. Incorporated Class A †	102,072	2,451,769

Consumer Staples: 7.90%

Beverages: 0.91%
Coca-Cola European Partners plc	62,588	2,336,410

Food & Staples Retailing: 2.49%
CVS Health Corporation	68,885	6,387,017

Food Products: 2.20%
ConAgra Foods Incorporated	54,538	2,550,197
TreeHouse Foods Incorporated †	29,847	3,079,912

		5,630,109

Household Products: 1.29%
The Procter & Gamble Company	38,469	3,292,562

Personal Products: 1.01%
Herbalife Limited «†	38,079	2,589,753

Energy: 11.60%

Energy Equipment & Services: 1.24%
Baker Hughes Incorporated	42,092	2,013,260
Noble Corporation plc «	157,667	1,163,582

		3,176,842

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Company Value Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 10.36%
Chevron Corporation	35,502	$3,638,245
ConocoPhillips	88,758	3,623,102
Exxon Mobil Corporation	90,002	8,005,678
Kinder Morgan Incorporated	211,292	4,295,566
Noble Energy Incorporated	110,426	3,944,417
Valero Energy Corporation	57,930	3,028,580

		26,535,588

Financials: 26.39%

Banks: 10.32%
Bank of America Corporation	307,122	4,450,198
BOK Financial Corporation «	61,918	4,038,911
CIT Group Incorporated	59,130	2,043,533
Citigroup Incorporated	97,377	4,266,086
First Republic Bank	37,062	2,656,234
FNB Corporation PA	213,213	2,547,895
JPMorgan Chase & Company	100,385	6,421,628

		26,424,485

Capital Markets: 3.20%
Affiliated Managers Group Incorporated †	16,312	2,394,275
Ameriprise Financial Incorporated	26,790	2,567,554
Goldman Sachs Group Incorporated	20,387	3,237,659

		8,199,488

Insurance: 6.91%
American International Group Incorporated	90,286	4,915,170
Arthur J. Gallagher & Company	66,402	3,266,314
Chubb Limited	22,279	2,790,668
Endurance Specialty Holdings Limited	35,710	2,415,067
MetLife Incorporated	100,814	4,308,790

		17,696,009

REITs: 5.96%
Alexandria Real Estate Equities Incorporated	59,003	6,626,037
Prologis Incorporated	57,028	3,107,456
VEREIT Incorporated	308,932	3,416,788
Vornado Realty Trust	19,720	2,117,928

		15,268,209

Health Care: 10.76%

Biotechnology: 0.85%
AbbVie Incorporated	32,851	2,175,722

Health Care Providers & Services: 1.75%
Cigna Corporation	17,476	2,253,705
HCA Holdings Incorporated †	28,786	2,220,264

		4,473,969

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Large Company Value Fund	13

Security name	Shares	Value

Pharmaceuticals: 8.16%
Allergan plc †	13,794	$3,489,192
Johnson & Johnson	24,005	3,006,146
Mallinckrodt plc †	49,385	3,325,586
Merck & Company Incorporated	52,041	3,052,725
Pfizer Incorporated	135,575	5,001,362
Shire plc ADR	15,585	3,025,360

		20,900,371

Industrials: 10.83%

Aerospace & Defense: 2.25%
Curtiss-Wright Corporation	36,617	3,258,547
Raytheon Company	17,973	2,507,773

		5,766,320

Airlines: 0.57%
United Continental Holdings Incorporated †	30,974	1,452,371

Electrical Equipment: 0.92%
Eaton Corporation plc	37,299	2,365,130

Industrial Conglomerates: 1.65%
General Electric Company	135,741	4,226,975

Machinery: 1.73%
Stanley Black & Decker Incorporated	36,477	4,439,251

Professional Services: 0.86%
Robert Half International Incorporated	59,978	2,191,596

Road & Rail: 1.67%
Hertz Global Holdings Incorporated †	32,480	1,581,126
Norfolk Southern Corporation	30,051	2,697,979

		4,279,105

Trading Companies & Distributors: 1.18%
HD Supply Holdings Incorporated †	72,973	2,640,893
Herc Holdings Incorporated	10,826	382,699

		3,023,592

Information Technology: 10.15%

Electronic Equipment, Instruments & Components: 1.88%
Synnex Corporation	25,414	2,554,869
TE Connectivity Limited	37,335	2,250,554

		4,805,423

Internet Software & Services: 1.42%
Alphabet Incorporated Class C †	4,727	3,634,070

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Large Company Value Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

IT Services: 1.03%
Alliance Data Systems Corporation †	11,423	$2,645,795

Semiconductors & Semiconductor Equipment: 2.35%
NXP Semiconductors NV †	45,771	3,848,883
Skyworks Solutions Incorporated	32,975	2,177,010

		6,025,893

Software: 0.59%
Citrix Systems Incorporated †	16,785	1,496,047

Technology Hardware, Storage & Peripherals: 2.88%
Apple Incorporated	22,163	2,309,606
NCR Corporation †	153,872	5,073,160

		7,382,766

Materials: 3.35%

Chemicals: 1.86%
Cabot Corporation	37,503	1,826,021
FMC Corporation	61,891	2,942,298

		4,768,319

Containers & Packaging: 1.49%
Crown Holdings Incorporated †	53,806	2,850,104
WestRock Company	22,407	961,484

		3,811,588

Telecommunication Services: 2.41%

Diversified Telecommunication Services: 2.41%
AT&T Incorporated	71,214	3,082,854
Verizon Communications Incorporated	55,538	3,077,361

		6,160,215

Utilities: 6.30%

Electric Utilities: 5.14%
Duke Energy Corporation	47,730	4,085,211
Great Plains Energy Incorporated	158,712	4,726,443
The Southern Company	81,273	4,348,106

		13,159,760

Gas Utilities: 1.16%
Atmos Energy Corporation	37,368	2,981,593

Total Common Stocks (Cost $200,998,030)		248,985,297

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Large Company Value Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 4.47%

Investment Companies: 4.47%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.50%	6,621,300	$6,621,300
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	4,823,016	4,823,016

Total Short-Term Investments (Cost $11,444,316)			11,444,316

Total investments in securities (Cost $212,442,346) *	101.69%	260,429,613
Other assets and liabilities, net	(1.69)	(4,325,611)

Total net assets	100.00%	$256,104,002

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $216,401,943 and unrealized gains (losses) consists of:

Gross unrealized gains	$53,301,012
Gross unrealized losses	(9,273,342)

Net unrealized gains	$44,027,670

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Large Company Value Fund	Statement of assets and liabilities—July 31, 2016

Assets
Investments
In unaffiliated securities (including $6,429,729 of securities loaned), at value (cost $200,998,030)	$248,985,297
In affiliated securities, at value (cost $11,444,316)	11,444,316

Total investments, at value (cost $212,442,346)	260,429,613
Receivable for investments sold	6,162,497
Receivable for Fund shares sold	9,024
Receivable for dividends	344,137
Receivable for securities lending income	1,845
Prepaid expenses and other assets	49,026

Total assets	266,996,142

Liabilities
Payable for investments purchased	3,845,974
Payable for Fund shares redeemed	140,210
Payable upon receipt of securities loaned	6,621,300
Management fee payable	118,772
Distribution fee payable	2,380
Administration fees payable	42,954
Accrued expenses and other liabilities	120,550

Total liabilities	10,892,140

Total net assets	$256,104,002

NET ASSETS CONSIST OF
Paid-in capital	$215,526,392
Overdistributed net investment income	(11,855)
Accumulated net realized losses on investments	(7,397,802)
Net unrealized gains on investments	47,987,267

Total net assets	$256,104,002

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$218,922,210
Shares outstanding – Class A1	15,017,498
Net asset value per share – Class A	$14.58
Maximum offering price per share – Class A2	$15.47
Net assets – Class C	$3,674,172
Shares outstanding – Class C1	246,667
Net asset value per share – Class C	$14.90
Net assets – Administrator Class	$24,164,288
Shares outstanding – Administrator Class[1]	1,646,555
Net asset value per share – Administrator Class	$14.68
Net assets – Institutional Class	$9,343,332
Shares outstanding – Institutional Class[1]	637,399
Net asset value per share – Institutional Class	$14.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2016	Wells Fargo Large Company Value Fund	17

Investment income
Dividends (net of foreign withholding taxes of $2,998)	$5,673,508
Securities lending income, net	117,985
Income from affiliated securities	15,781

Total investment income	5,807,274

Expenses
Management fee	1,779,099
Administration fees
Class A	395,497
Class C	8,008
Administrator Class	32,922
Institutional Class	7,981
Investor Class	97,752 [1]
Shareholder servicing fees
Class A	470,284
Class C	9,533
Administrator Class	63,312
Investor Class	76,122 [1]
Distribution fee
Class C	28,600
Custody and accounting fees	21,561
Professional fees	40,298
Registration fees	65,564
Shareholder report expenses	49,173
Trustees’ fees and expenses	24,075
Other fees and expenses	11,502

Total expenses	3,181,283
Less: Fee waivers and/or expense reimbursements	(403,003)

Net expenses	2,778,280

Net investment income	3,028,994

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(969,698)
Net change in unrealized gains (losses) on investments	(5,958,734)

Net realized and unrealized gains (losses) on investments	(6,928,432)

Net decrease in net assets resulting from operations	$(3,899,438)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Large Company Value Fund	Statement of changes in net assets

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment income		$3,028,994		$2,249,903
Net realized gains (losses) on investments		(969,698)		31,510,363
Net change in unrealized gains (losses) on investments		(5,958,734)		(16,922,395)

Net increase (decrease) in net assets resulting from operations		(3,899,438)		16,837,871

Distributions to shareholders from
Net investment income
Class A		(2,264,793)		(879,902)
Class C		(13,093)		(2,940)
Administrator Class		(337,098)		(376,690)
Institutional Class		(111,852)		(21,092)
Investor Class		(248,226)[1]		(1,017,744)
Net realized gains
Class A		(16,632,476)		(9,704,404)
Class C		(275,850)		(389,854)
Administrator Class		(1,889,643)		(3,048,826)
Institutional Class		(642,971)		(160,301)
Investor Class		0 [1]		(12,477,097)

Total distributions to shareholders		(22,416,002)		(28,078,850)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,907,108	138,160,256	123,205	2,013,071
Class C	31,550	457,515	38,787	642,242
Administrator Class	71,607	1,041,380	119,049	1,984,735
Institutional Class	547,916	8,310,962	70,995	1,223,711
Investor Class	32,361 [1]	501,302 [1]	320,863	5,443,693

		148,471,415		11,307,452

Reinvestment of distributions
Class A	1,321,571	18,357,171	651,156	10,256,986
Class C	18,165	257,417	21,352	341,919
Administrator Class	143,421	2,009,265	197,644	3,137,103
Institutional Class	50,313	702,990	6,036	95,717
Investor Class	15,819 [1]	239,184 [1]	800,321	12,965,138

		21,566,027		26,796,863

Payment for shares redeemed
Class A	(1,699,975)	(24,158,609)	(1,205,076)	(20,028,888)
Class C	(76,521)	(1,132,943)	(58,702)	(985,449)
Administrator Class	(431,324)	(6,314,039)	(580,514)	(9,574,977)
Institutional Class	(52,523)	(756,449)	(36,394)	(597,478)
Investor Class	(8,624,994)[1]	(137,936,039)[1]	(1,044,020)	(17,642,122)

		(170,298,079)		(48,828,914)

Net decrease in net assets resulting from capital share transactions		(260,637)		(10,724,599)

Total decrease in net assets		(26,576,077)		(21,965,578)

Net assets
Beginning of period		282,680,079		304,645,657

End of period		$256,104,002		$282,680,079

Undistributed (overdistributed) net investment income		$(11,855)		$101,225

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.10	$16.82	$16.39	$12.96	$12.61
Net investment income	0.17	0.13 [1]	0.10	0.14	0.17
Net realized and unrealized gains (losses) on investments	(0.41)	0.78	2.04	3.48	0.35

Total from investment operations	(0.24)	0.91	2.14	3.62	0.52
Distributions to shareholders from
Net investment income	(0.16)	(0.13)	(0.09)	(0.19)	(0.17)
Net realized gains	(1.12)	(1.50)	(1.62)	0.00	0.00

Total distributions to shareholders	(1.28)	(1.63)	(1.71)	(0.19)	(0.17)
Net asset value, end of period	$14.58	$16.10	$16.82	$16.39	$12.96
Total return[2]	(0.98)%	5.72%	13.68%	28.16%	4.21%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.27%	1.28%	1.28%	1.27%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.19%	0.76%	0.61%	1.00%	1.29%
Supplemental data
Portfolio turnover rate	50%	71%	59%	78%	37%
Net assets, end of period (000s omitted)	$218,922	$104,453	$116,398	$115,895	$103,195

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.41	$17.12	$16.70	$13.21	$12.81
Net investment income (loss)	0.06	0.00 [1]	(0.02)	0.04	0.09
Net realized and unrealized gains (losses) on investments	(0.40)	0.80	2.07	3.54	0.36

Total from investment operations	(0.34)	0.80	2.05	3.58	0.45
Distributions to shareholders from
Net investment income	(0.05)	(0.01)	(0.01)	(0.09)	(0.05)
Net realized gains	(1.12)	(1.50)	(1.62)	0.00	0.00

Total distributions to shareholders	(1.17)	(1.51)	(1.63)	(0.09)	(0.05)
Net asset value, end of period	$14.90	$16.41	$17.12	$16.70	$13.21
Total return[2]	(1.68)%	4.92%	12.83%	27.17%	3.49%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.02%	2.03%	2.03%	2.02%
Net expenses	1.85%	1.85%	1.85%	1.85%	1.85%
Net investment income (loss)	0.44%	0.01%	(0.14)%	0.25%	0.54%
Supplemental data
Portfolio turnover rate	50%	71%	59%	78%	37%
Net assets, end of period (000s omitted)	$3,674	$4,488	$4,659	$4,543	$4,022

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.20	$16.93	$16.47	$13.02	$12.68
Net investment income	0.20	0.17	0.15	0.21	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.41)	0.78	2.05	3.46	0.36

Total from investment operations	(0.21)	0.95	2.20	3.67	0.55
Distributions to shareholders from
Net investment income	(0.19)	(0.18)	(0.12)	(0.22)	(0.21)
Net realized gains	(1.12)	(1.50)	(1.62)	0.00	0.00

Total distributions to shareholders	(1.31)	(1.68)	(1.74)	(0.22)	(0.21)
Net asset value, end of period	$14.68	$16.20	$16.93	$16.47	$13.02
Total return	(0.79)%	5.95%	13.94%	28.52%	4.47%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.12%	1.12%	1.10%	1.11%
Net expenses	0.93%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.35%	1.01%	0.86%	1.28%	1.54%
Supplemental data
Portfolio turnover rate	50%	71%	59%	78%	37%
Net assets, end of period (000s omitted)	$24,164	$30,177	$36,002	$38,798	$176,623

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.17	$16.91	$16.44	$13.00	$12.68
Net investment income	0.21 [1]	0.20 [1]	0.18 [1]	0.26 [1]	0.22
Net realized and unrealized gains (losses) on investments	(0.38)	0.78	2.05	3.45	0.35

Total from investment operations	(0.17)	0.98	2.23	3.71	0.57
Distributions to shareholders from
Net investment income	(0.22)	(0.22)	(0.14)	(0.27)	(0.25)
Net realized gains	(1.12)	(1.50)	(1.62)	0.00	0.00

Total distributions to shareholders	(1.34)	(1.72)	(1.76)	(0.27)	(0.25)
Net asset value, end of period	$14.66	$16.17	$16.91	$16.44	$13.00
Total return	(0.54)%	6.14%	14.16%	28.93%	4.67%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.85%	0.85%	0.84%	0.85%
Net expenses	0.74%	0.65%	0.65%	0.65%	0.66%
Net investment income	1.52%	1.23%	1.10%	1.83%	1.80%
Supplemental data
Portfolio turnover rate	50%	71%	59%	78%	37%
Net assets, end of period (000s omitted)	$9,343	$1,483	$863	$3,299	$15,924

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Large Company Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Large Company Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, dividends from certain securities, and expiration of capital loss carryforwards. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(1,040,715)	$(167,012)	$1,207,727

As of July 31, 2016, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:

Deferred post-October capital losses		Late-year ordinary losses deferred
Short-term	Long-term
$(2,154,994)	$(1,283,211)	$(361)

Notes to financial statements	Wells Fargo Large Company Value Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$19,282,954	$0	$0	$19,282,954
Consumer staples	20,235,851	0	0	20,235,851
Energy	29,712,430	0	0	29,712,430
Financials	67,588,191	0	0	67,588,191
Health care	27,550,062	0	0	27,550,062
Industrials	27,744,340	0	0	27,744,340
Information technology	25,989,994	0	0	25,989,994
Materials	8,579,907	0	0	8,579,907
Telecommunication services	6,160,215	0	0	6,160,215
Utilities	16,141,353	0	0	16,141,353

Short-term investments
Investment companies	4,823,016	0	0	4,823,016
Investments measured at net asset value*				6,621,300
Total assets	$253,808,313	$0	$0	$260,429,613

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $6,621,300 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Large Company Value Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Phocas Financial Corporation is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.29% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.10% for Class A shares, 1.85% for Class C shares, 0.98% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to October 23, 2015, the Fund’s expenses were capped at 0.85% for Administrator Class shares and 0.65% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2016, Funds Distributor received $1,491 from the sale of Class A shares and $24 in contingent deferred sales charges from redemptions of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Large Company Value Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $126,376,586 and $142,755,540, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$2,975,062	$2,298,368
Long-term capital gain	19,440,940	25,780,482

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$44,027,670	$(361)	$(3,438,205)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Large Company Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Large Company Value Fund (formerly known as Wells Fargo Advantage Large Company Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Large Company Value Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

Other information (unaudited)	Wells Fargo Large Company Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $19,440,940 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $2,975,062 of income dividends paid during the fiscal year ended July 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Large Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Large Company Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Large Company Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Company Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Phocas Financial Corporation, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Large Company Value Fund	33

The Board noted that the performance of the Fund (Administrator Class) was higher than, equal to, or in range of of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Value Index, for all periods under review except the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance and of recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

34	Wells Fargo Large Company Value Fund	Other information (unaudited)

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Large Company Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245327 09-16 A210/AR210 07-16

Annual Report

July 31, 2016

Wells Fargo Omega Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Omega Growth Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing growth in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Omega Growth Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Omega Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Chris Warner, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKOAX)	4-29-1968	(8.64)	8.86	9.46	(3.07)	10.16	10.11	1.27	1.27
Class B (EKOBX)*	8-2-1993	(8.04)	9.06	9.54	(3.77)	9.34	9.54	2.02	2.02
Class C (EKOCX)	8-2-1993	(4.75)	9.34	9.30	(3.75)	9.34	9.30	2.02	2.02
Class R (EKORX)	10-10-2003	–	–	–	(3.30)	9.88	9.85	1.52	1.52
Administrator Class (EOMYX)	1-13-1997	–	–	–	(2.84)	10.42	10.39	1.19	1.10
Institutional Class (EKONX)	7-30-2010	–	–	–	(2.61)	10.70	10.55	0.94	0.85
Russell 3000® Growth Index[4]	–	–	–	–	3.57	13.39	9.41	–	–
*	Class B shares are closed to investment, except in connections with reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Omega Growth Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.55% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2016.

■	Stock selection in the information technology (IT) and industrials sectors detracted from performance.

■	Stock selection within the consumer discretionary and health care sectors benefited performance.

Over the 12-month period, an elevated level of uncertainty was visible in the U.S. stock market as global economic data and geopolitical events led many investors to reexamine their tolerance for risk; as a result, U.S. stocks at times traded more on emotion and fear than on company-specific fundamentals. In this environment, investors generally tended to prefer yield and defensive stocks, often referred to as bond proxies. These market dynamics were more pronounced in international markets, where economic activity generally was more tepid and geopolitical events caused greater uncertainty.

Ten largest holdings (%) as of July 31, 2016[6]
Amazon.com Incorporated	4.39
Facebook Incorporated Class A	3.78
Alphabet Incorporated Class A	3.31
Visa Incorporated Class A	3.18
The Home Depot Incorporated	3.16
Bristol-Myers Squibb Company	2.78
UnitedHealth Group Incorporated	2.55
Apple Incorporated	2.48
Alphabet Incorporated Class C	2.46
KAR Auction Services Incorporated	2.07

The Fund’s IT and industrials holdings weighed on performance relative to the Russell 3000® Growth Index.

Within the IT sector, stock selection within the semiconductor and semiconductor-equipment industry detracted from returns. Also, a combination of company-specific issues and concerns over corporate IT spending pressured Fund holdings in the software industry. Tableau Software, Incorporated, which develops data-visualization software, reported disappointing results driven by an unexpected decline in licensing revenue. As a result, Tableau’s shares declined sharply. After reevaluating our investment thesis, we exited the position in favor of other opportunities in which we had higher conviction.

Among the Fund’s industrials holdings, Old Dominion Freight Line, Incorporated, detracted from performance. Old Dominion, which operates as a less-than-truckload (LTL) transportation network in North America, provides regional and national LTL services, including ground and air-expedited transportation as well as consumer-household pickup and delivery. Our thesis for adding Old Dominion to the Fund’s portfolio was centered on the company’s better ability to grow market share as compared with a fragmented network of competitors. We believed Old Dominion could experience superior growth through its investments in expanding its network, both organically and via acquisition, and in improving its IT capabilities. While the company succeeded in this strategy, outpacing the overall industry’s tonnage growth in the past few years, Old Dominion’s growth rate recently decelerated as the benefits from these initiatives began to plateau. With limited visibility into whether growth would reaccelerate in the future, we sold the position from the Fund.

Sector distribution as of July 31, 2016[7]

Stock selection in the consumer discretionary and health care sectors aided Fund performance.

Within consumer discretionary, Vail Resorts, Incorporated, contributed to Fund performance. Vail—an operator of world-class resorts and ski areas globally, with prominent properties in the Western U.S.—has been enjoying the benefits of an expanding portfolio of properties and a sophisticated marketing system/loyalty program to encourage repeat visits. The company posted impressive results driven by increased attendance at its properties coupled with increasing pricing metrics per customer visit. Vail also showed healthy progress on its acquisition of the Park City Mountain Resort in Utah. We believe that under Vail’s management, Park City could drive significant future growth.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Omega Growth Fund	9

Within the health care sector, positioning in the innovative medical-equipment industry drove strong results. DexCom, Incorporated, a leader in continuous glucose monitoring, added to returns as the company continued to address a large, unmet medical need. DexCom helps certain diabetes patients manage their blood glucose levels and minimize hypoglycemic events, and demand for the company’s products has been heavy. DexCom also is seeking to gain FDA approval of a new product that could meaningfully increase its potential customer base. These factors combined to help send shares up sharply over the reporting period.

Recent market dynamics support our confidence in the Fund’s positioning.

The world presently faces a range of complex and substantial issues. As a result, investors often become preoccupied with worries about the global economic and geopolitical outlooks. Because we share many of these concerns, we have taken a cautious approach within the Fund. We have intentionally shifted toward higher-quality companies with stable cash flows; this positioning reflects the impact that macro factors could have on individual holdings. We acknowledge the importance of risk management in an era of uncertainty.

That being said, however, our process will remain focused on the micro. While valuations of the Fund’s holdings can fluctuate, the fundamentals of these companies, in our view, are underpinned by innovation and strong managements as well as by potentially profitable business models and durable growth. We believe these businesses may be relatively immune to economic uncertainty and therefore could be able to command a scarcity premium. These companies also tend to have visible, durable earnings growth, which indicates their stock prices ultimately could follow the same trajectory. We have been encouraged by recent market activity, which has shown signs of this condition playing out.

Scarcity is a key dimension in our view of the investing landscape. We believe the root cause of many of the world’s problems is a lack of healthy economic growth; however, the scarcity premium for secular earnings growth has yet to meaningfully unfold. We believe this time lag creates an attractive opportunity, as many of the Fund’s positions have underperformed relative to their actual earnings-growth rates; if investors are like thirsty desert travelers, the Fund’s fundamentally strong holdings could be viewed as an oasis on the horizon.

We believe the U.S. economy is on stable footing with attractive growth relative to much of the world. However, we remain mindful of the duration of economic cycles and the ongoing challenge for the U.S. economy to find a higher altitude. Therefore, we maintain a healthy allocation to high-quality core holdings and remain underweight stocks with high economic sensitivity. While consumer spending has not been overly robust, strength has continued in areas such as value retailing, ecommerce, leisure, and housing. These consumer themes, along with innovation in high-growth IT and health care, are well represented in the Fund.

Government spending appears poised to expand in areas such as infrastructure and defense. Although corporations remain cautious on capital spending, the severe headwinds of a strong U.S. dollar and low oil prices appear to be easing and could provide for better-than-expected earnings growth. Overall, we believe the U.S. stock market likely will be supported by a slowly improving economy, giving growth stocks a potential opportunity to stand out from the crowd.

Please see footnotes on page 7.

10	Wells Fargo Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,113.05	$6.78	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.47	1.29%
Class B
Actual	$1,000.00	$1,108.95	$10.69	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.21	2.04%
Class C
Actual	$1,000.00	$1,108.92	$10.69	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.22	2.04%
Class R
Actual	$1,000.00	$1,111.59	$8.06	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.23	$7.70	1.54%
Administrator Class
Actual	$1,000.00	$1,114.23	$5.78	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%
Institutional Class
Actual	$1,000.00	$1,115.50	$4.47	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Omega Growth Fund	11

Security name	Shares	Value

Common Stocks: 100.16%

Consumer Discretionary: 21.90%

Diversified Consumer Services: 1.17%
ServiceMaster Global Holdings Incorporated †	240,612	$9,102,352

Hotels, Restaurants & Leisure: 6.66%
Six Flags Entertainment Corporation	170,200	9,597,578
Starbucks Corporation	264,300	15,342,615
Vail Resorts Incorporated	87,102	12,461,683
Yum! Brands Incorporated	159,600	14,271,432

		51,673,308

Internet & Catalog Retail: 4.39%
Amazon.com Incorporated †	44,900	34,070,569

Media: 2.69%
Charter Communications Incorporated Class A †	46,300	10,874,481
Cinemark Holdings Incorporated	265,495	9,982,612

		20,857,093

Multiline Retail: 1.51%
Dollar General Corporation	123,740	11,723,128

Specialty Retail: 4.46%
O’Reilly Automotive Incorporated †	34,700	10,084,861
The Home Depot Incorporated	177,500	24,537,600

		34,622,461

Textiles, Apparel & Luxury Goods: 1.02%
Coach Incorporated	184,500	7,953,795

Consumer Staples: 8.06%

Beverages: 6.08%
Constellation Brands Incorporated Class A	96,900	15,952,647
Dr Pepper Snapple Group Incorporated	158,400	15,603,984
Monster Beverage Corporation †	97,300	15,629,299

		47,185,930

Tobacco: 1.98%
Reynolds American Incorporated	307,500	15,393,450

Financials: 6.13%

Capital Markets: 2.01%
Raymond James Financial Incorporated	151,502	8,317,460
SEI Investments Company	161,200	7,254,000

		15,571,460

Diversified Financial Services: 3.04%
Intercontinental Exchange Incorporated	46,400	12,258,880

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Omega Growth Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Diversified Financial Services (continued)
S&P Global Incorporated	92,800	$11,340,160

		23,599,040

Real Estate Management & Development: 1.08%
CBRE Group Incorporated Class A †	294,000	8,364,300

Health Care: 18.12%

Biotechnology: 2.52%
Alexion Pharmaceuticals Incorporated †	43,300	5,568,380
Biogen Incorporated †	28,600	8,291,998
Celgene Corporation †	50,575	5,674,009

		19,534,387

Health Care Equipment & Supplies: 5.39%
Baxter International Incorporated	187,700	9,013,354
Boston Scientific Corporation †	411,300	9,986,364
DexCom Incorporated †	122,100	11,261,283
Intuitive Surgical Incorporated †	16,600	11,549,616

		41,810,617

Health Care Providers & Services: 4.40%
Amedisys Incorporated †	148,600	7,957,530
Surgical Care Affiliates Incorporated †	122,940	6,394,109
UnitedHealth Group Incorporated	138,400	19,818,880

		34,170,519

Health Care Technology: 1.03%
Veeva Systems Incorporated Class A †	210,411	7,993,514

Pharmaceuticals: 4.78%
Bristol-Myers Squibb Company	288,300	21,567,723
Eli Lilly & Company	66,200	5,487,318
Novo Nordisk A/S ADR	177,100	10,089,387

		37,144,428

Industrials: 11.09%

Aerospace & Defense: 1.18%
Orbital ATK Incorporated	105,000	9,147,600

Airlines: 0.71%
Delta Air Lines Incorporated	142,700	5,529,625

Commercial Services & Supplies: 2.07%
KAR Auction Services Incorporated	376,348	16,096,404

Electrical Equipment: 1.05%
Acuity Brands Incorporated	31,000	8,135,330

Industrial Conglomerates: 1.19%
Carlisle Companies Incorporated	89,200	9,213,468

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Omega Growth Fund	13

Security name	Shares	Value

Machinery: 0.24%
Proto Labs Incorporated †«	34,102	$1,876,974

Professional Services: 1.07%
Verisk Analytics Incorporated †	97,000	8,272,160

Road & Rail: 2.51%
J.B. Hunt Transport Services Incorporated	96,900	8,055,297
Kansas City Southern	118,900	11,427,479

		19,482,776

Trading Companies & Distributors: 1.07%
HD Supply Holdings Incorporated †	230,477	8,340,963

Information Technology: 31.91%

Communications Equipment: 1.36%
Harris Corporation	122,100	10,576,302

Internet Software & Services: 12.04%
Alphabet Incorporated Class A †	32,500	25,718,550
Alphabet Incorporated Class C †	24,885	19,131,339
CoStar Group Incorporated †	36,200	7,525,980
Facebook Incorporated Class A †	237,000	29,373,780
Tencent Holdings Limited ADR	482,200	11,669,240

		93,418,889

IT Services: 9.23%
Acxiom Corporation †	95,126	2,183,142
Alliance Data Systems Corporation †	20,300	4,701,886
Broadridge Financial Solutions Incorporated	150,169	10,163,438
EPAM Systems Incorporated †	158,741	11,149,968
PayPal Holdings Incorporated †	323,800	12,058,312
Visa Incorporated Class A	315,804	24,648,502
WEX Incorporated †	72,160	6,759,949

		71,665,197

Software: 6.80%
Adobe Systems Incorporated †	106,300	10,402,518
Salesforce.com Incorporated †	133,500	10,920,300
ServiceNow Incorporated †	152,300	11,410,316
Take-Two Interactive Software Incorporated †	308,300	12,387,494
Tyler Technologies Incorporated †	47,000	7,661,940

		52,782,568

Technology Hardware, Storage & Peripherals: 2.48%
Apple Incorporated	184,900	19,268,429

Materials: 2.95%

Chemicals: 1.64%
The Sherwin-Williams Company	42,300	12,678,579

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Omega Growth Fund	Portfolio of investments—July 31, 2016

Security name		Shares	Value

Construction Materials: 1.31%
Vulcan Materials Company		82,200	$10,191,155

Total Common Stocks (Cost $592,538,616)			777,446,770

	Yield
Short-Term Investments: 1.02%

Investment Companies: 1.02%
Securities Lending Cash Investments LLC (l)(r)(u)	0.50%	421,875	421,875
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	7,513,053	7,513,053

Total Short-Term Investments (Cost $7,934,928)			7,934,928

Total investments in securities (Cost $600,473,544) *	101.18%	785,381,698
Other assets and liabilities, net	(1.18)	(9,122,255)

Total net assets	100.00%	$776,259,443

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $601,770,245 and unrealized gains (losses) consists of:

Gross unrealized gains	$192,198,541
Gross unrealized losses	(8,587,088)

Net unrealized gains	$183,611,453

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2016	Wells Fargo Omega Growth Fund	15

Assets
Investments
In unaffiliated securities (including $412,800 of securities loaned), at value (cost $592,538,616)	$777,446,770
In affiliated securities, at value (cost $7,934,928)	7,934,928

Total investments, at value (cost $600,473,544)	785,381,698
Receivable for investments sold	12,652,981
Receivable for Fund shares sold	140,518
Receivable for dividends	190,633
Receivable for securities lending income	866
Prepaid expenses and other assets	48,199

Total assets	798,414,895

Liabilities
Payable for investments purchased	19,647,807
Payable for Fund shares redeemed	1,079,265
Payable upon receipt of securities loaned	421,875
Management fee payable	498,210
Distribution fees payable	51,051
Administration fees payable	128,751
Accrued expenses and other liabilities	328,493

Total liabilities	22,155,452

Total net assets	$776,259,443

NET ASSETS CONSIST OF
Paid-in capital	$604,167,271
Accumulated net investment loss	(6,504,204)
Accumulated net realized losses on investments	(6,311,778)
Net unrealized gains on investments	184,908,154

Total net assets	$776,259,443

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$573,303,983
Shares outstanding – Class A1	13,415,946
Net asset value per share – Class A	$42.73
Maximum offering price per share – Class A2	$45.34
Net assets – Class B	$3,477,144
Shares outstanding – Class B1	108,808
Net asset value per share – Class B	$31.96
Net assets – Class C	$74,336,869
Shares outstanding – Class C1	2,318,112
Net asset value per share – Class C	$32.07
Net assets – Class R	$10,121,769
Shares outstanding – Class R1	246,639
Net asset value per share – Class R	$41.04
Net assets – Administrator Class	$38,039,410
Shares outstanding – Administrator Class[1]	833,336
Net asset value per share – Administrator Class	$45.65
Net assets – Institutional Class	$76,980,268
Shares outstanding – Institutional Class[1]	1,653,614
Net asset value per share – Institutional Class	$46.55

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Omega Growth Fund	Statement of operations—year ended July 31, 2016

Investment income
Dividends	$6,493,476
Securities lending income, net	129,604
Income from affiliated securities	26,794

Total investment income	6,649,874

Expenses
Management fee	6,348,545
Administration fees
Class A	1,228,591
Class B	10,690
Class C	169,120
Class R	25,813
Administrator Class	74,194
Institutional Class	95,277
Shareholder servicing fees
Class A	1,462,608
Class B	12,726
Class C	201,333
Class R	30,524
Administrator Class	136,667
Distribution fees
Class B	38,178
Class C	603,999
Class R	30,729
Custody and accounting fees	59,667
Professional fees	48,336
Registration fees	84,990
Shareholder report expenses	119,756
Trustees’ fees and expenses	24,905
Other fees and expenses	20,182

Total expenses	10,826,830
Less: Fee waivers and/or expense reimbursements	(155,367)

Net expenses	10,671,463

Net investment loss	(4,021,589)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(4,017,597)
Net change in unrealized gains (losses) on investments	(30,592,986)

Net realized and unrealized gains (losses) on investments	(34,610,583)

Net decrease in net assets resulting from operations	$(38,632,172)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Omega Growth Fund	17

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment loss		$(4,021,589)		$(6,158,068)
Net realized gains (losses) on investments		(4,017,597)		83,493,222
Net change in unrealized gains (losses) on investments		(30,592,986)		22,205,824

Net increase (decrease) in net assets resulting from operations		(38,632,172)		99,540,978

Distributions to shareholders from
Net realized gains
Class A		(53,442,331)		(88,485,249)
Class B		(648,915)		(1,659,485)
Class C		(9,667,016)		(16,860,203)
Class R		(1,155,110)		(2,357,246)
Administrator Class		(4,963,941)		(11,565,611)
Institutional Class		(5,527,216)		(8,555,196)

Total distributions to shareholders		(75,404,529)		(129,482,990)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	636,040	26,983,625	1,073,382	51,726,380
Class B	592	18,253	3,036	118,881
Class C	129,265	4,127,591	278,343	10,475,969
Class R	78,841	3,191,728	114,110	5,204,171
Administrator Class	117,203	5,396,775	459,293	23,327,789
Institutional Class	421,170	18,380,976	1,015,747	53,541,695

		58,098,948		144,394,885

Reinvestment of distributions
Class A	1,213,454	49,860,826	1,824,272	82,165,203
Class B	20,867	644,380	46,774	1,640,836
Class C	278,845	8,638,611	404,364	14,229,572
Class R	11,870	469,234	21,691	945,291
Administrator Class	110,013	4,822,974	205,792	9,812,172
Institutional Class	110,554	4,935,146	136,046	6,577,836

		69,371,171		115,370,910

Payment for shares redeemed
Class A	(2,617,353)	(109,288,473)	(3,198,159)	(154,561,009)
Class B	(121,453)	(3,865,675)	(150,668)	(5,747,142)
Class C	(728,858)	(22,930,898)	(708,562)	(26,619,160)
Class R	(212,709)	(8,667,886)	(180,460)	(8,460,276)
Administrator Class	(1,088,227)	(49,198,465)	(1,166,619)	(60,110,360)
Institutional Class	(552,473)	(26,185,870)	(418,232)	(21,368,714)

		(220,137,267)		(276,866,661)

Net decrease in net assets resulting from capital share transactions		(92,667,148)		(17,100,866)

Total decrease in net assets		(206,703,849)		(47,042,878)

Net assets
Beginning of period		982,963,292		1,030,006,170

End of period		$776,259,443		$982,963,292

Accumulated net investment loss		$(6,504,204)		$(4,452,286)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$48.29	$49.99	$47.97	$39.09	$38.29
Net investment loss	(0.19)[1]	(0.28)[1]	(0.49)	(0.02)	(0.28)[1]
Net realized and unrealized gains (losses) on investments	(1.44)	5.12	8.28	10.31	1.08

Total from investment operations	(1.63)	4.84	7.79	10.29	0.80
Distributions to shareholders from
Net realized gains	(3.93)	(6.54)	(5.77)	(1.41)	0.00
Net asset value, end of period	$42.73	$48.29	$49.99	$47.97	$39.09
Total return[2]	(3.07)%	10.65%	16.58%	27.07%	2.09%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.32%	1.32%	1.34%	1.35%
Net expenses	1.28%	1.30%	1.30%	1.30%	1.30%
Net investment loss	(0.47)%	(0.58)%	(0.84)%	(0.08)%	(0.75)%
Supplemental data
Portfolio turnover rate	84%	94%	101%	88%	101%
Net assets, end of period (000s omitted)	$573,304	$685,005	$724,071	$668,992	$550,758

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$37.44	$40.45	$40.07	$33.12	$32.68
Net investment loss	(0.39)[1]	(0.51)[1]	(0.65)[1]	(0.28)[1]	(0.47)[1]
Net realized and unrealized gains (losses) on investments	(1.16)	4.04	6.80	8.64	0.91

Total from investment operations	(1.55)	3.53	6.15	8.36	0.44
Distributions to shareholders from
Net realized gains	(3.93)	(6.54)	(5.77)	(1.41)	0.00
Net asset value, end of period	$31.96	$37.44	$40.45	$40.07	$33.12
Total return[2]	(3.77)%	9.82%	15.71%	26.11%	1.32%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.07%	2.07%	2.09%	2.10%
Net expenses	2.03%	2.05%	2.05%	2.05%	2.05%
Net investment loss	(1.22)%	(1.32)%	(1.58)%	(0.78)%	(1.51)%
Supplemental data
Portfolio turnover rate	84%	94%	101%	88%	101%
Net assets, end of period (000s omitted)	$3,477	$7,817	$12,526	$17,476	$22,271

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$37.55	$40.56	$40.15	$33.18	$32.75
Net investment loss	(0.39)[1]	(0.51)[1]	(0.65)[1]	(0.31)[1]	(0.47)[1]
Net realized and unrealized gains (losses) on investments	(1.16)	4.04	6.83	8.69	0.90

Total from investment operations	(1.55)	3.53	6.18	8.38	0.43
Distributions to shareholders from
Net realized gains	(3.93)	(6.54)	(5.77)	(1.41)	0.00
Net asset value, end of period	$32.07	$37.55	$40.56	$40.15	$33.18
Total return[2]	(3.75)%	9.79%	15.73%	26.11%	1.31%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.07%	2.07%	2.09%	2.10%
Net expenses	2.03%	2.05%	2.05%	2.05%	2.05%
Net investment loss	(1.22)%	(1.33)%	(1.59)%	(0.85)%	(1.49)%
Supplemental data
Portfolio turnover rate	84%	94%	101%	88%	101%
Net assets, end of period (000s omitted)	$74,337	$99,100	$108,073	$83,206	$59,481

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2016	2015	2014	2013	2012
Net asset value, beginning of period	$46.66	$48.62	$46.90	$38.35	$37.66
Net investment loss	(0.29)[1]	(0.39)[1]	(0.53)[1]	(0.09)	(0.36)[1]
Net realized and unrealized gains (losses) on investments	(1.40)	4.97	8.02	10.05	1.05

Total from investment operations	(1.69)	4.58	7.49	9.96	0.69
Distributions to shareholders from
Net realized gains	(3.93)	(6.54)	(5.77)	(1.41)	0.00
Net asset value, end of period	$41.04	$46.66	$48.62	$46.90	$38.35
Total return	(3.30)%	10.38%	16.30%	26.73%	1.83%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.57%	1.57%	1.59%	1.60%
Net expenses	1.53%	1.55%	1.55%	1.55%	1.55%
Net investment loss	(0.71)%	(0.83)%	(1.09)%	(0.38)%	(0.99)%
Supplemental data
Portfolio turnover rate	84%	94%	101%	88%	101%
Net assets, end of period (000s omitted)	$10,122	$17,199	$20,095	$23,745	$15,408

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$51.20	$52.50	$50.00	$40.60	$39.67
Net investment income (loss)	(0.12)[1]	(0.17)[1]	(0.31)[1]	0.07 [1]	(0.19)[1]
Net realized and unrealized gains (losses) on investments	(1.50)	5.41	8.58	10.74	1.12

Total from investment operations	(1.62)	5.24	8.27	10.81	0.93
Distributions to shareholders from
Net realized gains	(3.93)	(6.54)	(5.77)	(1.41)	0.00
Net asset value, end of period	$45.65	$51.20	$52.50	$50.00	$40.60
Total return	(2.84)%	10.91%	16.89%	27.35%	2.34%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.15%	1.15%	1.17%	1.17%
Net expenses	1.08%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.27)%	(0.33)%	(0.59)%	0.16%	(0.49)%
Supplemental data
Portfolio turnover rate	84%	94%	101%	88%	101%
Net assets, end of period (000s omitted)	$38,039	$86,756	$115,281	$69,264	$51,560

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Omega Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$52.01	$53.10	$50.40	$40.81	$39.77
Net investment income (loss)	(0.00)[1]	(0.04)[2]	(0.24)	0.11 [2]	(0.10)
Net realized and unrealized gains (losses) on investments	(1.53)	5.49	8.71	10.89	1.14

Total from investment operations	(1.53)	5.45	8.47	11.00	1.04
Distributions to shareholders from
Net realized gains	(3.93)	(6.54)	(5.77)	(1.41)	0.00
Net asset value, end of period	$46.55	$52.01	$53.10	$50.40	$40.81
Total return	(2.61)%	11.20%	17.17%	27.68%	2.62%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.90%	0.89%	0.91%	0.92%
Net expenses	0.83%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.01)%	(0.09)%	(0.36)%	0.24%	(0.24)%
Supplemental data
Portfolio turnover rate	84%	94%	101%	88%	101%
Net assets, end of period (000s omitted)	$76,980	$87,085	$49,960	$3,507	$779

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Omega Growth Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and net operating losses. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(5,082,539)	$1,969,671	$3,112,868

As of July 31, 2016, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:

Deferred post-October capital losses	Late-year ordinary losses deferred
$(5,015,077)	$(6,480,064)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26	Wells Fargo Omega Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$170,002,706	$0	$0	$170,002,706
Consumer staples	62,579,380	0	0	62,579,380
Financials	47,534,800	0	0	47,534,800
Health care	140,653,465	0	0	140,653,465
Industrials	86,095,300	0	0	86,095,300
Information technology	247,711,385	0	0	247,711,385
Materials	22,869,734	0	0	22,869,734

Short-term investments
Investment companies	7,513,053	0	0	7,513,053
Investments measured at net asset value*				421,875
Total assets	$784,959,823	$0	$0	$785,381,698

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments LLC valued at $421,875 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Omega Growth Fund	27

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2015, the Fund’s expenses were capped at 1.05% for Administrator Class and 0.80% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2016, Funds Distributor received $18,593 from the sale of Class A shares and $164 and $429 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $692,876,059 and $854,088,789, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

28	Wells Fargo Omega Growth Fund	Notes to financial statements

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	Year ended July 31
	2016	2015
Ordinary income	$0	$25,132,357
Long-term capital gain	75,404,529	104,350,633

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$183,611,453	$(6,480,064)	$(5,015,077)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Omega Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Omega Growth Fund (formerly known as Wells Fargo Advantage Omega Growth Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Omega Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

30	Wells Fargo Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $75,404,529 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Omega Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Omega Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance

34	Wells Fargo Omega Growth Fund	Other information (unaudited)

Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except the five- and ten-year periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 3000® Growth Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance and of longer term outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

Other information (unaudited)	Wells Fargo Omega Growth Fund	35

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245328 09-16 A211/AR211 07-16

Annual Report

July 31, 2016

Wells Fargo

Premier Large Company Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Premier Large Company Growth Fund for the 12-month period that ended July 31, 2016. During this period, which began August 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed); international economies faced deeper ongoing challenges. During June 2016, global markets became especially volatile as the U.K.’s vote over whether to leave the European Union (E.U.) approached. However, markets began recovering shortly after the U.K. voted to leave and rallied through July. Despite significant market fluctuations over the course of the year, U.S. stocks delivered positive results overall for the 12-month reporting period, as measured by the Russell 1000® Index.1 International markets generally declined as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index.2

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in growth China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

[1]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Premier Large Company Growth Fund	3

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

Stocks generally posted positive results for July 2016.

U.S. stocks displayed the most momentum during the first two weeks of the month, buoyed partly by an unexpectedly favorable June jobs report that helped strengthen confidence in the U.S. economy. Also, investors perhaps felt that global central banks could extend stimulus measures in the wake of the Brexit vote. Although U.S. market momentum slowed during the second half of July, stocks ended in positive territory for the month. International stocks delivered positive monthly results as well.

4	Wells Fargo Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Premier Large Company Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of July 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKJAX)	1-20-1998	(8.77)	9.37	9.21	(3.22)	10.67	9.87	1.11	1.11
Class B (EKJBX)*	9-11-1935	(8.35)	9.56	9.30	(3.92)	9.83	9.30	1.86	1.86
Class C (EKJCX)	1-22-1998	(4.92)	9.84	9.05	(3.92)	9.84	9.05	1.86	1.86
Class R4 (EKJRX)	11-30-2012	–	–	–	(2.91)	11.03	10.20	0.83	0.80
Class R6 (EKJFX)	11-30-2012	–	–	–	(2.78)	11.15	10.27	0.68	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	(3.13)	10.84	10.00	1.03	1.00
Institutional Class (EKJYX)	6-30-1999	–	–	–	(2.85)	11.12	10.25	0.78	0.70
Russell 1000® Growth Index[4]	–	–	–	–	4.35	13.62	9.50	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Premier Large Company Growth Fund	7

Growth of $10,000 investment as of July 31, 2016[5]

[1]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Premier Large Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2016.

■	Holdings within the health care and information technology (IT) sectors contributed to the Fund’s underperformance for the period. An underweight to slower-growing stocks in the consumer staples sector also detracted from results as investors sought higher-yielding stocks.

■	The market environment often was influenced by investor sentiment rather than by fundamentals during the period, which presented a general challenge for our emphasis on adding value through bottom-up stock selection.

The ongoing low-interest-rate environment drove investors’ demand for dividend yield, hindering Fund results.

Faced with the prospect of historically low interest rates and, in some countries, negative interest rates, investors continued to seek alternative sources of income via dividend-paying stocks. Stocks paying a dividend yield larger than 2% contributed disproportionately to the total return of the Russell 1000® Growth Index for the period. Due to its focus on faster-growing stocks, the Fund tends to be significantly underweight dividend-paying stocks compared with the index; this characteristic significantly contributed to the Fund’s underperformance for the period. While investors’ preference for dividend yield challenged our investment process at times during the period, it also led to historically attractive relative valuations for faster-growing stocks, which could bode well for future Fund performance.

Ten largest holdings (%) as of July 31, 2016[6]
Facebook Incorporated Class A	5.50
Alphabet Incorporated Class A	4.60
Amazon.com Incorporated	4.41
Visa Incorporated Class A	2.87
Microchip Technology Incorporated	2.76
Microsoft Corporation	2.42
Dollar Tree Incorporated	2.33
MasterCard Incorporated Class A	2.14
Union Pacific Corporation	2.09
Ecolab Incorporated	1.99

Results from the Fund’s health care and IT holdings detracted from performance.

Within health care, biotechnology holdings detracted notably over the period. Although these companies tended to experience solid demand for existing medical solutions, their stocks suffered significant declines in the first half of 2016. Multiple factors drove the share-price weakness, including the negative effects of ongoing political rhetoric concerning potential drug-pricing controls and less-robust fundamental outlooks for several companies.

Within the IT sector, several holdings with significant market opportunities within faster-growing areas, such as cloud services, data analytics, and network security,

displayed weakness. Although these holdings generally delivered solid growth fundamentals, they experienced significant volatility as investors reacted to global economic uncertainties. At times during the period, investors preferred select mega-cap IT stocks, often at the expense of many small- and mid-cap IT companies that were actively reinvesting in their businesses to expand their market share.

Holdings within the consumer discretionary, energy, and materials sectors contributed positively to performance.

Within the consumer discretionary sector, the Fund benefited from solid performance by holdings with strong secular growth. Retail companies focused on the lower-end consumer continued to perform well as their business models tend to be more resistant to the pressures of Amazon.com, Incorporated, and other online retailers. Among the Fund’s energy holdings, exploration and production company Concho Resources Incorporated, which has fracking operations in the Permian Basin, delivered favorable results as oil prices rallied off their February 2016 lows. Within the materials sector, Airgas, Incorporated, performed well as investors rewarded companies with proven business models that offered consistent results.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Premier Large Company Growth Fund	9

Sector distribution as of July 31, 2016[7]

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to potentially capitalize on opportunities and position for the future. Using our bottom-up research process, we added IT companies that met our criteria for robust, sustainable growth that appears underappreciated by the market. We funded these purchases primarily with the proceeds from sales of holdings in the health care and consumer discretionary sectors.

Given the abundant political and economic headlines dominating the media in the U.S. and worldwide, we expect to see continued market volatility heading into the summer of 2016 and likely through the U.S. general election in November 2016. As this volatility occurs, we intend to take advantage of potential opportunities as the valuation gaps of the companies held within the Fund widen and contract. We maintain strong conviction for the rapidly growing companies within the portfolio; many holdings have been trading at or near multiyear-low valuations relative to the broad market. Our investment strategy—seeking robust growth companies with sustainable business models that are underappreciated by investors—should position us, going forward, to take advantage of opportunities within the market for the benefit of Fund shareholders.

Please see footnotes on page 7.

10	Wells Fargo Premier Large Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2016	Ending account value 7-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,101.28	$5.80	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.57	1.11%
Class B
Actual	$1,000.00	$1,096.97	$9.69	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.32	1.86%
Class C
Actual	$1,000.00	$1,097.22	$9.70	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32	1.86%
Class R4
Actual	$1,000.00	$1,102.94	$4.18	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%
Class R6
Actual	$1,000.00	$1,103.95	$3.40	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%
Administrator Class
Actual	$1,000.00	$1,101.86	$5.23	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%
Institutional Class
Actual	$1,000.00	$1,103.30	$3.66	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2016	Wells Fargo Premier Large Company Growth Fund	11

Security name	Shares	Value

Common Stocks: 95.78%

Consumer Discretionary: 21.19%

Auto Components: 0.28%
Delphi Automotive plc	147,660	$10,014,301

Distributors: 1.52%
LKQ Corporation †	1,577,210	54,240,252

Hotels, Restaurants & Leisure: 1.87%
Starbucks Corporation	1,150,170	66,767,369

Internet & Catalog Retail: 4.41%
Amazon.com Incorporated †	207,580	157,513,780

Media: 1.01%
The Walt Disney Company	374,080	35,892,976

Multiline Retail: 3.77%
Dollar General Corporation	541,900	51,339,606
Dollar Tree Incorporated †	865,130	83,303,368

		134,642,974

Specialty Retail: 6.37%
CarMax Incorporated †«	80,230	4,674,200
O’Reilly Automotive Incorporated †	121,680	35,363,858
The Home Depot Incorporated	486,840	67,300,762
The TJX Companies Incorporated	629,470	51,440,288
Tractor Supply Company	749,950	68,732,918

		227,512,026

Textiles, Apparel & Luxury Goods: 1.96%
Nike Incorporated Class B	501,190	27,816,045
Under Armour Incorporated Class A †«	424,190	16,738,537
Under Armour Incorporated Class C †	441,980	15,778,686
VF Corporation	151,260	9,443,162

		69,776,430

Consumer Staples: 6.35%

Beverages: 2.01%
Constellation Brands Incorporated Class A	172,730	28,436,540
The Coca-Cola Company	997,400	43,516,562

		71,953,102

Food & Staples Retailing: 2.96%
Costco Wholesale Corporation	311,490	52,087,358
CVS Health Corporation	349,430	32,399,150
Sprouts Farmers Market Incorporated †	915,222	21,169,085

		105,655,593

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Premier Large Company Growth Fund	Portfolio of investments—July 31, 2016

Security name	Shares	Value

Household Products: 0.54%
Colgate-Palmolive Company	257,520	$19,167,214

Personal Products: 0.84%
The Estee Lauder Companies Incorporated Class A	322,110	29,924,019

Energy: 1.47%

Energy Equipment & Services: 0.45%
Schlumberger Limited	197,910	15,935,713

Oil, Gas & Consumable Fuels: 1.02%
Concho Resources Incorporated †	292,770	36,362,034

Financials: 1.20%

Capital Markets: 0.33%
SEI Investments Company	80	3,600
TD Ameritrade Holding Corporation	394,560	11,978,842

		11,982,442

REITs: 0.87%
American Tower Corporation	267,550	30,974,264

Health Care: 17.12%

Biotechnology: 7.69%
Alexion Pharmaceuticals Incorporated †	550,604	70,807,674
BioMarin Pharmaceutical Incorporated †	597,130	59,366,665
Celgene Corporation †	515,868	57,875,231
Incyte Corporation †	85,490	7,712,053
Regeneron Pharmaceuticals Incorporated †	136,940	58,215,933
Vertex Pharmaceuticals Incorporated †	213,140	20,674,580

		274,652,136

Health Care Equipment & Supplies: 2.94%
Danaher Corporation	284,420	23,163,165
Intuitive Surgical Incorporated †	26,780	18,632,453
Medtronic plc	721,762	63,248,004

		105,043,622

Health Care Providers & Services: 0.61%
Laboratory Corporation of America Holdings †	154,920	21,620,635

Health Care Technology: 1.50%
Cerner Corporation †	855,880	53,398,353

Life Sciences Tools & Services: 0.85%
Patheon NV †	109,433	2,829,937
Quintiles Transnational Holdings Incorporated †	351,767	27,311,190

		30,141,127

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2016	Wells Fargo Premier Large Company Growth Fund	13

Security name	Shares	Value

Pharmaceuticals: 3.53%
Allergan plc †	98,750	$24,978,813
Bristol-Myers Squibb Company	772,910	57,821,397
Zoetis Incorporated	857,288	43,267,325

		126,067,535

Industrials: 7.92%

Aerospace & Defense: 1.64%
Honeywell International Incorporated	293,170	34,104,466
The Boeing Company	183,870	24,576,064

		58,680,530

Air Freight & Logistics: 0.95%
United Parcel Service Incorporated Class B	313,820	33,923,942

Airlines: 0.71%
Southwest Airlines Company	687,500	25,444,375

Electrical Equipment: 0.68%
Acuity Brands Incorporated	91,920	24,122,566

Machinery: 0.39%
Fortive Corporation †	286,705	13,822,048

Road & Rail: 3.55%
Canadian Pacific Railway Limited	5,660	847,755
Kansas City Southern	532,440	51,172,808
Union Pacific Corporation	803,040	74,722,872

		126,743,435

Information Technology: 37.13%

Communications Equipment: 0.66%
Palo Alto Networks Incorporated †	179,290	23,467,268

Internet Software & Services: 11.15%
Alphabet Incorporated Class A †	207,410	164,131,829
Alphabet Incorporated Class C †	48,918	37,607,669
Facebook Incorporated Class A †	1,584,450	196,376,733

		398,116,231

IT Services: 7.39%
Accenture plc Class A	247,580	27,929,500
Cognizant Technology Solutions Corporation Class A †	382,370	21,982,451
MasterCard Incorporated Class A	800,510	76,240,572
PayPal Holdings Incorporated †	946,190	35,236,116
Visa Incorporated Class A	1,311,550	102,366,478

		263,755,117

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Premier Large Company Growth Fund	Portfolio of investments—July 31, 2016

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 6.80%
Broadcom Limited		437,893	$70,929,908
Microchip Technology Incorporated		1,769,870	98,475,567
NXP Semiconductors NV †		158,420	13,321,538
Texas Instruments Incorporated		860,110	59,992,673

			242,719,686

Software: 9.43%
Activision Blizzard Incorporated		848,060	34,058,090
Adobe Systems Incorporated †		455,080	44,534,129
Fortinet Incorporated †		935,780	32,462,208
Microsoft Corporation		1,525,530	86,467,040
Red Hat Incorporated †		521,960	39,298,368
Salesforce.com Incorporated †		363,950	29,771,110
ServiceNow Incorporated †		239,620	17,952,330
Splunk Incorporated †		602,620	37,687,855
Tableau Software Incorporated Class A †		26,164	1,478,528
Ultimate Software Group Incorporated †		62,612	13,092,169

			336,801,827

Technology Hardware, Storage & Peripherals: 1.70%
Apple Incorporated		581,580	60,606,452

Materials: 3.40%

Chemicals: 3.40%
Ecolab Incorporated		600,680	71,108,498
Praxair Incorporated		432,420	50,394,224

			121,502,722

Total Common Stocks (Cost $2,218,539,602)			3,418,944,096

	Yield
Short-Term Investments: 3.31%

Investment Companies: 3.31%
Securities Lending Cash Investments LLC (l)(r)(u)	0.50%	20,898,750	20,898,750
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	97,272,258	97,272,258

Total Short-Term Investments (Cost $118,171,008)			118,171,008

Total investments in securities (Cost $2,336,710,610) *	99.09%	3,537,115,104
Other assets and liabilities, net	0.91	32,458,790

Total net assets	100.00%	$3,569,573,894

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,354,267,055 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,215,099,766
Gross unrealized losses	(32,251,717)

Net unrealized gains	$1,182,848,049

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2016	Wells Fargo Premier Large Company Growth Fund	15

Assets
Investments
In unaffiliated securities (including $20,365,468 of securities loaned), at value (cost $2,218,539,602)	$3,418,944,096
In affiliated securities, at value (cost $118,171,008)	118,171,008

Total investments, at value (cost $2,336,710,610)	3,537,115,104
Receivable for investments sold	32,631,226
Receivable for Fund shares sold	91,003,564
Receivable for dividends	1,149,039
Receivable for securities lending income	14,262
Prepaid expenses and other assets	106,868

Total assets	3,662,020,063

Liabilities
Payable for investments purchased	57,942,609
Payable for Fund shares redeemed	10,449,311
Payable upon receipt of securities loaned	20,898,750
Management fee payable	1,716,229
Distribution fees payable	187,956
Administration fees payable	487,884
Accrued expenses and other liabilities	763,430

Total liabilities	92,446,169

Total net assets	$3,569,573,894

NET ASSETS CONSIST OF
Paid-in capital	$2,185,774,894
Accumulated net investment loss	(2,674,776)
Accumulated net realized gains on investments	186,069,282
Net unrealized gains on investments	1,200,404,494

Total net assets	$3,569,573,894

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,697,745,583
Shares outstanding – Class A1	115,623,546
Net asset value per share – Class A	$14.68
Maximum offering price per share – Class A2	$15.58
Net assets – Class B	$869,902
Shares outstanding – Class B1	68,644
Net asset value per share – Class B	$12.67
Net assets – Class C	$296,895,783
Shares outstanding – Class C1	23,490,086
Net asset value per share – Class C	$12.64
Net assets – Class R4	$3,988,364
Share outstanding – Class R4[1]	265,886
Net asset value per share – Class R4	$15.00
Net assets – Class R6	$179,198,135
Shares outstanding – Class R6[1]	11,883,082
Net asset value per share – Class R6	$15.08
Net assets – Administrator Class	$292,900,411
Shares outstanding – Administrator Class[1]	19,761,119
Net asset value per share – Administrator Class	$14.82
Net assets – Institutional Class	$1,097,975,716
Shares outstanding – Institutional Class[1]	72,896,530
Net asset value per share – Institutional Class	$15.06

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Premier Large Company Growth Fund	Statement of operations—year ended July 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $13,000)	$40,113,419
Securities lending income, net	515,970
Income from affiliated securities	106,015

Total investment income	40,735,404

Expenses
Management fee	27,761,080
Administration fees
Class A	4,052,405
Class B	2,777
Class C	694,972
Class R4	1,972
Class R6	52,893
Administrator Class	795,384
Institutional Class	1,598,145
Investor Class	132,962 [1]
Shareholder servicing fees
Class A	4,823,730
Class B	3,306
Class C	827,347
Class R4	2,464
Administrator Class	1,516,286
Investor Class	103,446 [1]
Distribution fees
Class B	9,916
Class C	2,482,043
Custody and accounting fees	226,704
Professional fees	54,345
Registration fees	162,479
Shareholder report expenses	429,971
Trustees’ fees and expenses	24,636
Other fees and expenses	98,196

Total expenses	45,857,459
Less: Fee waivers and/or expense reimbursements	(2,029,726)

Net expenses	43,827,733

Net investment loss	(3,092,329)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	354,287,986
Net change in unrealized gains (losses) on investments	(628,644,827)

Net realized and unrealized gains (losses) on investments	(274,356,841)

Net decrease in net assets resulting from operations	$(277,449,170)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Premier Large Company Growth Fund	17

	Year ended July 31, 2016		Year ended July 31, 2015

Operations
Net investment loss		$(3,092,329)		$(4,932,440)
Net realized gains on investments		354,287,986		217,385,650
Net change in unrealized gains (losses) on investments		(628,644,827)		456,933,003

Net increase (decrease) in net assets resulting from operations		(277,449,170)		669,386,213

Distributions to shareholders from
Net realized gains
Class A		(154,141,985)		(25,289,106)
Class B		(115,925)		(52,310)
Class C		(27,659,123)		(6,075,432)
Class R4		(138,255)		(26,355)
Class R6		(12,437,527)		(2,294,051)
Administrator Class		(51,332,185)		(17,637,288)
Institutional Class		(90,311,280)		(16,043,030)
Investor Class		0 [1]		(2,767,968)

Total distributions to shareholders		(336,136,280)		(70,185,540)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	33,396,591	499,630,054	44,287,833	683,559,842
Class B	6,032	75,914	4,474	61,128
Class C	2,643,388	33,651,473	4,631,916	62,766,733
Class R4	147,562	2,106,423	89,416	1,331,780
Class R6	3,017,767	46,660,260	1,160,674	18,210,412
Administrator Class	3,919,148	57,602,147	11,745,864	181,283,260
Institutional Class	27,347,396	409,718,053	26,787,602	422,028,125
Investor Class	204,065 [1]	3,092,911 [1]	1,217,432	18,676,165

		1,052,537,235		1,387,917,445

Reinvestment of distributions
Class A	10,119,274	145,413,973	1,553,406	23,409,833
Class B	7,422	92,480	3,219	42,848
Class C	1,715,487	21,323,504	333,914	4,431,032
Class R4	9,437	138,255	1,723	26,355
Class R6	813,689	11,977,506	141,900	2,176,746
Administrator Class	3,513,370	50,943,861	1,033,233	15,674,143
Institutional Class	4,638,850	68,237,489	854,382	13,097,671
Investor Class	0 [1]	0 [1]	181,619	2,727,921

		298,127,068		61,586,549

Payment for shares redeemed
Class A	(67,943,982)	(948,979,782)	(36,977,346)	(568,178,692)
Class B	(96,549)	(1,234,246)	(166,018)	(2,261,194)
Class C	(8,078,699)	(100,085,119)	(6,821,898)	(93,243,358)
Class R4	(19,668)	(274,630)	(14,450)	(227,033)
Class R6	(1,984,285)	(28,819,972)	(2,357,872)	(37,477,435)
Administrator Class	(56,550,448)	(817,362,391)	(34,510,354)	(539,756,076)
Institutional Class	(38,166,413)	(557,212,931)	(18,413,561)	(290,307,468)
Investor Class	(12,187,103)[1]	(190,582,272)[1]	(3,060,955)	(47,139,147)

		(2,644,551,343)		(1,578,590,403)

Net decrease in net assets resulting from capital share transactions		(1,293,887,040)		(129,086,409)

Total increase (decrease) in net assets		(1,907,472,490)		470,114,264

Net assets
Beginning of period		5,477,046,384		5,006,932,120

End of period		$3,569,573,894		$5,477,046,384

Accumulated net investment loss		$(2,674,776)		$(2,789,149)

[1]	For the period from August 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.28	$14.55	$12.57	$10.21	$9.89
Net investment loss	(0.03)	(0.03)	(0.05)	(0.02)	(0.03)[1]
Net realized and unrealized gains (losses) on investments	(0.52)	1.97	2.03	2.38	0.60

Total from investment operations	(0.55)	1.94	1.98	2.36	0.57
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00	(0.25)
Net asset value, end of period	$14.68	$16.28	$14.55	$12.57	$10.21
Total return[2]	(3.22)%	13.46%	15.75%	23.11%	6.08%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.16%	1.17%	1.19%	1.23%
Net expenses	1.11%	1.12%	1.12%	1.12%	1.12%
Net investment loss	(0.17)%	(0.18)%	(0.36)%	(0.15)%	(0.30)%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%	51%
Net assets, end of period (000s omitted)	$1,697,746	$2,280,107	$1,908,455	$1,515,862	$932,106

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.30	$12.90	$11.23	$9.19	$8.99
Net investment loss	(0.11)[1]	(0.13)[1]	(0.13)[1]	(0.09)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	(0.47)	1.74	1.80	2.13	0.54

Total from investment operations	(0.58)	1.61	1.67	2.04	0.45
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00	(0.25)
Net asset value, end of period	$12.67	$14.30	$12.90	$11.23	$9.19
Total return[2]	(3.92)%	12.61%	14.87%	22.20%	5.22%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.91%	1.91%	1.94%	1.97%
Net expenses	1.86%	1.87%	1.87%	1.87%	1.87%
Net investment loss	(0.91)%	(0.92)%	(1.09)%	(0.87)%	(1.04)%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%	51%
Net assets, end of period (000s omitted)	$870	$2,170	$4,001	$5,637	$6,962

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.27	$12.87	$11.20	$9.17	$8.97
Net investment loss	(0.12)[1]	(0.13)[1]	(0.14)[1]	(0.09)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	(0.46)	1.74	1.81	2.12	0.55

Total from investment operations	(0.58)	1.61	1.67	2.03	0.45
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00	(0.25)
Net asset value, end of period	$12.64	$14.27	$12.87	$11.20	$9.17
Total return[2]	(3.92)%	12.65%	14.91%	22.14%	5.24%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.91%	1.92%	1.94%	1.98%
Net expenses	1.86%	1.87%	1.87%	1.87%	1.87%
Net investment loss	(0.92)%	(0.93)%	(1.11)%	(0.91)%	(1.07)%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%	51%
Net assets, end of period (000s omitted)	$296,896	$388,290	$374,136	$279,203	$129,980

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2016	2015	2014	2013[1]
Net asset value, beginning of period	$16.56	$14.75	$12.70	$10.81
Net investment income (loss)	0.02 [3]	0.02	(0.01)	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.53)	2.00	2.06	1.89

Total from investment operations	(0.51)	2.02	2.05	1.89
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.00	$16.56	$14.75	$12.70
Total return[4]	(2.91)%	13.82%	16.14%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.83%	0.84%	0.85%
Net expenses	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.13%	0.13%	(0.11)%	0.06%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$3,988	$2,129	$765	$131

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Amount is less than $0.005 per share.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$16.62	$14.77	$12.71	$10.81
Net investment income	0.04 [3]	0.05	0.01	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.53)	2.01	2.05	1.90

Total from investment operations	(0.49)	2.06	2.06	1.90
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00
Net asset value, end of period	$15.08	$16.62	$14.77	$12.71
Total return[4]	(2.78)%	14.00%	16.29%	17.58%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.68%	0.69%	0.71%
Net expenses	0.65%	0.65%	0.65%	0.65%
Net investment income	0.28%	0.29%	0.09%	0.05%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%
Net assets, end of period (000s omitted)	$179,198	$166,768	$163,871	$4,629

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Amount is less than $0.005 per share.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.41	$14.63	$12.62	$10.24	$9.90
Net investment loss	(0.00)[1,2]	(0.00)[1]	(0.02)	(0.00)[1]	(0.02)
Net realized and unrealized gains (losses) on investments	(0.54)	1.99	2.03	2.38	0.61

Total from investment operations	(0.54)	1.99	2.01	2.38	0.59
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00	(0.25)
Net asset value, end of period	$14.82	$16.41	$14.63	$12.62	$10.24
Total return	(3.13)%	13.73%	15.93%	23.24%	6.28%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.00%	1.00%	1.04%	1.07%
Net expenses	0.98%	0.95%	0.95%	0.95%	0.95%
Net investment loss	(0.02)%	(0.01)%	(0.19)%	(0.01)%	(0.16)%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%	51%
Net assets, end of period (000s omitted)	$292,900	$1,129,970	$1,325,864	$640,494	$251,759

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.61	$14.77	$12.71	$10.28	$9.91
Net investment income	0.03 [2]	0.03	0.01 [2]	0.00 [1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	(0.53)	2.02	2.05	2.43	0.62

Total from investment operations	(0.50)	2.05	2.06	2.43	0.62
Distributions to shareholders from
Net realized gains	(1.05)	(0.21)	0.00	0.00	(0.25)
Net asset value, end of period	$15.06	$16.61	$14.77	$12.71	$10.28
Total return	(2.85)%	14.01%	16.21%	23.64%	6.48%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.74%	0.74%	0.76%	0.79%
Net expenses	0.70%	0.70%	0.70%	0.71%	0.75%
Net investment income	0.23%	0.23%	0.07%	0.16%	0.04%
Supplemental data
Portfolio turnover rate	47%	44%	37%	32%	51%
Net assets, end of period (000s omitted)	$1,097,976	$1,313,281	$1,031,979	$1,328,994	$223,616

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount

26	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At July 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(4,385,179)	$3,206,702	$1,178,477

As of July 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $12,303,738 expiring in 2017.

As of July 31, 2016, the Fund had a qualified late-year ordinary loss of $2,656,167 which will be recognized on the first day of the following fiscal year.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	27

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$756,360,108	$0	$0	$756,360,108
Consumer staples	226,699,928	0	0	226,699,928
Energy	52,297,747	0	0	52,297,747
Financials	42,956,706	0	0	42,956,706
Health care	610,923,408	0	0	610,923,408
Industrials	282,736,896	0	0	282,736,896
Information technology	1,325,466,581	0	0	1,325,466,581
Materials	121,502,722	0	0	121,502,722

Short-term investments
Investment companies	97,272,258	0	0	97,272,258
Investments measured at net asset value*				20,898,750
Total assets	$3,516,216,354	$0	$0	$3,537,115,104

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $20,898,750 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

28	Wells Fargo Premier Large Company Growth Fund	Notes to financial statements

management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase. For the year ended July 31, 2016, the management fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R4	0.08
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86 for Class B shares, 1.86% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2015, the Fund’s expenses were capped at 0.95% for Administration Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2016, Funds Distributor received $63,210 from the sale of Class A shares and $466 and $2,487 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Premier Large Company Growth Fund	29

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2016 were $2,040,630,462 and $3,721,706,318, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended July 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $336,136,280 and $70,185,540 of long-term capital gain for the years ended July 31, 2016 and July 31, 2015, respectively.

As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$215,929,465	$1,182,848,049	$(2,656,167)	$(12,303,738)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Premier Large Company Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Premier Large Company Growth Fund (formerly known as Wells Fargo Advantage Premier Large Company Growth Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Premier Large Company Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2016

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $336,136,280 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 71 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Premier Large Company Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance

Other information (unaudited)	Wells Fargo Premier Large Company Growth Fund	35

Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the three-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

36	Wells Fargo Premier Large Company Growth Fund	Other information (unaudited)

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Premier Large Company Growth Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

245329 09-16 A212/AR212 07-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	July 31, 2016	July 31, 2015
Audit fees	$302,656	$296,590
Audit-related fees	—	—
Tax fees (1)	39,450	40,200
All other fees	—	—

	$342,106	$336,790

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	September 23, 2016

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	September 23, 2016